REINSURANCE POOLING AGREEMENT
         AMENDED AND RESTATED AS OF AUGUST 1, 1996


     THIS REINSURANCE POOLING AGREEMENT (the "Agreement") made by and among Meridian Mutual Insurance Company ("Mutual"), Meridian Security Insurance Company ("Security"), Citizens Security Mutual Insurance Company ("Citizens"), Citizens Fund Insurance Company ("Fund"), and Insurance Company of Ohio ("ICO")is entered into effective 12:01 a.m. on the first day of August, 1996, (the "Effective Time") and shall remain in force continuously thereafter until cancelled at any time by mutual consent.

     WHEREAS Mutual and Security have been parties to this Agreement since January 1, 1981; and

     WHEREAS Meridian Insurance Group, Inc. has become affiliated with Citizens and has acquired Fund and ICO as of the Effective Time and believes it is in the best interests of Citizens, Fund, and ICO for them to be parties to this Agreement; and

     WHEREAS Citizens, Fund, ICO, and Citizens Security
Group Inc. entered into an amended reinsurance pooling agreement effective October 20, 1989, which agreement the parties, including Meridian Merger Corporation as successor to Citizens Security Group Inc., desire to terminate as of the Effective Time of this Agreement, thereby agreeing to waive the one-hundred-eighty-day written termination notice requirement contained in the amended reinsurance pooling agreement;

     NOW, THEREFORE, do Citizens, Fund, ICO, and Meridian
Merger Corporation hereby terminate, as of the Effective
Time of this Agreement, that amended reinsurance pooling agreement executed October 20, 1989, by and among Citizens, Fund, ICO, and Citizens Security Group Inc., and simultaneously herewith Citizens, Fund, and ICO agree to become parties to this Agreement as witnessed by their signatures affixed to this Agreement.


                           ARTICLE I

The Companies are engaged in the insurance business and maintain a mutual relationship having certain incidents of common management, and desire to bring about for each other added economies of operation, uniform underwriting results, diversification as respects the classes of insurance business written, and maximization of capacity. To accomplish the aforesaid, the Companies do by means of this Agreement, pool all of their insurance business in force as of the Effective Time of this Agreement or thereafter and agree to share in the fortunes of their pooled insurance business.


                           ARTICLE II

Mutual hereby reinsures and Security, Citizens, Fund, and ICO hereby cede and transfer to Mutual all liabilities incurred under or in connection with all contracts and policies of insurance issued by Security, Citizens, Fund, and ICO outstanding and in force as of the Effective Time of this Agreement, or thereafter issued by them. Such liabilities shall include Security's, Citizens', Fund's, and ICO's reserves for unearned premiums, outstanding losses and loss expenses (including unreported losses), all other underwriting and administrative expenses which shall include service fee income and premium balances charged off as uncollected receivables, and policyholder dividends as evidenced by their books and records, but shall not include inter-company balances, service fee income, liabilities for Federal Income Taxes, or liabilities incurred in connection with Security's, Citizens', Fund's, and ICO's investment transactions.


                          ARTICLE III

Security, Citizens, Fund, and ICO hereby assign and transfer to Mutual all right, title and interest in and to reinsurance ceded to reinsurers, other than the parties hereto, outstanding and in force with respect to the liabilities reinsured by Mutual under Article II hereof.


                           ARTICLE IV

Each of Security, Citizens, Fund, and ICO agrees to pay to Mutual amounts equal to the aggregate of all of its liabilities reinsured by Mutual under Article II hereof.


                           ARTICLE V

Security, Citizens, Fund, and ICO hereby reinsure, and Mutual hereby cedes and transfers to each of them the following percentage of Mutual's net liabilities under all contracts and policies of insurance (including those reinsured by Mutual under Article II hereof) on which Mutual is subject to liability and which are outstanding and in force as of the Effective Time of this Agreement, or which are issued thereafter:
     61 percent ceded to Security;
      4 percent ceded to Citizens;
      9 percent ceded to Fund;
      4 percent ceded to ICO.
Such liabilities shall include Mutual's reserves for unearned premiums, outstanding losses and loss expense (including unreported losses), all other underwriting and administrative expenses which shall include service fee income and premium balances charged off as uncollected receivables, and policyholder dividends but shall not include inter-company balances, service fee income, liabilities for Federal Income Taxes or liabilities incurred in connection with Mutual's investment transactions.


                           ARTICLE VI

Mutual hereby assigns and transfers to each of Security, Citizens, Fund, and ICO assets in the amount equal to the aggregate of all liabilities of Mutual reinsured by that specific company under Article V hereof.


                          ARTICLE VII

Mutual agrees to pay to Security, Citizens, Fund, and ICO their specified participation, as listed in Article V, of all premiums written by the companies after first deducting premiums on all reinsurance ceded to reinsurers (other than the parties hereto). Similarly, it is further agreed that all losses, loss expenses and other underwriting and administrative expenses which shall include service fee income and premium balances charged off as uncollected receivables, (with the exceptions noted in Article II and V hereof) of the companies, less all losses and expenses recovered and recoverable under reinsurance ceded to reinsurers (other than the parties hereto), shall be pro-rated among all five parties on the basis of their respective participations.


                          ARTICLE VIII

The obligation of the companies under this Agreement to exchange reinsurance between themselves may be offset by the reciprocal obligations so that the net amount only shall be required to be transferred. An accounting on all transactions shall be rendered quarterly, or more often as may be mutually agreed, and shall be settled within a reasonable time thereafter. Except as otherwise required by the context of this Agreement, the amount of all payments between the companies under this Agreement shall be determined on the basis of the convention form of annual statements of the companies. Notwithstanding anything herein contained, this Agreement shall not apply to the investment operations of the companies, but this provision shall not prohibit other agreements pertaining to the intercompany allocation or sharing of investment expense.


                           ARTICLE IX

The conditions of reinsurance hereunder shall in all cases be identical with the conditions of the original insurance or as changed during the term of such insurance.


                           ARTICLE X

Each of the companies hereto, as the assuming insurer, hereby agrees that all reinsurance made, ceded, renewed or otherwise becoming effective under this Agreement shall be payable by the assuming insurer on the basis of the liability of the ceding insurer under the policy or contract reinsured without diminution because of the insolvency of the ceding insurer; provided that such reinsurance shall be payable directly to the ceding insurer or to its liquidator, receiver or other statutory successor, except (a) where the contract specifically provided another payee for such reinsurance in the event of the insolvency of the ceding insurer and (b) where the assuming insurer, with the consent of the direct insured or insureds and with the approval of the appropriate insurance department if such approval is required by state law, has assumed such policy obligations of the ceding insurer as direct obligations of the assuming insurer to the payees under such policies and in substitution for the obligations of the ceding insurer to such payee; and further provided that the liquidator, receiver or statutory successor of the ceding insurer shall give written notice of the pendency of any claim against the insolvent ceding insurer on the policy or contract reinsured within a reasonable time after such claim; and the assuming insurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses which it may deem available to the ceding insurer or its liquidator, receiver or statutory successor, the expense thus incurred by the assuming insurer to be chargeable, subject to court approval, against the insolvent ceding insurer as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the ceding insurer solely as a result of the defense undertaken by the assuming insurer.


                           ARTICLE XI

This Agreement has no fixed term and is terminable with respect to any one of Security, Citizens, Fund, or ICO (herein the "terminating party") by the mutual consent of Mutual and the terminating party or parties. This Agreement may be amended or terminated without the necessity of a vote by the shareholders or the policyholders of any of the parties. In the event of termination of this Agreement, the terminating party shall transfer back to Mutual the liabilities ceded to it by Mutual, and Mutual shall transfer back to the terminating party the liabilities ceded to it by the terminating party, and each party shall receive from the other assets in an amount equal to the amount of the policy liabilities received by it.

IN WITNESS WHEREOF, this Agreement is entered into as of the date written above.


                       MERIDIAN MUTUAL INSURANCE COMPANY


                       By
                         Norma J. Oman, President


Attest:
       J. Mark McKinzie, Secretary


                       MERIDIAN SECURITY INSURANCE COMPANY


                       By
                         Norma J. Oman, President



Attest:
       J. Mark McKinzie, Secretary
                       CITIZENS SECURITY MUTUAL INSURANCE COMPANY


                       By__________________________________
                         Norma J. Oman, President


Attest:___________________________
       J. Mark McKinzie, Secretary





                       CITIZENS FUND INSURANCE COMPANY



                       By______________________________________
                         Norma J. Oman, President


Attest:____________________________
       J. Mark McKinzie, Secretary





                       INSURANCE COMPANY OF OHIO



                       By_____________________________________
                         Norma J. Oman, President


Attest:____________________________
       J. Mark McKinzie, Secretary


                MANAGEMENT SERVICES AGREEMENT
          BETWEEN MERIDIAN MUTUAL INSURANCE COMPANY
                     AND ITS AFFILIATES

     THIS AGREEMENT, made as of this 31 day of July, 1996, by and among Meridian Mutual Insurance Company ("Meridian"), Meridian Insurance Group, Inc. ("MIGI"), Meridian Security Insurance Company ("Security"), Vernon Fire and Casualty Insurance Company ("Vernon"), MarketMasters Agency, Inc. ("MarketMasters"), Meridian Service Corporation ("Service"), Citizens Security Mutual Insurance Company ("Citizens"), Citizens Fund Insurance Company ("Fund"), Insurance Company of Ohio ("ICO"), and Mississippi Valley Corporation ("Valley"). Security, Vernon, MIGI, MarketMasters, Service, Citizens, Fund, ICO, and Valley are sometimes referred to herein as the "affiliates."

     WHEREAS Mutual desires to make available to its affiliates and the affiliates desire to obtain from Mutual some or all of the following: the services of Mutual's executive, managerial, administrative and other employees, its data processing services, and the use of its equipment, supplies, communication and other facilities, together with the use of office space, all of which may be used jointly by the affiliates and Mutual;

     NOW, THEREFORE, in consideration of the premises and the mutual promises contained herein, the parties hereto agree as follows:

     1. Mutual shall provide to the affiliates as is reasonably required by the affiliates in connection with the affiliates' business operations, the services of Mutual's executive, managerial, administrative and other employees, together with Mutual's data processing services and all of Mutual's equipment, supplies, telephone, communication, office and support facilities, and any other personnel or facilities employed, owned or leased by Mutual from time to time in the course of its business operations. Any of Mutual's employees may also serve as directors or officers of the affiliates, notwithstanding that such persons may also be officers or directors of Mutual. Mutual shall have the right to continue using for its business operations all of its employees, services and facilities provided to the other parties hereunder. To the extent reasonably possible, the parties shall jointly utilize Mutual's employees, services and facilities in a cooperative manner and consistent with the best business interests and needs of the affiliates and Mutual.

     2. The employees, services and facilities provided by Mutual to the affiliates hereunder shall be made available to assist the affiliates in the following areas as needed:

          (a)  insurance and reinsurance operations;

          (b)  corporate analysis and planning;

          (c)  investments

          (d)  information and advertising;

          (e)  communication;

          (f)  personnel;

          (g)  offices and facilities;

          (h)  legal, regulatory and governmental affairs;

          (i)  data processing; and

          (j)  any and all other areas necessary or
          appropriate to the business operations of the affiliates. Mutual shall direct its employees, in performing such services for the affiliates, to use their best efforts to promote the general interests and economic welfare of the affiliates in the same manner as such employees provide services to their direct employer.

     3. Each affiliate shall pay to Mutual for the employees, services and facilities provided hereunder, in arrears the fifteenth day of each calendar month during the term of this Agreement, an amount equal to all Mutual's costs relating to the following:

          (a)  salaries;

          (b)  employee benefit and pension plans;

          (c)  employee relations and welfare;

          (d)  payroll taxes and donations;

          (e)  insurance;

          (f)  travel;

          (g)  rental and rent items;

          (h)  equipment;

          (i)  data processing;

          (j)  printing and stationery;

          (k)  advertising;

          (l)  postage;

          (m)  telephone and telegraph;

          (n)  duplicating;

          (o)  supplies; and

          (p) any similar or additional expenses arising in connection with the employees, services and facilities provided hereunder or as the parties may agree upon from time to time; provided, however, that no affiliate shall be responsible for any expenses of Mutual which do not relate to the employees, services or facilities provided by Mutual to that affiliate hereunder.

     The amounts due from each affiliate hereunder shall be recomputed by Mutual on a quarterly, semi-annual or annual basis as appropriate to accurately determine such amounts, using generally accepted cost accounting principles and appropriate bases of allocation supported by work papers.
Any resulting adjustments shall be settled between the parties or credited to future payment periods as may be determined by Mutual. Mutual shall make its books and records available to the affiliates during regular business hours for the affiliates to verify the accuracy of the calculations by Mutual of the payments due from the affiliates hereunder.

     4. Any notices to be given hereunder shall be in writing and shall be deemed effective when delivered in person or, if mailed, two days after mailing first class prepaid, to the address of the principal office of the party to which the notice is being given.

     5. This Agreement may not be assigned by any party without the prior written consent of the other party. The provisions of this Agreement shall bind and inure to the benefit of the parties and their respective successors and permitted assigns.

     6. This Agreement sets forth the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior or contemporaneous agreements with respect thereto. Any modifications or amendments to this Agreement must be in writing and signed by the parties to be bound.

     7. This Agreement shall be governed by and construed in accordance with the laws of the State of Indiana both as to execution and performance.

     8. Nothing contained in this Agreement shall impair the authority and responsibility of the Board of Directors of any of the affiliates to exercise managerial control as provided in said companies' Articles of Incorporation.

     9. This Agreement shall remain in force until terminated as provided herein. Any party to this Agreement may terminate this Agreement by giving written notice to the other party, stating a date certain not less than 30 days hence on which such termination will become effective.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                            MERIDIAN MUTUAL INSURANCE COMPANY



                            By:__________________________________
                            Title:  President and Chief
                                    Executive Officer

                            MERIDIAN SECURITY INSURANCE COMPANY



                            By:__________________________________
                            Title:  President and Chief
                                    Executive Officer


                            MERIDIAN INSURANCE GROUP, INC.



                            By:__________________________________
                            Title:  President and Chief
                                    Executive Officer


                            VERNON FIRE & CASUALTY INSURANCE COMPANY



                            By:_______________________________________
                            Title:  President and Chief Executive Officer


                            MARKETMASTERS AGENCY, INC.



                            By:________________________________________
                            Title:President and Chief Executive Officer


                            MERIDIAN SERVICE CORPORATION



                            By:________________________________________
                            Title:  President and Chief Executive Officer


                            CITIZENS SECURITY MUTUAL INSURANCE COMPANY


                            By:_____________________________________
                            Title:  President and Chief Executive Officer


                            CITIZENS FUND INSURANCE COMPANY


                            By:____________________________________
                            Title:   President and Chief Executive Officer


                            INSURANCE COMPANY OF OHIO


                            By:____________________________________
                            Title:  President and Chief Executive Officer



                            MISSISSIPPI VALLEY CORPORATION


                            By:____________________________________
                            Title:  President and Chief Executive Officer






                MANAGEMENT SERVICES AGREEMENT
            AMONG MERIDIAN INSURANCE GROUP, INC.,
              MERIDIAN MUTUAL INSURANCE COMPANY
                    AND THEIR AFFILIATES

     THIS AGREEMENT, made as of this 1st day of January, 1997, by and among Meridian Insurance Group, Inc. ("Meridian"), Meridian Mutual Insurance Company ("Mutual"), Meridian Security Insurance Company ("Security"), Meridian Service Corporation ("Service"), Citizens Security Mutual Insurance Company ("Citizens"), Citizens Fund Insurance Company ("Fund"), Insurance Company of Ohio ("ICO"), and Mississippi Valley Corporation ("Valley"). With reference to Meridian, the word "affiliates" in this Agreement means Mutual, Security, Service, Citizens, Fund, ICO, and Valley. With reference to Mutual, the word "affiliates" in this Agreement means Meridian, Security, Service, Citizens, Fund, ICO, and Valley.

     WHEREAS the Boards of Directors of Meridian, Mutual, and Citizens have resolved to change the employer and paymaster of all company employees from Mutual or Citizens to Meridian Insurance Group, Inc. effective January 1, 1997;
and

     WHEREAS Meridian desires to make available to its affiliates and its affiliates desire to obtain from Meridian certain services of Meridian's executive, managerial, administrative and other employees and human resources; and

     WHEREAS Mutual desires to make available to its affiliates its data processing services and the use of its equipment, supplies, communication and other facilities, together with the use of office space, all of which may be used jointly by the affiliates and Mutual;

     NOW, THEREFORE, in consideration of the premises and the mutual promises contained herein, the parties hereto agree as follows:

     1. Meridian shall provide to the affiliates, as is reasonably required by the affiliates in connection with the affiliates' business operations, the services of Meridian's executive, managerial, administrative and other employees and human resources. Any of Meridian's employees may also serve as directors or officers of the affiliates, notwithstanding that such persons may also be officers or directors of Meridian. Meridian shall have the right to continue using for its business operations all of its employees provided to the other parties hereunder. To the extent reasonably possible, the parties shall jointly utilize Meridian's employees in a cooperative manner and consistent with the best business interests and needs of the affiliates and Meridian. Meridian shall direct its employees, in performing such services for the affiliates, to use their best efforts to promote the general interests and economic welfare of the affiliates in the same manner as such employees provide services to their direct employer.

     2. Mutual shall provide to the affiliates, as is reasonably required by the affiliates in connection with the affiliates' business operations, Mutual's data processing services and all of Mutual's equipment, supplies, telephone, communication, office and support facilities, and any other facilities owned or leased by Mutual from time to time in the course of its business operations. Mutual shall have the right to continue using for its business operations all of its services and facilities provided to the other parties hereunder. To the extent reasonably possible, the parties shall jointly utilize Mutual's services and facilities in a cooperative manner and consistent with the best business interests and needs of the affiliates and Mutual.

     3. The employees, services and facilities provided by Meridian and Mutual to their affiliates hereunder shall be made available to assist the affiliates in the following areas as needed:

          (a)  insurance and reinsurance operations;

          (b)  corporate analysis and planning;

          (c)  investments;

          (d)  information and advertising;

          (e)  communication;

          (f)  personnel;

          (g)  offices and facilities;

          (h)  legal, regulatory and governmental affairs;

          (i)  data processing; and

          (j)  any and all other areas necessary or
               appropriate to the business operations of the affiliates.

     4. Each affiliate shall pay to Meridian for the employees and to Mutual for the services and facilities provided hereunder an amount equal to all Meridian's and Mutual's costs relating to the following:

          (a)  salaries;

          (b)  employee benefit and pension plans;

          (c)  employee relations and welfare;

          (d)  payroll taxes and donations;

          (e)  insurance;

          (f)  travel;

          (g)  rental and rent items;

          (h)  equipment;

          (i)  data processing;

          (j)  printing and stationery;

          (k)  advertising;

          (l)  postage;

          (m)  telephone and telegraph;

          (n)  duplicating;

          (o)  supplies; and

          (p) any similar or additional expenses arising in connection with the employees, services and facilities provided hereunder or as the parties may agree upon from time to time; provided, however, that no affiliate shall be responsible for any expenses of Meridian which do not relate to the employees provided by Meridian to that affiliate hereunder or any expenses of Mutual which do not relate to the services or facilities provided by Mutual to that affiliate hereunder.

     Such payments shall be made in arrears on the fifteenth day of each calendar month (or more often as agreed upon by the parties) during the term of this Agreement.

     The amounts due from each affiliate hereunder shall be recomputed by Meridian and Mutual on a quarterly, semi-annual or annual basis as appropriate to accurately determine such amounts, using generally accepted cost accounting principles and appropriate bases of allocation supported by work papers. Any resulting adjustments shall be settled between the parties or credited to future payment periods as may be determined by Meridian and Mutual. Meridian and Mutual shall make their books and records available to the affiliates during regular business hours for the affiliates to verify the accuracy of the calculations by Meridian and Mutual of the payments due from the affiliates hereunder.

     5. Any notices to be given hereunder shall be in writing and shall be deemed effective when delivered in person or by facsimile or, if mailed, two days after mailing first class prepaid, to the address of the principal office of the party to which the notice is being given.

     6. This Agreement may not be assigned by any party without the prior written consent of the other party. The provisions of this Agreement shall bind and inure to the benefit of the parties and their respective successors and permitted assigns.

     7. This Agreement sets forth the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior or contemporaneous agreements with respect thereto. Any modifications or amendments to this Agreement must be in writing and signed by the parties to be bound.

     8. This Agreement shall be governed by and construed in accordance with the laws of the State of Indiana both as to execution and performance.

     9. Nothing contained in this Agreement shall impair the authority and responsibility of the Board of Directors of any of the affiliates to exercise managerial control as provided in said companies' Articles of Incorporation.

     10. This Agreement shall remain in force until terminated as provided herein. Any party to this Agreement may terminate this Agreement by giving written notice to the other party, stating a date certain not less than 30 days hence on which such termination will become effective.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.



                            MERIDIAN INSURANCE GROUP, INC.



                            By:________________________________
                            Title:  President and Chief Executive Officer


                            MERIDIAN MUTUAL INSURANCE COMPANY



                            By:________________________________
                            Title:  President and Chief Executive Officer



                            MERIDIAN SECURITY INSURANCE COMPANY



                            By:________________________________
                            Title:  President and Chief Executive Officer



                            MERIDIAN SERVICE CORPORATION



                            By:________________________________
                            Title:  President and Chief Executive Officer



                            CITIZENS SECURITY MUTUAL INSURANCE COMPANY



                            By:________________________________
                            Title:  President and Chief Executive Officer



                            CITIZENS FUND INSURANCE COMPANY



                            By:________________________________
                            Title:  President and Chief Executive Officer


                            INSURANCE COMPANY OF OHIO



                            By:________________________________
                            Title:  President and Chief Executive Officer


                            MISSISSIPPI VALLEY CORPORATION



                            By:________________________________
                            Title:  President and Chief Executive Officer






                CONSULTING SERVICES AGREEMENT


     This   CONSULTING   SERVICES   AGREEMENT   (this
"Agreement") is made and entered into as of July 31, 1996 by and  between  MERIDIAN  INSURANCE GROUP,  INC.,  an  Indiana
corporation   (the  "Company"),  and  SCOTT   S.   BROUGHTON
("Broughton").


                          Recitals

          A. Effective as of the date of this Agreement, a direct or indirect wholly-owned subsidiary of the Company has been merged with and into Citizens Security Group Inc. ("Citizens"), with the result that Citizens and its wholly-owned subsidiaries, Citizens Fund Insurance Company ("Citizens Fund") and Insurance Company of Ohio ("Citizens Ohio"), have become indirect wholly-owned subsidiaries of the Company. In addition, effective as of the date of this Agreement, Citizens Security Mutual Insurance Company ("Citizens Mutual") has become affiliated with the Company. These transactions have occurred pursuant to an Acquisition and Affiliation Agreement dated as of March 20, 1996, by and among the Company, Citizens and Citizens Mutual (the "Acquisition and Affiliation Agreement").

          B. Prior to the date of this Agreement, Citizens Mutual, Citizens Fund and Citizens Ohio (collectively, the "Citizens Insurance Companies") had been jointly operated and managed under a management services agreement, a reinsurance pooling agreement and other arrangements, and Broughton had served for several years as an employee and officer of Citizens and the Citizens Insurance Companies, most recently as President and Chief Operating Officer.

           C. The Company wishes to maintain continuity of profitable, growing operations and management expertise for the Citizens Insurance Companies and, in view of the importance of Broughton's continued support for the combined enterprise and his unique institutional background and contributions toward building Citizens and the Citizens Insurance Companies, the Company desires to retain the services of Broughton, and Broughton is willing to perform services as an independent consultant, all on the terms and conditions set forth in this Agreement.



                          Agreement

           In consideration of the foregoing and of the mutual covenants set forth herein, the Company and Broughton hereby agree as follows:

           Section 1. Services of Broughton. From the date of this Agreement through July 31, 2001, Broughton shall, as and when requested by the Company, provide consulting services, advice and assistance to the Company in connection with (a) the management and operations of Citizens and the Citizens Insurance Companies, (b) the integration of the operations and employees of Citizens and the Citizens Insurance Companies with the other insurance company subsidiaries and affiliates of the Company, (c) Citizens and the Citizens Insurance Companies' relationships with its employees, agents, lenders, regulators and others, (d) the historical relationships and background relating to Citizens and the Citizens Insurance Companies, and (e) other matters relating to the operations and business of Citizens and the Citizens Insurance Companies; and Broughton shall assist the Company in such other capacities and provide such other services as the Company may from time to time reasonably request. Broughton shall use good faith efforts to respond to requests for his services under this Agreement in a timely, responsive and efficient manner; provided however, that the Company acknowledges that Broughton shall not be expected to provide full time services. Broughton is not an agent of the Company, Citizens or any of the Citizens Insurance Companies, and except as may be expressly directed by the Company, Broughton is not authorized to take any actions binding upon or in the name of the Company, Citizens or any of the Citizens Insurance Companies.

           Section 2.  Compensation of Broughton.   As  sole
compensation for the services to be performed by Broughton and for the non-compete and confidentiality provisions under this Agreement:

            (a) The Company shall pay to Broughton a consulting fee at the rate of $175,000 per year. Such fee shall be payable at the rate of $14,583.33 per month and shall be paid to Broughton on the last day of each month beginning August 31, 1996 and ending July 31, 2001.

           (b) Broughton and the Company shall enter into the Stock Option Agreement in the form attached to this Agreement as Exhibit A, providing for the Company's grant to Broughton of an option to purchase 20,000 shares of the Company's common stock.

           (c) As additional compensation, in the event of Broughton's death or disability during the term of this Agreement, the Company shall continue to make the payments provided for in Section 2(a) to Broughton or to his estate.

The Company may withhold from any amounts payable under this Agreement such federal, state or local taxes as may be required to be withheld pursuant to applicable law or regulation. Broughton acknowledges that the compensation set forth in this section shall be his sole compensation under this Agreement and that he is not entitled to additional payments or benefits of any kind pursuant to this Agreement.

          Section 3. Expenses. The Company shall reimburse Broughton for all ordinary and necessary expenses incurred by him in carrying out consulting services and assistance requested by the Company under this Agreement. The Company, however, retains the right to establish limits on types or amount of expenses that Broughton may incur.

          Section   4.   Non-Compete  and  Non-Disclosure.
During the term of this Agreement, Broughton shall not:

            (a)   engage  directly  or  indirectly  in   the
     insurance business in competition with any of the Citizens Insurance Companies, the Company or any of the Company's direct or indirect subsidiaries or affiliates, in any geographic area in which any of the Citizens Insurance Companies are or have been engaged in the insurance business;

           (b) engage in any business with or directly or indirectly solicit business from or seek to engage in any business with any agents or policyholders of any of the Citizens Insurance Companies, on his own behalf or on behalf of any other person, if such business involves products or services the same as or competitive with products or services provided to such agents or policyholders by any of the Citizens Insurance Companies or by the Company or any of the Companies' direct or indirect subsidiaries or affiliates;

           (c) solicit, take away, hire, employ or endeavor to employ any person who is then an employee of any of the Citizens Insurance Companies, the Company or any of the Company's direct or indirect subsidiaries or affiliates;

           (d) acquire or assist in any manner whatsoever any person in acquiring any insurance company or insurance business or the assets of any insurance company or insurance business if such company or business is located within any geographical territory within which any of the Citizens Insurance Companies, the Company or any of the Company's insurance company subsidiaries or affiliates is regularly engaged in business; or
           (e) disclose confidential information of any of the Citizens Insurance Companies, the Company or any of the Company's direct or indirect subsidiaries or affiliates;

provided, however, that the restrictions contained in Sections 4(a), 4(b), 4(c) and 4(d) shall not be construed to prohibit or limit Broughton's participation as an owner, officer and/or employee of Vis'n, Inc., or the business operations or plans of Vis'n, Inc., as that company's business and business plans have been disclosed to the Company prior to the date of this Agreement. Broughton acknowledges that the limitations contained in this Section 4 are an essential term and consideration for the execution of this Agreement by the Company and that the time and geographic limitations are reasonable and necessary to protect the Company and its business interests. The Company shall be entitled to injunctive relief, damages, reasonable attorneys' fees and expenses in connection with any violation by Broughton of Sections 4 or 5.

           Section 5. Return of Records and Property. Broughton acknowledges that all records and copies of records pertaining to the operations, agents, customers, and business of the Citizens Insurance Companies that are or were made or received by Broughton in the performance of his duties for Citizens, the Company or any of the Citizens Insurance Companies, whether pursuant to his employment by the Citizens Insurance Companies or the Company or his retention by the Company under this Agreement, shall be the property of the Company or its subsidiaries, and Broughton shall keep such documents subject to the Company's custody and control and shall surrender to the Company such of those documents as are in his possession upon request of the Chief Executive Officer of the Company. Broughton shall not disclose or give possession of any such documents or records to anyone except authorized representatives of the Company.

           Section 6. Miscellaneous. (a) Except to the extent expressly contemplated by Section 2(b), this Agreement, being personal to Broughton, may not be assigned by him. The terms and conditions of this Agreement shall inure to the benefit and be binding upon the successors and assigns of the Company, and the heirs, executors and personal representatives of Broughton.

          (b) Should any clause, portion or section of this Agreement be unenforceable or invalid for any reason, such unenforceability or invalidity shall not affect the enforceability or validity of the remainder of this Agreement. Should any particular covenant in this Agreement be held unreasonable or unenforceable for any reason, including without limitation the time period, geographical area or scope of activity covered by such covenant, then such covenant shall be given effect and enforced to whatever extent would be reasonable and enforceable.

            (c) This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof. Any amendments to this Agreement must be made in writing and duly executed by each of the parties hereto.

           (d) This Agreement shall be governed as to validity, construction and in all other respects by the laws of the State of Indiana applicable to contracts made in that state.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


MERIDIAN INSURANCE GROUP, INC.



By:_______________________________
Norma  J.  Oman, President
and Chief Executive Officer


"Broughton"




_________________________________
Scott S. Broughton





                   STOCK OPTION AGREEMENT

           This STOCK OPTION AGREEMENT (this "Agreement") is made and entered into as of July 31, 1996, by and between MERIDIAN INSURANCE GROUP, INC., an Indiana corporation (the
"Company"), and SCOTT S. BROUGHTON ("Broughton").


                          Recitals

           A. Broughton is and has been a key management employee of Citizens Security Group Inc., a Minnesota corporation ("Citizens") and its affiliates.

           B. The Company has entered into an Acquisition and Affiliation Agreement dated as of March 20, 1996 (the "Acquisition and Affiliation Agreement"), pursuant to which
(1) Meridian Acquisition Corporation, an indirect wholly-owned subsidiary of the Company has been merged with and into Citizens (the "Merger"), with the result that Citizens and its wholly-owned subsidiaries, Citizens Fund Insurance Company and Insurance Company of Ohio, have become indirect wholly-owned subsidiaries of the Company, and (2) Citizens Security Mutual Insurance Company has become affiliated with the Company.

           C. In connection with the Merger and the Acquisition Agreement, Broughton has entered into a Consulting Services Agreement with the Company which, among other matters, provides for the grant to Broughton of an option to purchase shares of common stock of the Company, as provided herein.


                          Agreement

           In consideration of the premises and the mutual promises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and Broughton agree as follows:

           Section 1. Grant of Option. Upon and subject to the terms and conditions set forth herein, the Company hereby grants to Broughton an option (the "Option") to purchase up to Twenty Thousand (20,000) shares (the
"Shares") of the common stock of the Company (the "Common Stock"), at a per share exercise price (the "Exercise Price") equal to $14.125.

           Section 2. Time of Exercise of Option. The Option shall become exercisable (i) 25% on the first anniversary of the Effective Time, as such term is defined in the Acquisition and Affiliation Agreement, and (ii) an additional 25% on each of the second, third and fourth anniversary of the Effective Time. In addition, in the event of Broughton's death prior to the fourth anniversary of the Effective Time, the Option shall immediately become exercisable in full. The Option shall expire on and shall not be exercisable after the earlier of: (a)the date ninety days following Broughton's death, or (b) the tenth anniversary of the Effective Time.

           Section  3.   Method  of Exercise;  Restrictions.
(a)  To  the extent provided by Section 2 above, the  Option may be exercised in whole or in part (subject to Section 3(c) below), from time to time, by presentation and surrender of this Agreement to the Company at its principal office, together with an Option Exercise Form substantially in the form attached hereto as Exhibit A, duly completed and executed for purchase of the designated number of shares of Common Stock accompanied by payment of the Exercise Price due in connection with such exercise.

           (b)   The  Exercise Price shall be paid  in  cash
(including certified or cashier's check).

           (c) If the Option shall have been exercised in part, the Company shall, at the time of delivery of the certificates representing the Shares issuable pursuant to such partial exercise, make appropriate notation of the partial exercise of the Option on the face of this Agreement and return this Agreement to Broughton.

          (d) The Company shall make prompt delivery of the certificate(s) representing the Shares purchased pursuant to the Option; provided, however, that if any law or regulation requires the Company to take any action with respect to such Shares before the issuance thereof, then the date of delivery of such certificate shall be extended for the period necessary to take such action.

           Section 4. Restrictions on Transfer. The Option is not transferable by Broughton, except to his estate upon his death. During Broughton's lifetime the Option is exercisable only by him, and following Broughton's death the Option is exercisable only by his personal representative, to the extent provided in Section 2. Broughton or his estate shall have no rights in any of the Shares or otherwise as a shareholder of the Company by virtue hereof until payment of the Exercise Price and delivery of such Shares as herein provided. The Option and the rights granted hereunder shall not be pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment, or similar process. Upon any attempt to transfer, assign, pledge, hypothecate, or otherwise dispose of the Option or any right granted hereunder or such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon the Option or any such rights, this Agreement, the Option and such rights shall immediately and automatically become null and void and of no further force or effect.

           Section 5. Adjustments. In order to prevent dilution of the rights granted under the Option, the Exercise Price will be subject to adjustment from time to time as provided in this Section 5 (such price or such price as last adjusted pursuant to the terms hereof, as the case may be, thereafter constituting the "Exercise Price" for all purposes), and the number of shares of Common Stock obtainable upon exercise of the Option (or part thereof), will be subject to adjustment from time to time as provided in this Section 5:


     (a)   Subdivision or Combination of Common  Stock.
     If  the Company, at any time prior to last date on
     which  the  Option may be exercised, declares  any
     stock  dividend or subdivides (by any stock split,
     recapitalization  or  otherwise)  its  outstanding
     shares  of  Common Stock into a greater number  of
     shares,  the  number  of shares  of  Common  Stock
     obtainable  upon exercise of the  Option  will  be
     proportionately  increased  and  the   per   share
     Exercise Price shall be proportionately decreased.
     If  the  Company at any time prior to the exercise
     of  the Option combines (by reverse stock split or
     otherwise) its outstanding shares of Common  Stock
     into  a  smaller number of shares, the  number  of
     shares of Common Stock obtainable upon exercise of
     the  Option will be proportionately decreased  and
     the   per   share   Exercise   Price   shall    be
     proportionately increased.

             (b)    Reorganization,   Reclassification,
     Consolidation,  Merger  or  Sale.    Any   capital
     reorganization,  reclassification,  consolidation,
     merger,   share   exchange,   sale   of   all   or
     substantially  all  of  the  Company's  assets  to
     another  person  or similar transaction  which  is
     effected  in  such  a way that holders  of  Common
     Stock are entitled to receive (either directly  or
     upon subsequent liquidation) stock, securities  or
     assets,  including cash, with  respect  to  or  in
     exchange for Common Stock is referred to herein as
     an "Organic Change."  Prior to the consummation of
     any  Organic  Change,  the Company  will,  at  the
     Company's   sole   election,  either:   (i)   make
     appropriate provisions to allow this Option to  be
     exercised in full immediately prior to the Organic
     Change; (ii) make appropriate provisions to ensure
     that  Broughton  will, upon  consummation  of  the
     Organic  Change, receive the economic  benefit  of
     the  Option, as though the Option were exercisable
     in  full  at  that time; or (iii) make appropriate
     provisions  to ensure that Broughton  will,  after
     consummation of the Organic Change, have the right
     to  acquire and receive in lieu of the  shares  of
     Common  Stock  immediately theretofore  acquirable
     and  receivable upon the exercise of  the  Option,
     such   shares  of  stock,  securities  or  assets,
     including  cash,  as  may  be  issued  or  payable
     pursuant   to   the   terms  of  the   transaction
     constituting the Organic Change with respect to or
     in  exchange  for the number of shares  of  Common
     Stock   immediately  theretofore  acquirable   and
     receivable upon exercise of the Option had such Organic Change not taken place. In any such case, upon consummation of the Organic Change, the Option shall cease to be exercisable for shares of Common Stock.

            Section  6.   Notice  of  Adjustment.   On   the
happening of an event requiring an adjustment of the Exercise Price or the number or kind of securities or other property purchasable hereunder, the Company shall forthwith give written notice to Broughton stating the adjusted Exercise Price and the adjusted number and kind of securities or other property purchasable hereunder resulting from the event and setting forth in reasonable detail the method of calculation and the facts upon which the calculation is based. The Board of Directors of the Company, acting in good faith, shall determine the calculation and all other matters relating to any adjustment provided for under Section 5, which determination shall be binding upon Broughton.

           Section 7. Registration Statement on Form S-8. Prior to the first date on which the Option becomes exercisable and until the last date of the term of the Option (or such earlier date on which all Option Shares have been acquired), the Company shall use good faith efforts to file with the Securities and Exchange Commission and maintain the effectiveness of a Registration Statement on Form S-8 (or such other substantially similar form as may then be available to the Company for the registration of the Option Shares) for the purpose of registering the Option Shares under the Securities Act of 1933, as amended; provided, however, that the Company's obligations pursuant to this Section 7 are expressly conditioned upon its ability or eligibility to use a Registration Statement on Form S-8 (or a substantially similar form) to register the Option Shares. The expenses of registering the Option Shares pursuant hereto shall be borne by the Company.

          Section 8. Endorsement on Share Certificates. In the event Broughton exercises the Option at a time when the shares are not registered under the Securities Act of 1933 as contemplated by Section 7 above, the certificate representing such Shares shall be required to bear a legend in substantially the following form:

          "The shares represented by this certificate have not been registered under the federal
          Securities Act of 1933 or the securities laws of any state and have been issued and sold in reliance upon certain exemptive provisions of such laws. Such shares may not be sold or transferred except if, in the opinion of counsel reasonably acceptable to the Company, any such sale or transfer would be pursuant to an effective registration statement under the applicable state and federal securities laws or pursuant to an exemption from such registration."

           Section 9. Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the Company and Broughton and their respective heirs, personal representatives, successors and assigns; provided that the assignment of this Agreement by Broughton is expressly prohibited pursuant to Section 4 above.

           Section 10.  Governing Law.  This Agreement shall
be governed and construed in accordance with the internal laws of the State of Indiana.


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed effective as of the day and year first above written.

"COMPANY"

MERIDIAN INSURANCE GROUP, INC.


By:______________________________
   Norma  J. Oman, President and
   Chief Executive Officer


          BROUGHTON AFFIRMS THAT HE HAS READ AND UNDERSTANDS
THE  CONTENTS  OF  THIS AGREEMENT AND THAT  HE  ACCEPTS  THE
OPTION ON THE TERMS AND CONDITIONS SET FORTH HEREIN.


"BROUGHTON"


__________________________________
Scott S. Broughton


__________________________________
Social Security Number
Address:  ___________________

          ___________________

                          EXHIBIT A
                             TO
                   STOCK OPTION AGREEMENT


                    OPTION EXERCISE FORM


Meridian Insurance Group, Inc.
2955 North Meridian Street
Indianapolis, Indiana  46208


           Reference is hereby made to that certain Stock Option Agreement dated July 31, 1996, between Meridian Insurance Group, Inc. and Scott S. Broughton (the "Agreement"). Capitalized terms used herein shall have the meanings ascribed in the Agreement.

          The undersigned hereby:

           1.   Irrevocably subscribes for _______ Shares of
Common Stock of the Company at the Exercise Price (as defined in the Agreement) and encloses payment herewith in the amount of $__________.

          2. Acknowledges that such Shares shall be issued by the Company pursuant to, and subject to the terms of the Agreement.

            3. [IF NEEDED] Acknowledges that he is acquiring the Shares for investment solely for his own account and not with a view to distribution or resale thereof, and that he is familiar with the business and affairs of the Company and has reviewed all such financial information and other materials and information as he has deemed desirable in connection with his purchase of the Shares.

           4. [IF NEEDED] Acknowledges and agrees that such Shares shall bear a legend substantially similar to that described in the Agreement.

           5. Represents and warrants that he is the sole holder of the Option, that the Option is outstanding, unexpired and unexercised to the extent necessary for this exercise, and that the exercise of the Option hereby is in full compliance with the terms of the Agreement.

           6. [IF A PARTIAL EXERCISE] Herewith surrenders to the Company the Agreement for notation of the partial exercise of the Option, subject to return to the undersigned upon such notation.

           7. Requests that a certificate for such Shares of Common Stock be issued in the name of the undersigned and delivered to the undersigned at the address set forth below.

Date: ____________________



_____________________________
Scott S. Broughton


_____________________________
Social Security Number


Address:

_____________________________


_____________________________





                 CLAIMS ADMINISTRATION AGREEMENT

                          by and among

           CITIZENS SECURITY MUTUAL INSURANCE COMPANY,
                CITIZENS FUND INSURANCE COMPANY,
                    INSURANCE COMPANY OF OHIO

                               and

                           VIS'N, INC.

                          July 31, 1996
                        Table of Contents

PageTOC \f
RECITALS  1

Article I Definitions    1

Article II Retention of Vis'n 2

Article III Duties of Vis'n   2
     Section 3.1  Standard of care 2
     Section 3.2  Policies to be administered     2
     Section 3.3  Covered Claims   3
     Section 3.4  Claims processing     3
     Section 3.5  Check preparation     4
     Section 3.6  Catastrophes     4
     Section 3.7  Customer service 4
     Section 3.8  Reports to Citizens Insurance Companies   4
     Section 3.9  Documentation    5
     Section 3.10  Other services  5
     Section 3.11  Insurance  5
     Section 3.12  Notification requirements 5

Article IV Duties of the Citizens Insurance Companies  5
     Section 4.1  Standard of care 5
     Section 4.2  Payments to Vis'n     6
     Section 4.3  Funding of Claims Account  6
     Section 4.4  Copies of Policy Forms     6
     Section 4.5  Reinsurance Recoverables   6

Article V Compensation   6
     Section 5.1  Compensation and payment   6
     Section 5.2  Billing     6
     Section 5.3  Fees   7
     Section 5.4  Services not specified in Agreement  8

Article VI Records  8
     Section 6.1  Maintenance of records     8
     Section 6.2  Confidentiality  8
     Section 6.3  Inspection and audit by Citizens     8
     Section 6.4  Inspection and audit by Vis'n   9

Article VII Term    9
     Section 7.1  Effective date and duration     9
     Section 7.2  Termination by a Citizens Insurance Company    9
     Section 7.3  Termination by Vis'n  10
     Section 7.4  Effect of termination 11
     Section 7.5  Duties upon termination    11

Article VIII Indemnification  11
     Section 8.1  Indemnification by Citizens Insurance Companies     11
     Section 8.2  Indemnification by Vis'n   12
     Section 8.3  Remedies    12

Article IX Miscellaneous 12
     Section 9.1  Assignment and binding effect   12
     Section 9.2  Choice of law    12
     Section 9.3  Severability     12
     Section 9.4  Notice 12
     Section 9.5  Independent contractor     14
     Section 9.6  Merger and amendment  14
Section 9.7  Counterparts     14




               CLAIMS ADMINISTRATION AGREEMENT

            THIS   CLAIMS  ADMINISTRATION  AGREEMENT   (this
"Agreement") is entered into as of July 31, 1996 (the "Contract Date"), by and among Citizens Security Mutual Insurance Company ("Citizens Mutual"), Citizens Fund Insurance Company ("Citizens Fund"), Insurance Company of Ohio ("Citizens Ohio") and Vis'n, Inc. ("Vis'n").

                          RECITALS

A. Citizens Mutual is a mutual insurance company organized under the laws of the State of Minnesota, whose office and principal place of business is located at 406 Main Street, Red Wing, Minnesota 55066.

B. Citizens Fund is a stock insurance company organized under the laws of the State of Minnesota, whose office and principal place of business is located at 406 Main Street, Red Wing, Minnesota 55066.

C. Citizens Ohio is a stock insurance company organized under the laws of the State of Ohio, whose office and principal place of business is located at 406 Main Street, Red Wing, Minnesota 55066.

     D.   Citizens Mutual, Citizens Fund and Citizens Ohio are
jointly  operated  and managed under a  management  services
agreement,  a  pooling  reinsurance  agreement   and   other
arrangements.

E. Vis'n is or will be a professional insurance claims administrator whose office and principal place of business is or will be located at 406 Main Street, Red Wing, Minnesota 55066.

F. Citizens Mutual, Citizens Fund, Citizens Ohio (collectively, the "Citizens Insurance Companies") and Vis'n desire that Vis'n administer all of the insurance policies issued by the Citizens Insurance Companies in accordance with this Agreement.

                          AGREEMENT

           In consideration of the mutual benefits to be received by the parties and the mutual covenants and agreements contained herein, the parties agree as follows:

                          Article I
                         Definitions

           The following terms have the meanings set forth below:

           (a) The term "Catastrophe Response Team" has the meaning set forth in Section 3.6.

           (b) The term "Citizens Insurance Companies" has the meaning set forth in Recital F.


           (c) The term "Citizens Fund" has the meaning set forth in the introductory paragraph.

           (d) The term "Citizens Mutual" has the meaning set forth in the introductory paragraph.

           (e) The term "Citizens Ohio" has the meaning set forth in the introductory paragraph.

           (f) The term "Claims Account" has the meaning set forth in Section 3.5.

           (g) The term "Commencement Date" has the meaning set forth in Section 5.3(a).

           (h) The term "Contract Date" has the meaning set forth in the introductory paragraph.

           (i) The term "Covered Claim" has the meaning set forth in Section 3.3.

           (j) The term "Direct Written Premium" has the meaning set forth in Section 5.3(a).

           (k) The term "Net Recoverables" has the meaning set forth in Section 5.3(b).

          (l) The term "Policies" has the meaning set forth in Section 3.2.

          (m) The term "Vis'n" has the meaning set forth in the introductory paragraph.

                         Article II
                     Retention of Vis'n

          The Citizens Insurance Companies hereby retain and authorize Vis'n to provide claims administration services as described in this Agreement. Vis'n hereby accepts such retention and authority and agrees to perform the claims administration services in accordance with this Agreement.


                         Article III
                       Duties of Vis'n

Section  3.1.   Standard of Care.  Vis'n shall  perform  its
obligations  under  this  Agreement  in  good  faith   using
reasonable care and professional judgment.

Section 3.2. Policies to be Administered. Vis'n shall perform claim administrative services as outlined in this Agreement for the Citizens Insurance Companies in connection with all insurance policies issued or assumed by the Citizens Insurance Companies (collectively, the "Policies").

Section. 3.3. Covered Claims. A "Covered Claim" shall be any incurred claim that is properly payable under the Policies.

Section  3.4.  Claims Processing.  Vis'n shall  perform  the
following  claims  processing  services  for  the   Citizens
Insurance Companies:

                     (a)   Vis'n  shall receive  claims  and
               handle them in accordance with applicable law, this Agreement and the provisions of the Policies. As part of its duties, Vis'n shall determine whether each claim is a Covered Claim and, if so, in what amount; provided, however, that each Citizen Insurer shall have ultimate authority to accept or reject any claim received in connection with Policies that it issued. Vis'n shall also materially comply with the Citizens Insurance Companies' Standards and Guidelines for handling claims, and the parties agree that 85% compliance with each of the Standards and Guidelines shall constitute material compliance on any audit of a representative sample of not less than 100 files handled by a variety of adjusters.

                     (b)   Vis'n shall forward to the person
               designated by the appropriate Citizens Insurance Company a copy of each claim file for which a reserve has been established in excess of $25,000 so that the Citizens Insurance Company may supervise the handling of the claim.

                     (c)   The settlement authority of Vis'n
               shall be limited to $25,000 per claim, except for claims for material damage and medical payment coverages. Requests by Vis'n for settlement authority in excess of $25,000 shall be submitted to the person designated by the appropriate Citizens Insurance Company in a format prescribed by the Citizens Insurance Companies.

                     (d)   Vis'n shall forward  for handling
               all first party lawsuits and suits with demands in excess of applicable policy limits to the person designated by the appropriate Citizens Insurance Company. Lawsuits with open extensions of time and workers' compensation filings where adjusters may appropriately continue the claim handling process will remain with Vis'n.

                     (e)   All  letters disclaiming coverage
               must be approved and signed by a member of the Vis'n management team. Vis'n shall secure approval from the person designated by the appropriate Citizens Insurance Company before declining coverage on the basis of suspected fraud.

                     (f)   Vis'n  shall be  responsible  for
               reinsurance recoverables and billables for individual claim files, unless the Citizens Insurance Companies make other arrangements.

                      (g)   Vis'n  shall  diligently  pursue
               salvage and subrogation in accordance with the Standards and Guidelines for handling the Citizens Insurance Companies' claims and shall be compensated for such services as set forth in Section 5.3(b).
                     (h)   Vis'n  shall document  all  claim
               activity for each claim file, including the volume and subject matter of telephone conversations and copies of any correspondence. Vis'n shall maintain and organize claim files in an orderly form consistent with the manner in which Meridian Insurance Group, Inc., and its affiliates have historically maintained their files.

                      (i)    Vis'n   shall   review   "other
               insurance" provisions as it deems appropriate, investigate the applicability of such provisions, and inquire regarding duplicate coverage of Covered Claims with other insurance carriers.

Section 3.5. Check Preparation. With respect to each of the Citizens Insurance Companies, Vis'n shall make claims payments from an account (the "Claims Account") established and funded by the Citizen Insurer with a bank that is a member of the Federal Reserve System. Vis'n shall draw checks on such account using the Citizens Insurer's check book and shall provide the Citizens Insurance Company with a periodic listing of all checks drawn.

Section 3.6. Catastrophes. Vis'n shall inform the person designated by the Citizens Insurance Companies concerning the use of any Catastrophe Response Team, including the number of team members and the duration of the operation. For purposes of this Agreement, "Catastrophe Response Team" shall be any group of individuals assembled to respond to either an incident deemed a catastrophe by the Property Loss Research Bureau or any 100 losses generated by a single storm.

Section 3.7. Customer Service. Vis'n shall respond to all telephone and written inquiries relating to the Policies and claims submitted under the Policies as outlined in the Standards and Guidelines for handling the Citizens Insurance Companies' claims. Vis'n shall maintain a special toll-free long distance (1-800) telephone number exclusively for use by insureds of the Citizens Insurance Companies. Throughout the term of this Agreement, Vis'n shall also maintain a recording system capable of receiving messages from insureds of the Citizens Insurance Companies outside of normal business hours.

Section  3.8.   Reports  to  Citizens  Insurance  Companies.
Vis'n shall provide the following reports to the person designated by each Citizens Insurance Company:

                      (a)   weekly  reports  of  all  checks
               prepared on the Citizens Insurer's behalf during the preceding week, including any checks that may have been voided. The reports shall identify the insured's name, policy, payee, date and amount of each check;

                     (b)   monthly reports delivered  on  or
               before the 15th day of each month showing (i) claim files opened during the preceding month, (ii) claim files closed during the preceding month, both with and without payment, (iii) claims for which reserves have been established in excess of $25,000.00,
               (iv) first party lawsuits and suits with demands in excess of policy limits being handled by the Citizens Insurance Companies and (v) lawsuits with open extensions of time and workers' compensation filings being handled by Vis'n; and

                     (c)  any other reports as are from time
               to  time reasonably requested by the Citizens
               Insurance Company and can be prepared under the WIN's Management Reporting System.

Section 3.9. Documentaiton. Vis'n shall provide original claim files and other documentation reasonably requested by any of the Citizens Insurance Companies as set forth in
Section 6.1.

Section  3.10.   Other Services.  Vis'n shall  provide  such
claims administration services not specified in this Agreement as may be mutually agreed upon by the parties. Vis'n shall respond in writing to a request for such services within five business days of receiving the request.

Section 3.11. Insurance. Vis'n shall, at its own expense, maintain:

                      (a)    valuable  papers  and   records
               coverage in an amount not less than $1,000,000 per occurrence and $2,000,000 in the aggregate (with a deductible not exceeding $5,000) for the protection of files, records, and other property of the Citizens Insurance Companies in the possession of Vis'n;

                     (b)   errors  and  omissions  liability
               coverage in an amount not less than $1,000,000 per occurrence and $2,000,000 in
               the   aggregate   (with  a   deductible   not
               exceeding $5,000).

Section  3.12.   Notification  Requirements.   Vis'n   shall
notify the Citizens Insurance Companies promptly by telephone, with confirmation in writing to follow immediately, should any of the following events occur:

                      (a)   Vis'n  discharges  or  reassigns
               within a thirty (30) day period four or more individuals on its adjusting staff who are working on material matters within the scope of this Agreement;

                     (b)   Vis'n is unable to secure,  in  a
               timely fashion, copies of claims materials or other information required by Vis'n under this Agreement; or

                     (c)   Officers  or directors  of  Vis'n
               become aware of any circumstance substantially affecting, or potentially substantially affecting, the ability of Vis'n to perform under this Agreement.


                         Article IV
         Duties of the Citizens Insurance Companies

Section  4.1.   Standard  of Care.  The  Citizens  Insurance
Companies   shall  perform  their  obligations  under   this
Agreement   in   good  faith  using  reasonable   care   and
professional judgment.

Section  4.2.   Payments to Vis'n.  The  Citizens  Insurance
Companies shall provide compensation to and reimburse Vis'n in accordance with Article V.

Section  4.3.   Funding  of Claims Account.   Each  Citizens
Insurance Company shall maintain an average daily balance in its Claims Account in an amount mutually agreed to by the Citizens Insurance Company and Vis'n.

Section   4.4.   Copies  of  Policy  Forms.   The   Citizens
Insurance Companies shall provide Vis'n with forms of the Policies and any endorsements issued in connection with the Policies.

Section   4.5.   Reinsurance  Recoverables.   The   Citizens
Insurance Companies will make available accounting personnel
to   assist   Vis'n  in  carrying  out  its   duties   under
Section 3.4(f).

                          Article V
                        Compensation

Section 5.1. Compensation and Payment. In consideration of the performance by Vis'n of the services under this Agreement, each Citizens Insurance Company agrees to pay with respect to services provided on its behalf, and Vis'n agrees to accept as compensation in full, the fee amounts to be calculated in accordance with this Article.

Section 5.2. Billing. Vis'n shall submit monthly statements of its fees and expenses to the person designated by the Citizens Insurance Companies in a form mutually agreed upon by the parties. All fees payable pursuant to
Section 5.3(a) shall be mailed by the tenth day of the month for which the services are to be provided. If the precise amount owed under Section 5.3(a) is not known at the time such amount is due to be mailed, the Citizens Insurance Companies shall inform Vis'n of that fact, mail Vis'n their best estimate of the amount owed on the due date, and adjust their next month's payment to reflect any over- or underpayment resulting from the estimate. The Citizens Insurance Companies shall mail the compensation due Vis'n under Section 5.3(b) within five working days after receipt of reports documenting gross subrogation and salvage recoveries, collection expenses and administrative fees incurred by Vis'n, and any deductible reimbursements issued to policyholders. If Vis'n does not receive the compensation owed under Section 5.3(a) or (b) within 3 days of the date such compensation was to be mailed, Vis'n shall send a written reminder notice to the Citizens Insurance Companies by fax or by hand delivery. If Vis'n does not receive the compensation owed under Section 5.3(a) or 5.3(b) within 5 days of the date such compensation was to be mailed, for every additional day that payment is not received, the Citizens Insurance Companies shall pay to Vis'n a late fee equal to .05% of the amount of compensation owed; provided, however, that no such late fee will be owed if the delay in payment was caused by any act or omission by Vis'n.

Section 5.3. Fees. (a) Vis'n shall be compensated by the Citizens Insurance Companies as follows:

                     (i)  For the first month commencing  on
               the  date Vis'n becomes operational and  able
               to perform its obligations under this Agreement (the "Commencement Date"), the Citizens Insurance Companies shall pay Vis'n a monthly fee of $212,500.00. For the remaining 11 months of the 12-month period commencing on the Commencement Date, the Citizens Insurance Companies shall pay Vis'n a monthly fee of 5.1 percent (5.1%) of the Citizens Insurance Companies' Direct Written Premium, as defined below, for the month preceding the month in which payment is due; and

                     (ii) For the 12-month period commencing
               on the one-year anniversary of the Commencement Date, the Citizens Insurance Companies shall pay Vis'n a monthly fee of
               4.75 percent (4.75%) of the Citizens Insurance Companies' Direct Written Premium, as defined below, for the month preceding the month in which payment is due; and

                      (iii)       For  the  12-month  period
               commencing on the second anniversary of the Commencement Date, the Citizens Insurance Companies shall pay Vis'n a monthly fee of
               4.4 percent (4.4%) of the Citizens Insurance Companies' Direct Written Premium, as defined below, for the month preceding the month in which payment is due.

           The above charges shall be prorated for any partial month. For purposes of this section, "Direct
Written Premium" means the total premiums written by the Citizens Insurance Companies other than premiums for reinsurance assumed by the Citizens Insurance Companies.

           Notwithstanding the above, the Citizens Insurance Companies agree that the monthly fee payable to Vis'n shall be based on annual Direct Written Premium of no less than $45 million. In the event the fees payable to Vis'n in any year do not meet the requirement of this paragraph, there shall be an adjustment in the payment made to Vis'n in the last month of the term of this Agreement so that the total amount paid meets the requirements of this paragraph. There shall also be an adjustment in the payment made to Vis'n in the last month of the term of this Agreement for any over-or underpayment that resulted from Vis'n being paid $212,500 in the first month rather than 5.1 percent of the Direct Written Premium for the first month.

           (b) In addition, as compensation for the salvage and subrogation services provided by Vis'n under Section 3.4(g), the Citizens Insurance Companies shall pay Vis'n a monthly fee of 15 percent (15%) of Net Recoverables. For purposes of this Agreement, "Net Recoverables" shall mean funds obtained in the preceding month as a result of the salvage and subrogation efforts of Vis'n, less collection expenses and administrative fees incurred by Vis'n, and less any deductible recoveries made and issued to policyholders. Vis'n shall refund a portion of the fees paid under this subsection under the following circumstances:

                     (i)  Vis'n shall refund 50% of the fees
               it received under this subsection during the first year following the Commencement Date, if the net salvage and subrogation recovery realized by the Citizens Insurance Companies (after payment of the monthly fees to Vis'n) during that first year is not at least 10% greater than the net recovery they realized over the 12 month period immediately preceding the Commencement Date;

                     (ii) Vis'n shall refund 50% of the fees
               it received under this subsection during the second year following the Commencement Date, if the net salvage and subrogation recovery realized by the Citizens Insurance Companies (after payment of the monthly fees to Vis'n) during that second year is not at least 20% greater than the net recovery they realized over the 12 month period immediately preceding the Commencement Date; and

                     (iii)     Vis'n shall refund 50% of the
               fees it received under this subsection during the third year following the Commencement Date, if the net salvage and subrogation recovery realized by the Citizens Insurance Companies (after payment of the monthly fees to Vis'n) during that third year is not at least 30% greater than the net recovery they realized over the 12 month period immediately preceding the Commencement Date;

provided that Vis'n shall not be required to refund the fees it received under this subsection in any year in which the Citizens Insurance Companies' Direct Written Premium is less than $45 million.

Section  5.4.   Services not specified in Agreement.   Vis'n
shall be compensated by the Citizens Insurance Companies for any services provided under Section 3.10 on a basis mutually agreed upon by the parties.


                         Article VI
                           Records

Section 6.1. Maintenace of Records. Vis'n shall maintain records of its activities sufficient to inform the Citizens Insurance Companies of the services performed by Vis'n under this Agreement. All records and information obtained, assembled, produced and maintained by Vis'n under this Agreement shall be the property of the Citizens Insurance Companies and shall be maintained at the principal office of Vis'n, or the satellite processing center where the claim is handled. Vis'n will maintain for at least one year all material damage and property claim files. Vis'n will maintain all other claim files for at least three years. Upon expiration of the time periods noted, Vis'n will, on an annual basis, forward claim files to an offsite storage facility designated by the Citizens Insurance Companies.

Section 6.2. Confidentiality. All records and information obtained from or on behalf of the Citizens Insurance Companies are confidential business records and shall not be disclosed by Vis'n, except as is reasonably necessary to pursue subrogation rights, or at the written direction of the appropriate Citizens Insurance Company or as required by law after notice to the appropriate Citizens Insurance Company.

Section 6.3. Inspection and Audit by Citizens. The Citizens Insurance Companies and their designated representatives may inspect, copy and audit all records and any other information obtained, assembled, maintained or produced by or for Vis'n in any format pertaining to the performance of any of the services of Vis'n under this Agreement at the location where such records are maintained or at such other location as may be specified by the Citizens Insurance Companies. In connection with routine audits, the Citizens Insurance Companies anticipate that, at a minimum, they will require access to claim files, data files from which claim transactions can be extracted (with related file names and record layouts), claim check inventories and records accounting for the use of such inventories, on-line claim information, a means to identify the employees and agents of Vis'n and the Citizens Insurance Companies involved with each claim, and codes for policy coverages and claim transactions. Nothing in this paragraph shall confer on the Citizens Insurance Companies any right to inspect, copy, review or obtain any information relating to any contracts or arrangement between Vis'n and its vendors, suppliers, independent contractors or clients.

Section 6.4. Inspection and Audit by Vis'n. Vis'n and its designated representatives may inspect, copy and audit all records and any other information maintained by the Citizen Insurance Companies that relates to or shows the manner of calculating the Citizens Insurance Companies' Direct Written Premium during the term of this Agreement.

                         Article VII
                            Term

Section  7.1.  Effective date and Duration.  This  Agreement shall  be effective as of the Contract Date and shall remain
in   effect  until  terminated  by  Vis'n  or  any  Citizens
Insurance Company pursuant to this Article.

Section  7.2.  Terminaiton by a Citizens Insurance  Company.
A Citizens Insurance Company may terminate this Agreement:

           (a) Immediately upon giving notice to the other parties if the Commencement Date does not occur within one year of the Effective Time of the merger contemplated by the Acquisition and Affiliation Agreement dated as of March 20, 1996, by and among Meridian Insurance Group, Inc., Citizens Security Group, Inc., and Citizens Mutual, as such time is defined therein.

          (b) Immediately upon giving written notice to the other parties at any time after the institution of insolvency, bankruptcy or similar proceedings by or against Vis'n, any assignment or attempted assignment by Vis'n for the benefit of creditors, or any appointment, or application for such appointment, of a receiver for Vis'n;

          (c) Immediately upon giving written notice to the other parties at any time after the occurrence of any of the following events: (i) failure by Vis'n to comply with any material applicable federal, state or local law or regulation; (ii) falsification by Vis'n of any records or reports required hereunder; (iii) loss by Vis'n through failure to renew or because of suspension, cancellation or revocation, for a period of fifteen (15) days or more, of any federal, state or local license or permit required by law and necessary in carrying out the provisions of this Agreement or in maintaining its corporate status;

          (d) Immediately upon giving written notice to the other parties upon the occurrence of either of the following events relating to the performance standards set forth in
Section 3.4:

                     (i)  Vis'n shall have failed to meet or
               exceed the same performance standard for three (3) consecutive audits covering at least one month each; provided that a notice of noncompliance, noting the specific standard that has not been met, shall have been delivered to Vis'n with respect to each such audit within 15 days after the files have been received by the Citizens Insurance Company or its designee for audit; or

                     (ii) Vis'n shall have failed to meet or
               exceed any of the performance standards for twelve (12) consecutive audits covering at least one month each; provided that a notice of noncompliance, noting the specific standard that has not been met, shall have been delivered to Vis'n with respect to each such audit within 15 days after the files have been received by the Citizens Insurance Company or its designee for audit.

           (e) Immediately, without opportunity to cure, if a material breach by Vis'n of its obligations under this Agreement materially jeopardizes the financial well-being of the Citizens Insurance Company;

           (f) Immediately upon giving notice to the other parties upon occurrence of either of the following events relating to ownership of Vis'n:

                     (i)   Scott Broughton and Kirk  Simmons
               cease to own directly a majority of the stock of Vis'n; or

                     (ii)  any  of  the stock  of  Vis'n  is
               acquired by someone other than an employee of Vis'n;

           (g) Immediately upon giving notice to the other parties upon occurrence of either of the following events relating to ownership of Claims Solution, Inc., if Vis'n assigns its rights under this Agreement to Claims Solution, Inc., pursuant to Section 9.1:

                     (i)   Scott Broughton and Kirk  Simmons
               cease   to  own  directly  or  indirectly   a
               majority of the stock of Claims Solution, Inc.; or

                      (ii)   any  of  the  stock  of  Claims
               Solution, Inc., is acquired by someone other than an employee of Claims Solution, Inc.; or

           (h) Upon giving 60 days' prior written notice to the other parties at any time after the earlier of December
31, 1999, or three years following the Commencement Date, without cause.

Section 7.3. Termination by Vis'n. Vis'n may terminate this Agreement with respect to a Citizens Insurance Company:

          (a) Immediately upon giving written notice to the other parties at any time after the institution of insolvency, bankruptcy or similar proceedings by or against the Citizens Insurance Company, any assignment or attempted assignment by the Citizens Insurance Company for the benefit of creditors, or any appointment, or application for such appointment, of a receiver for the Citizens Insurance Company;

          (b) Immediately upon giving written notice to the other parties at any time after the occurrence of any of the following events: (i) the Citizens Insurer's failure to comply with any material applicable federal, state or local law or regulation; (ii) the Citizens Insurer's falsification of any records or reports required hereunder; (iii) the Citizens Insurer's loss through failure to renew or because of suspension, cancellation or revocation, for a period of fifteen (15) days or more, of any federal, state or local license or permit required by law and necessary in carrying out the provisions of this Agreement or in maintaining its corporate status;

           (c) Immediately, without opportunity to cure, for a material breach by the Citizens Insurance Company of its obligations under this Agreement; or

           (d) Upon giving 60 days' prior written notice to the other parties at any time after the earlier of December
31, 1999, or three years following the Commencement Date, without cause.

Section 7.4. Effect of Termination. If a Citizens Insurance Company terminates this Agreement pursuant to
Section 7.2, all duties and obligations of the Citizens Insurance Company and of Vis'n with respect to the Citizens Insurance Company shall cease, but the Agreement shall remain in full force and effect with respect to all other Citizens Insurance Companies. If Vis'n terminates this Agreement with respect to a Citizens Insurance Company pursuant to Section 7.3, all duties and obligations of the Citizens Insurance Company and of Vis'n with respect to the Citizens Insurance Company shall cease, but the Agreement shall remain in full force and effect with respect to all other Citizens Insurance Companies.

Section 7.5. Duties upon Termination. Upon termination of this Agreement, Vis'n shall provide for the return of all claim records to the Citizens Insurance Companies and shall cooperate fully to effect an orderly transfer of services to the Citizens Insurance Companies or a third party administrator designated by the Citizens Insurance Companies. The Citizens Insurance Companies shall be liable for all fees and expenses for services performed on their behalf by Vis'n under this Agreement as of the date of termination. In addition, if a Citizens Insurance Company terminates this Agreement pursuant to Section 7.2(e) prior to the earlier of December 31, 1999, or three years following the Commencement Date, the Citizens Insurance Company shall make a one-time severance payment to Vis'n in an amount equal to the fees paid by the Citizens Insurance Company to Vis'n for the three months immediately preceding the termination.


                        Article VIII
                       Indemnification

Section 8.1. Indemnification by Citizens Insurance Companies. Each Citizens Insurance Company, severally but not jointly, hereby indemnifies and holds Vis'n harmless from and against all loss, damage, cost and expense of any nature, including legal, accounting and other professional fees, arising from (a) any breach of this Agreement by the Citizens Insurance Company, (b) any act or omission of the Citizens Insurance Company or its agents or employees that fails to comply with the standard of care set forth in
Section 4.1, (c) any claim against Vis'n arising out of a denial by Vis'n of a claim submitted by an insured of the Citizens Insurance Company or an assignee of such insured, provided that Vis'n denied such claim in accordance with the standards set forth in this Agreement or (d) any claim against Vis'n arising out of a denial by the Citizens Insurance Company of a claim submitted by an insured of the Citizens Insurance Company or an assignee of such insured.

Section 8.2. Indemnification by Vis'n. Vis'n hereby indemnifies and holds the Citizens Insurance Companies harmless from and against all loss, damage, cost and expense of any nature, including legal, accounting and other professional fees, arising from any breach of this Agreement by Vis'n or any act or omission of Vis'n, its agents or its employees that fails to comply with the standard of care set forth in Section 3.1.

Section 8.3. Remedies. Except as provided in this Article, no party shall have any liability or responsibility, unless expressly and separately agreed to in advance in writing, for any other party's attorneys' fees, expenses of litigation or any award, and shall have no liability or responsibility for any penalty or interest assessed against any other party.

                         Article IX
                        Miscellaneous

Section 9.1. Assignment and Binding Effect. Vis'n may assign its rights, interests and obligations under this Agreement to Claims Solutions, Inc., provided that Scott Broughton and Kirk Simmons are and remain the direct or indirect owners of a majority of the stock of Claims Solution, Inc. Vis'n may also contract with an entity to provide claims adjusting and investigation services called for by this Agreement where such entity is in closer proximity to the subject matter of any claim to be adjusted or investigated. Except as otherwise provided by this section, no party may assign its respective rights, interests, or obligations under this Agreement without the prior written consent of the other parties, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, all respective rights, interests, and obligations of the parties in, to and under this Agreement shall immediately succeed to or be assumed by any successor, by merger, consolidation or otherwise, of any of the parties.

Section 9.2. Choice of Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota notwithstanding any state's choice of law rules to the contrary.

Section 9.3. Severability. If any part of this Agreement is contrary to, prohibited by, or deemed invalid under applicable law or regulations, that provision shall not apply and shall be omitted to the extent so contrary, prohibited, or invalid; but the remainder of this Agreement shall not be invalidated and shall be given full force and effect insofar as possible.

Section 9.4. Notice. Any notice required or permitted to be given hereunder shall be deemed to be given upon receipt if mailed by certified mail, postage prepaid, faxed, hand delivered or sent by United States Postal Service or a commercial express document overnight delivery service which issues an individual delivery receipt, and addressed as follows:

     (a)  If to Vis'n, to:

          Scott Broughton
          President
          Vis'n, Inc.
          406 Main Street
          Red Wing, Minnesota 55061
          Telephone:
          Fax:

          with a copy to:

          Joyce Wright
          Meridian Insurance Group, Inc.
          2955 North Meridian Street, P.O. Box 1980
          Indianapolis, Indiana  46206
          Telephone: (317) 931-7000
          Fax: (317) 931-7140

          and a copy to:

          Meagher & Geer, P.L.L.P.
          Attn: Mary M.L. O'Brien
          4200 Multifoods Tower
          33 South Sixth Street
          Minneapolis, Minnesota 55402
          Telephone: (612) 338-0661
          Fax: (612) 338-8384

     (b)  If to a Citizens Insurance Company:

          William Haaland
          Citizens Security Mutual Insurance Company
          406 Main Street
          Red Wing, Minnesota 55066
          Telephone:
          Fax:  (612) 388-0538

          with a copy to:

          Joyce Wright
          Meridian Insurance Group, Inc.
          2955 North Meridian Street, P.O. Box 1980
          Indianapolis, Indiana  46206
          Telephone: (317) 931-7000
          Fax: (317) 931-7140

Each party shall be responsible for notifying the others promptly of any change in addressee or address in accordance with the notice procedures of this section.

Section 9.5. Independent Contractor. Vis'n is an independent contractor and nothing in this Agreement shall create, or be construed to create, the relationship of employer and employee between the Citizens Insurance Companies and Vis'n or as principal and agent other than as expressly provided in this Agreement. None of the agents, officers, or employees of Vis'n shall be considered or construed to be the agents or employees of the Citizens Insurance Companies for any purpose whatsoever.

Section 9.6. Merger and Amendment. This Agreement constitutes the entire agreement and merges and supersedes all prior oral or written agreements of the parties hereto. Any waiver of or failure to require adherence to any provision of this Agreement in any instance or series of instances by any party hereto shall not constitute a waiver of such provision in any other instance or constitute a modification of this Agreement, which may not be amended or modified except by a written instrument signed by the parties.

Section 9.7. Counterparts. This Agreement may be executed in separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


     IN WITNESS WHEREOF, this Agreement has been executed on the day and year subscribed:

                              VIS'N, INC.


By:___________________________________
  Scott   S.   Broughton, President



CITIZENS SECURITY MUTUAL INSURANCE COMPANY



By:___________________________________
   Norma J. Oman, Chairman of the Board
   and   Chief   Executive Officer


CITIZENS FUND INSURANCE COMPANY


By:_________________________________
   Norma J. Oman, Chairman of the Board
   and   Chief   Executive Officer



INSURANCE COMPANY OF OHIO


By:__________________________________
   Norma J. Oman, Chairman of the Board
   and   Chief   Executive Officer



           SOFTWARE AND HARDWARE SUPPORT AGREEMENT



     THIS SOFTWARE AND HARDWARE SUPPORT AGREEMENT (the "Agreement") is made and entered as of this 31st day of July, 1996 (the "Contract Date"), by and among VIS'N, INC. ("VIS'N"), a business corporation duly organized or to be duly organized and whose principal place of business is or will be located at 406 Main Street, Red Wing, Minnesota 55066, CITIZENS SECURITY MUTUAL INSURANCE COMPANY ("Citizens Mutual"), a mutual insurance company organized under the laws of the State of Minnesota, whose office and principal place of business is located at 406 Main Street, Red Wing, Minnesota 55066, CITIZENS FUND INSURANCE COMPANY ("Citizens Fund"), a stock insurance company organized under the laws of the State of Minnesota, whose office and principal place of business is located at 406 Main Street, Red Wing, Minnesota 55066, and INSURANCE COMPANY OF OHIO ("Citizens Ohio"), a stock insurance company organized under the laws of the State of Ohio, whose office and principal place of business is located at 406 Main Street, Red Wing, Minnesota 55066. In consideration of the mutual representations, warranties, covenants, agreements and undertakings herein set forth, the sufficiency of which is hereby acknowledged, the parties to this Agreement hereby agree as follows:
                          ARTICLE 1

                           Purpose

1.1 Generally. Citizens Mutual, Citizens Fund and Citizens Ohio (collectively, the "Citizens Insurance Companies") desire to have certain Technical Support performed for computer software and hardware to allow for continuous and uninterrupted operation of their insurance businesses.
VIS'N desires to take responsibility for the performance of the Technical Support required by the Citizens Insurance Companies. Citizens Insurance Companies further intend to request Meridian Insurance Group, Inc., a business corporation duly organized under the laws of the State of Indiana, whose office and principal place of business is located at 2955 North Meridian Street, Indianapolis, Indiana 46208 ("Meridian"), to provide technical and legal input and assistance to the Citizens Insurance Companies during the term of this Agreement, and the Citizens Insurance Companies intend to provide Meridian with access to and copies of back-ups, and consulting regarding the Citizens' Computer System, as a third-party beneficiary of this Agreement.
                          ARTICLE 2

                            Term

2.1 Commencement. The respective responsibilities and obligations of VIS'N and the Citizens Insurance Companies specified in this Agreement shall commence at a date ("Commencement Date") mutually agreed upon in a writing that references this Agreement and which is signed by VIS'N and each of the Citizens Insurance Companies.

2.2 Expiration of Agreement. This Agreement shall expire on the date ("expiration date"), which shall be the earlier of three years from the Commencement Date or December 31, 1999. The expiration date may only be extended if mutually agreed upon in a writing that references this Agreement and which is signed by VIS'N and each of the Citizens Insurance
Companies. This Agreement may be terminated by the Parties prior to the expiration date as provided in Articles 4, 8 and 12.
                          ARTICLE 3

                           Payment

3.1 Generally. During the term of this Agreement, the Citizens Insurance Companies shall provide VIS'N with payments in the amount and at the times listed on Appendix A, attached hereto and made part hereof. Such payments are provided in consideration for the Technical Support defined in Appendix B. If VIS'N does not receive the compensation listed in Appendix A within 3 days of the date such compensation was to be mailed, VIS'N shall send a written reminder notice to the Citizens Insurance Companies by fax or by hand delivery. If VIS'N does not receive the compensation listed on Appendix A within 5 days of the date such compensation was to be mailed, for every additional day that payment is not received, the Citizens Insurance Companies shall pay to VIS'N a late fee equal to .05% of the amount of compensation owed; provided, however, that no such late fee will be owed if the delay in payment was caused by any act or omission by VIS'N. Failure by the Citizens Insurance Companies to meet the payment terms of Appendix A shall not be grounds for cessation of Technical Support by VIS'N until thirty (30) days elapse after the Citizens Insurance Companies receive the written reminder notice from VIS'N of the Citizens Insurance Companies purported payment failure.
3.2 Financial Records. VIS'N agrees to maintain receipts and invoices to support all out of pocket charges to the Citizens Insurance Companies, and will provide time reports substantively similar to the Citizens Insurance Companies Data Processing Servicing Request which at least indicate identity of personnel, time spent, description of service, and project to which service is applicable. The Citizens Insurance Companies shall have audit rights with respect to all such records.
                          ARTICLE 4

                        Basic Support

4.1 Citizens' Computer System. VIS'N agrees to provide and/or have provided Technical Support, as recited in Appendix B, attached hereto and made part hereof, for the Citizens' Computer System. Such Technical Support shall be available twenty-four hours per day, seven days a week, fifty-two weeks a year. Technical Support personnel will remain in sufficient proximity to be on-site at the Citizens Insurance Companies to respond to a Citizens' Computer System error within one (1) hour of notification to VIS'N of the existence of such an error by the Citizens Insurance Companies, VIS'N or any third party ("error existence identification"). Identification of the existence of such an error by an employee of VIS'N shall for purposes of this Agreement be deemed a notification to VIS'N of the existence of such an error. VIS'N shall make a good faith effort to remedy or cause to be remedied any defect in the Citizens' Computer System within four (4) hours after error existence identification, and, if necessary and within such time frame, repair, replace any defective module or unit or swap the entire defective modules or unit, or report to the Citizens Insurance Companies as to the status of the remedy
efforts.   The Citizens Insurance Companies shall reimburse
VIS'N for out of pocket expenses incurred in paying third parties to provide hardware necessary to remedy the defect in the Citizens' Computer System.
     In the event any defect in the Citizens' Computer System remains unresolved for five (5) days or more after the error existence identification, the Citizens Insurance Companies may, in their sole discretion, elect to immediately terminate this Agreement for cause.
     An Incident shall be defined as an occasion when a defect in the Citizens' Computer System is not remedied or caused to be remedied by VIS'N within twenty-four (24) hours (i.e. one calendar day) after error existence identification. In the event three or more Incidents occur within any twelve month period, the Citizens Insurance Companies may, in their sole discretion, elect to immediately terminate this Agreement for cause.

4.2 Agency Software. VIS'N agrees to provide and/or have provided Technical Support, as recited in Appendix B, attached hereto and made part hereof, for the Agency
Software. Such Technical Support shall be available from 7:00 a.m. through 4:00 p.m., Central Standard time, Monday through Friday, except for the Citizens Insurance Companies designated holidays and other occasions as are necessary to maintain the Agency Software.

4.3 Warranty. VIS'N warrants that the Technical Support specified under this Agreement shall be provided by VIS'N and by other Persons on behalf of VIS'N, and that such Technical Support shall be provided in good faith and using a high standard of care. VIS'N further warrants to the Citizens Insurance Companies that VIS'N has acquired all rights or licenses necessary to provide the Technical
Support specified under this Agreement and, to the best of its knowledge, providing such Technical Support will not infringe upon any rights, including but not limited to Intellectual Property Rights, of third parties.

4.4 Miscellaneous. VIS'N shall make a good faith effort to assure that any provision of Technical Support by VIS'N and/or any Person acting on behalf of VIS'N shall not interfere with, and shall be subordinate to, the ongoing insurance business operations of the Citizens Insurance
Companies as reasonably determined by the management of the Citizens Insurance Companies. Subsequent to the date of legal incorporation of VIS'N, employees of the Citizens
Insurance Companies may participate in the provision of Technical Support at the sole discretion of the management of the Citizens Insurance Companies. VIS'N shall have no warranty or indemnification obligation under this Agreement as to these acts of the Citizens Insurance Companies employees unless such acts are done at the direction of VIS'N.
                          ARTICLE 5

                      Software Back-Ups

5.1 Generally. VIS'N agrees to create daily updates in which all data entries and transactions for each day and for all computer platforms are stored on a non-volatile storage media, such as magnetic tape and diskette (referred to as "back-ups" hereinafter). VIS'N further agrees to create full pack weekly back-ups on a non-volatile storage media. VIS'N warrants that by noon of the business day following their creation the daily back-ups and the full weekly back-ups shall be securely located at an off-site storage location. VIS'N agrees that the off-site storage location shall be approved in advance by the Citizens Insurance Companies. VIS'N agrees that the Citizens Insurance Companies and Meridian shall have reasonable access to all back-ups stored at the off-site storage location. VIS'N further agrees to supply Meridian with updated copies of the Citizens Insurance Companies' full back-ups including the software of the Citizens' Computer System at least once every month. VIS'N agrees to maintain software back-ups for the time periods set forth in Appendix C, attached hereto and made part hereof.
                          ARTICLE 6

                      Disaster Recovery

6.1 Generally. The obligations and responsibilities of the Citizens Insurance Companies under this Agreement shall, at the option of the Citizens Insurance Companies, be subject to the satisfaction, at or prior to June 30, 1996, of VIS'N obtaining Meridian's written approval of a Disaster Recovery Plan ("Plan") providing for the resumption of computing operations for the Citizens Insurance Companies by VIS'N within forty-eight (48) hours of a disaster. If VIS'N has developed and submitted a proposed Plan to Meridian by April 30, 1996, for each day beyond May 30, 1996, that Meridian was tardy in conveying disapproval of the proposed Plan to VIS'N, then VIS'N shall have an additional day beyond June 30, 1996, to gain Meridian's approval for a Plan. For proposed Plans submitted after May 30, 1996, Meridian shall respond within seven (7) business days with specific objections to the Plan if appropriate. VIS'N shall pay any and all costs associated with developing the Plan. Additional costs associated with activating, utilizing and maintaining the Plan shall be specified within the Plan, and such additional costs shall be borne by VIS'N and the Citizens Insurance Companies as subsequently and mutually agreed upon in writing.
                          ARTICLE 7

                    Contract Negotiation

7.1 Software. VIS'N shall negotiate all software contracts and maintenance contracts for the Citizens' Computer System and for the Agency Software. However, if any of the Citizens Insurance Companies are a party to a contract, any such software contract or maintenance contract requires the review and approval of the Citizens Insurance Companies' management prior to VIS'N's acceptance of such contract. The Citizens Insurance Companies' management further reserves the right to involve any Citizens Insurance Companies' personnel and any third parties to this Agreement, including but not limited to Meridian and its legal department, in the contract review process. On any occasion when VIS'N intends to enter into a software contract or maintenance contract affecting the Citizens Insurance Companies, VIS'N shall provide the Citizens Insurance Companies with a summary of the impact on the Citizens Insurance Companies of the intended contract.
VIS'N shall make reasonable efforts to provide such a summary no less than seventy-two (72) hours prior to VIS'N legally entering into the intended contract.
     VIS'N further agrees that each contract negotiated by VIS'N with a software vendor for software solely for use on the Citizens' Computer System shall require that a copy of the vendor's software source code be held in escrow. A mutually agreeable escrow agent and escrow agreement shall be implemented. Unless the Citizens Insurance Companies agree to the contrary in writing, each contract for software solely for use on the Citizens' Computer System shall require a software vendor to notify the Citizens Insurance Companies in the event the software vendor faces insolvency, bankruptcy, cessation of business, or the inability to service the software. Unless the Citizens Insurance Companies agree to the contrary in writing, each contract for software solely for use on the Citizens' Computer System shall further provide that upon an occurrence which raises a reasonable concern by the Citizens Insurance Companies that a software vendor will be unable or unwilling to support the software, such an occurrence including but not limited to a vendor's insolvency, bankruptcy, cessation of business, and refusal or inability to service the software, the Citizens Insurance Companies may obtain a copy of the source code.

7.2 Hardware. Contracts with third parties for Maintenance of the Citizens' Computer System hardware and contracts with third parties for Enhancements of desk top computers and their peripherals will be negotiated by VIS'N on behalf of the Citizens Insurance Companies. All contracts to which any of the Citizens Insurance Companies are a party will be submitted to the Citizens Insurance Companies management for review and approval. The Citizens Insurance Companies shall have the right to involve any Citizens Insurance Companies' personnel and any third parties to this Agreement, including but not limited to Meridian and its legal department, in the hardware contract review process.
                          ARTICLE 8

                        Enhancements

8.1 Generally. VIS'N agrees to upgrade the Citizens' Computer System to be year 2000 compliant as defined under this Article. Software Enhancements specified by the Citizens Insurance Companies will be cost estimated by VIS'N and submitted to the Citizens Insurance Companies for approval and authorization. Software Enhancements will be tested according to criteria provided in Appendix D, which is attached hereto and made part hereof.
     A comprehensive project plan addressing complete conversion of the Citizens' Computer System for year 2000 compliance by March 31, 1998 (the "Project Plan") shall be submitted by VIS'N to the Citizens Insurance Companies for review and approval by September 1, 1996. The Citizens Insurance Companies shall make reasonable efforts to approve or disapprove any Project Plan submitted by VIS'N within ten
(10) business days of its receipt by the Citizens Insurance Companies. The Project Plan will identify stages of the conversion process, including but not limited to stages for year 2000 compliance for various software systems, and will specify proposed start and end dates for each stage. Commencement of each stage, meaning the start of work related to a stage for which the Citizens Insurance Companies shall be responsible for payment of such work, must be approved by the Citizens Insurance Companies.
     In the event the Citizens Insurance Companies do not receive the Project Plan by September 1, 1996, the Citizens Insurance Companies may immediately terminate this Agreement. In the event VIS'N fails to gain approval from the Citizens Insurance Companies by November 1, 1996 for both the Project Plan and the commencement of the stage of the Project Plan having the earliest start date, the Citizens Insurance Companies may immediately terminate this
Agreement.   Approval of the Project Plan and the earliest
stage commencement shall not be unreasonably withheld.
     VIS'N shall allow the Citizens Insurance Companies and their designees to monitor all work undertaken to meet the requirements of the Project Plan to ensure that acceptable progress is made on each stage of the Project Plan. In the event any quality and/or timeliness requirement of a stage is not met to the reasonable satisfaction of the Citizens Insurance Companies, the Citizens Insurance Companies may immediately terminate this Agreement. The Citizens Insurance Companies reserve the right to withhold final approval of commencement of work on any stage(s) of the Project Plan having a proposed start date later than the proposed end date of another stage ("prior stage") until all quality and timeliness requirements relating to the prior stage are met to the reasonable satisfaction of the Citizens Insurance Companies.
     All software Enhancements, including but not limited to such Enhancements forming a necessary part of a stage of the Project Plan, that are negotiated by VIS'N and/or provided under this Agreement shall be year 2000 compliant. All software Enhancements shall be installed and in production, operating in accordance with the processing requirements of
Article 9, as specified in project schedules proposed by VIS'N and/or Persons acting on behalf of VIS'N and approved in writing by Citizens Insurance Companies' management. Approval of the project schedules shall not be unreasonably withheld.
   Project schedules shall include timetables which conform to the Project Plan or are otherwise agreed to by the parties in writing. Failure of any software Enhancement for the Citizens' Computer System to be year 2000 compliant by the timetables specified in the project schedules or as otherwise agreed by the parties in writing shall be cause for the Citizens Insurance Companies to immediately terminate this Agreement.
     In the event any software Enhancement (including any year 2000 compliant software Enhancements) requires modification of any files, including but not limited to data files, utilities, libraries, copybooks, tables, batch files and/or other programs of the Citizens' Computer System to allow the Citizens Insurance Companies to conduct business operations in a timely, accurate and reasonable manner, then such modification shall be completed, at no additional cost to the Citizens Insurance Companies, by the time the respective software Enhancement is installed.

8.2 Computer System Changes. To the extent not completed by the Citizens Insurance Companies prior to the Commencement Date, VIS'N agrees to complete, to the reasonable satisfaction of the Citizens Insurance Companies' management, the Citizens Insurance Companies' RQ2 commercial lines upgrade, move then current management reports from the Unisys system to the AS400 system, move the billing system from the Unisys system to the system in development as of January 1, 1996 by the Citizens Insurance Companies and Programming Resources Company ("PRC"), and complete implementation of the Peat Marwick recommendations to the Citizens Insurance Companies contained in the Peat Marwick report provided in Appendix E, which is attached hereto and made part hereof. VIS'N agrees to complete the tasks specified under this section 8.2 without additional expense or charge to the Citizens Insurance Companies or Meridian.

8.3 Ownership. The Citizens Insurance Companies shall own all Intellectual Property Rights or other property rights in and to any Citizens Insurance Companies specific software Enhancements and associated manuals developed solely by VIS'N for the Citizens Insurance Companies under this Agreement. The Citizens Insurance Companies agree to grant and hereby grant to VIS'N a license to use, in the operation of VIS'N's business, all Citizens Insurance Companies specific software Enhancements developed solely by VIS'N for the Citizens Insurance Companies under this Agreement. The Citizens Insurance Companies shall have no obligation to provide any support for any software Enhancement. No costs associated with obtaining any Intellectual Property Rights with respect to such software Enhancements shall be borne by VIS'N. VIS'N agrees to perform such lawful acts, including but not limited to the execution of papers and the giving of lawful testimony, as may be required to enable the Citizens Insurance Companies to procure any Intellectual Property Rights for such software enhancements.

8.4 Training Provided. During the term of this Agreement, and at no additional charge, VIS'N shall provide the Citizens Insurance Companies with any and all training required or requested to operate Enhancements to the Citizens' Computer System.

                          ARTICLE 9

                   Processing Requirements

9.1 Generally. The definition of a processing cycle for purposes of this Agreement is set forth in Appendix F, which is attached hereto and made part hereof. VIS'N represents and warrants that throughout the term of this Agreement, processing cycles for Citizens Insurance Companies data will be run on a daily basis Monday through Friday, except for holidays designated by the Citizens Insurance Companies (and except as noted specifically in Appendix F), and further will be run separately from cycles of other VIS'N clients. Entered data will be processed within one processing cycle in 98% of all instances. In no event will the processing of entered policy data exceed two daily processing cycles, as defined in Appendix F.
                         ARTICLE 10

                      System Operation

10.1 Citizens' Computer System. Scheduled "up time" for the Citizens' Computer System shall be from 6 a.m. to 6 p.m. Monday through Friday, and 7 a.m. to 12 p.m. Saturdays, Central Standard Time, except for holidays designated by the Citizens Insurance Companies and other occasions as are necessary in the reasonable discretion of the Citizens Insurance Companies to maintain the system. Additional up time may be mutually agreed upon in writing by the Citizens Insurance Companies' management and VIS'N. VIS'N agrees to maintain on-line system availability at no less than 99% of system up time, wherein system availability is defined in Appendix G, which is attached hereto and made part hereof. System response time shall be 5 seconds or less 99% of time as measured according to Appendix G, so long as the Citizens Insurance Companies have in place appropriate hardware to meet this requirement. VIS'N further agrees that the Citizens Insurance Companies, Meridian and any affiliates shall have dial-in access via Carbon Copy and/or PC anywhere program to monitor all aspects of Citizens' Computer System operations.
                         ARTICLE 11

                           Reports

11.1 Generally. VIS'N agrees to process and make available all reports, both in title and in substance, which the Citizens Insurance Companies processes and makes available as of the Commencement Date. VIS'N agrees that such reports shall include but shall not be limited to those specified in Appendix H, which is attached hereto and made part hereof. VIS'N agrees that reports subject to this Article will be processed and available upon request for review by the Citizens Insurance Companies and Meridian as follows:
     a) Monthly Reports--no later than 6th calendar day of the next month.
     b) Quarterly Reports--no later than 6th calendar day of the next month.
     c) Year-end Reports--no later than 10th calendar day of the next year.
     Systems Response Time reports, Systems Availability reports, and Disk Utilization reports, as defined in Appendix H, shall automatically be provided monthly by VIS'N to the Citizens Insurance Companies within six (6) months of the Commencement Date. Additional reports may be provided if mutually agreed upon by the parties.
                         ARTICLE 12

                         Termination

12.1 Termination by the Citizens Insurance Companies.
Except as otherwise specifically provided for within this Agreement, including but not limited to Articles 4 and 8, the Citizens Insurance Companies shall have right to terminate this Agreement prior to the expiration date in the event:
     a) VIS'N fails to provide or have provided the Technical Support identified in this Agreement, and VIS'N fails to cure such failing within thirty
     (30) days after written notice of such failing from any of the Citizens Insurance Companies;

     b) VIS'N fails to provide or have provided software and/or hardware capable of maintaining the present operation of the insurance businesses of the Citizens Insurance Companies, and VIS'N fails to cure such failing within thirty (30) days after written notice of such failing from any of the Citizens Insurance Companies;

     c) VIS'N or a Person acting on behalf of VIS'N breaches any warranty, covenant, or other provision of this Agreement and VIS'N fails to cure such breach within thirty (30) days after written notice of such breach from any of the Citizens Insurance Companies. VIS'N will be deemed to have cured such breach only if it takes steps reasonably adequate to alleviate any damage to the Citizens Insurance Companies resulting from the breach and to prevent a similar future breach.
     However, VIS'N shall have no opportunity or right to cure a breach of Article 16;

     d) The Commencement Date is not earlier than a date one (1) year after the Effective Time of the merger contemplated by the Acquisition and Affiliation
     Agreement dated as of March 20, 1996, by and among Meridian, Citizens Security Group, Inc., and Citizens
     Mutual, as such time is defined therein;

     e) VIS'N does not assign its rights under this Agreement pursuant to Article 17.2 and either (i) Scott Broughton and Kirk Simmons cease to own directly a majority of the stock of VIS'N, or (ii) any of the stock of VIS'N is acquired by someone other than an employee of VIS'N; or

     f) VIS'N assigns its rights under this Agreement to a new or existing corporate entity ("Corporate Entity") pursuant to Article 17.2 and either (i) Scott Broughton and Kirk Simmons cease to own directly or indirectly a majority of the stock of Corporate Entity, or (ii) any of the stock of Corporate Entity is acquired by someone other than an employee of Corporate Entity.

12.2 Termination by VIS'N. Except as otherwise specifically provided herein, VIS'N shall have right to terminate this Agreement for cause in the event:

     a) The Citizens Insurance Companies breach any warranty, covenant, or other provision of this Agreement and the Citizens Insurance Companies fail to cure such breach within thirty (30) days after written notice of such breach from VIS'N; or

     b) Meridian, to the extent Meridian enters into a written confidentiality agreement as described in
     Article 16, breaches such a confidentiality agreement with VIS'N.
                         ARTICLE 13

                         Consulting

13.1 Generally. During the term of this Agreement, and provided operations of VIS'N shall not be unreasonably interrupted, VIS'N will provide consulting to employees of Meridian and insurance agents of the Citizens Insurance Companies to assist in maintaining day-to-day operations. Such consulting shall not require disclosure by VIS'N of any intellectual property or other proprietary information which is solely owned by VIS'N. The VIS'N personnel conducting any such consulting, the prices of any such consulting, and the schedules of any such consulting shall all subsequently be mutually agreed upon by VIS'N and the Citizens Insurance Companies. Consulting responsibilities provided under this Article shall not survive the termination of this Agreement
                         ARTICLE 14

             Transitional Period after Agreement

14.1 Generally. At the termination by VIS'N or expiration of this Agreement, and at the Citizens Insurance Companies' sole discretion, VIS'N shall provide the Citizens Insurance
Companies or its designees with consulting services, including personnel and documentation, for a transitional period of up to sixty (60) calendar days from the termination by VIS'N or expiration of this Agreement. Such consulting services shall provide any and all information that the Citizens Insurance Companies or its designees may reasonably deem necessary to enable them to operate and maintain the Citizens' Computer System in a manner suitable to allow the Citizens Insurance Companies to continue to conduct their business operations in a timely, accurate and reasonable manner. The Citizens Insurance Companies agrees to reimburse VIS'N for all reasonable expenses incurred by VIS'N in supporting the Citizens Insurance Companies during the transitional period. Consulting service shall be provided at a rate and in an amount of hours to be agreed upon, and in no event shall the rate exceed $100.00 per hour.
                         ARTICLE 15

                       Indemnification

15.1 Generally. VIS'N, at its own expense, shall indemnify and hold the Citizens Insurance Companies and any affiliate harmless and agrees to defend the Citizens Insurance Companies and any affiliate from and against any costs, expenses, including but not limited to attorney fees, and damages arising out of or based upon any breach of this Agreement by VIS'N or a Person acting on behalf of VIS'N, or any act or omission of VIS'N or a Person acting on behalf of VIS'N that fails to comply with the care requirements set forth in Article 4.3. VIS'N shall pay any costs, damages, or awards of settlement, including court costs and attorney fees, arising out of any such breach or act or omission.
     The Citizens Insurance Companies, at their own expense, shall indemnify and hold VIS'N and any affiliate harmless and agree to defend VIS'N and any affiliate from and against any costs, expenses, including but not limited to attorney fees, and damages arising out of or based upon any breach of this Agreement by the Citizens Insurance Companies or a Person acting on behalf of the Citizens Insurance Companies. The Citizens Insurance Companies shall pay any costs, damages, or awards of settlement, including court costs and attorney fees, arising out of any such breach.

15.2 Intellectual Property. VIS'N is generally familiar with the Citizens Insurance Companies' business and use of the Citizens' Computer System as of the Contract Date. VIS'N, at its own expense, shall indemnify and hold the Citizens Insurance Companies and any affiliate harmless and agrees to defend the Citizens Insurance Companies and any affiliate from and against any costs, expenses, including but not limited to attorney fees, and damages arising out of or based upon any claim, demand, or action alleging that Technical Support provided by or on behalf of VIS'N after the Commencement Date, either alone or in combination with the Citizens' Computer System, infringes or contributes to the infringement of any Intellectual Property Right of a third party. VIS'N shall pay any costs, damages, or awards of settlement, including court costs and attorney fees, arising out of any such claim, demand, or action. If a third-party infringement claim subjects the Citizens Insurance Companies to an injunction prohibiting continuing use of any software or software Enhancement for the Citizens' Computer System provided by or on behalf of VIS'N after the Commencement Date, then VIS'N shall, at its sole election and expense, and within thirty (30) days after the commencement of an injunction: (1) obtain for the Citizens Insurance Companies the right to continue to use the software or software Enhancement pursuant to this Agreement, or (2) replace or modify the software or software Enhancement to be non-infringing.
     The Citizens Insurance Companies, at their own expense, shall indemnify and hold VIS'N and any affiliate harmless and agree to defend VIS'N and any affiliate from and against any costs, expenses, including but not limited to attorney fees, and damages arising out of or based upon any claim, demand, or action alleging that acts of their employees, both prior and subsequent to the Commencement Date, infringe or contribute to the infringement of any Intellectual Property Right of a third party. The Citizens Insurance Companies shall pay any costs, damages, or awards of settlement, including court costs and attorney fees, arising out of any such claim, demand, or action.
     The Citizens Insurance Companies, at their own expense, shall indemnify and hold VIS'N and any affiliate harmless and agree to defend VIS'N and any affiliate from and against any costs, expenses, including but not limited to attorney fees, and damages arising out of or based upon any claim, demand, or action alleging that modification by the Citizens Insurance Companies of any software, including Enhancements, provided by or on behalf of VIS'N, or that use by the Citizens Insurance Companies of any software, including Enhancements, in a manner other than for uses for which such software was provided by or on behalf of VIS'N, infringes or contributes to the infringement of any Intellectual Property Right of a third party. The Citizens Insurance Companies shall pay any costs, damages, or awards of settlement, including court costs and attorney fees, arising out of any such claim, demand, or action.
                         ARTICLE 16

                  Confidential Information

16.1 Generally. VIS'N and the Citizens Insurance Companies each agree not to disclose any confidential information received from the other to any third party, except for information the receiving party previously knew, information the receiving party comes to know through third parties not deriving that information from the disclosing party, and information which is in the public domain. Further, unless otherwise specified in writing, all documents and materials containing any confidential proprietary information shall remain the property of the disclosing party and shall be returned to the disclosing party, along with all copies of such proprietary information, upon disclosing party's request.
     Notwithstanding anything in this Agreement to the contrary, VIS'N shall have no obligation to furnish any confidential information to Meridian unless Meridian executes a confidentiality agreement as provided in Appendix I, attached hereto.
                         ARTICLE 17

              General Administrative Provisions

17.1 General Definitions.

     a) An "affiliate" of a specified corporation is any other Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the specified corporation. It is expressly confirmed that Citizens
     Mutual and Meridian Mutual Insurance Company are affiliates of Meridian.

     b) Agency Software has the meaning set forth in Appendix B.

     c) Breach means (i) a breach by a Party of a covenant or warranty herein, or (ii) a Material misrepresentation made hereunder.

     d) Citizens' Computer System means all operating system software, all application software, on all platforms, and all hardware, existing at the Citizens Insurance Companies at the Commencement Date, and all Enhancements for such software, but does not include any software packages purchased by individual users for installation in a stand-alone mode on personal computers, the Open Systems Accounting System, and the Agency Software.

     e) "Defect in the computer system" means any software or hardware related Material flaw or problem which unreasonably compromises the Citizens Insurance
     Companies's ability to conduct business operations in a timely, accurate and reasonable manner.

     f) Disaster means any occurrence, whether natural or man-made, that prevents the conduct of business at the current location of the Citizens Insurance Companies.

     g) Enhancements means modifications, upgrades, improvements and other activities intended to provide new or increased capabilities and functions to the existing Citizens' Computer System.

     h) Hereunder, herein, and similar terms refer to this Agreement.

     i) Include and similar terms (e.g., includes, including, included, comprises, comprising, e.g., for example), when used as part of a phrase including one or more specific items, are used by way of example and not of limitation.

     j) Intellectual Property Rights means any and all rights, existing from time to time, to exclude in a specified jurisdiction under patent law, copyright law, moral rights law, trade-secret law, semiconductor chip protection law, trademark law, unfair competition law, or other similar rights.

     k) Maintenance means repairs and adjustments intended to bring or keep the existing Citizens' Computer System in proper working order.

     l) Material, with respect to a particular matter (e.g., a Breach), means that the matter is shown to affect adversely (i) the rights and benefits of the other Party under this Agreement; or (ii) the ability of the other Party to perform its obligations hereunder; in either case to such a degree that a reasonable person in the management of his or her own affairs would be more likely than not to decline to enter into this Agreement in view of the matter in question.

     m) Party means a party to this Agreement unless otherwise clear from the context.

     n) Person means a natural person, a corporation (stock, mutual, for profit or not-for-profit), an association, a partnership (general or limited), a joint venture, a trust, a government or political department, subdivision, or agency, or any other entity.

     o) Technical Support means the services listed in Appendix B.

17.2 Assignment. VIS'N may assign its rights, interests and obligations under this Agreement to Corporate Entity, provided that Scott Broughton and Kirk Simmons are and remain the direct or indirect owners of a majority of the stock of Corporate Entity and only employees of Corporate
Entity own any and all remaining stock.   Except as
otherwise provided by this section, no party may assign its respective rights, interests, or obligations under this Agreement without the prior written consent of the other parties, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, all respective rights, interests, and obligations of the parties in, to and under this Agreement shall immediately succeed to or be assumed by any successor, by merger, consolidation or otherwise, of any of the parties.

17.3 Authority and Other General Warranties. Each Party warrants to the other that:

     a) the Warranting Party, if a corporation, partnership, limited partnership, or other nonnatural Person, is duly organized and subsisting under the laws of the jurisdiction of its incorporation or existence;

     b) the Warranting Party has full power and authority to enter into this Agreement;

     c) the execution and/or performance of this Agreement does not and will not violate or interfere with any other agreement of the Warranting Party, which violation or interference would have a Material adverse effect on the Warranting Party;

     d) the Warranting Party will not enter into any agreement the execution and/or performance of which would violate or interfere with the Warranting Party's performance of this Agreement and have a Material adverse effect on the other Party;

     e) the Warranting Party is not presently the subject of a voluntary or involuntary petition in bankruptcy, does not presently contemplate filing any such voluntary petition, and is not aware of any intention on the part of any other Person to file such an involuntary petition against it;

     f) the Warranting Party is not presently the subject of, nor the proponent of, any claim that would have a Material adverse effect on the other Party; and

     g) the Person(s) executing this Agreement on behalf of the Warranting Party has actual authority to bind the Warranting Party to this Agreement.

17.4 Independent Parties. The Parties are independent contractors. Except as may be expressly and unambiguously provided in this Agreement, no partnership or joint venture is intended to be created by this Agreement, nor any principal-agent or employer-employee relationship. Except to the extent expressly provided in this Agreement, neither Party has, and neither Party shall attempt to assert, the authority to make commitments for or to bind the other Party to any obligation.

17.5 Entire Agreement. Except as may be expressly provided otherwise herein, this Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter of this Agreement and supersedes all previous negotiations, agreements and commitments (if any) relating to the subject matter of this Agreement. Each Party represents and warrants that, in entering into and performing its obligations under this Agreement, it does not and will not rely on any promise, inducement, or representation allegedly made by or on behalf of the other Party with respect to the subject matter hereof, nor on any course of dealings or custom and usage in the trade, except as such promise, inducement, or representation may be expressly set forth herein. No modification or amendment to this Agreement will be valid or binding unless reduced to writing and duly executed by the Party or Parties to be bound thereby.

17.6 Notices. Unless otherwise provided herein, all notices, demands and other communications under or in connection with this Agreement shall be written in the English language and shall be sent by registered mail, postage prepaid and addressed as follows, and all notices, demands and other communications shall be deemed to have been given on the date when deposited to the post.
               If to VIS'N:

                    Scott Broughton
                    President
                    VIS'N, INC.
                    406 Main Street
                    Red Wing, Minnesota 55061

                    with a copy to:

                    Mary M. O'Brien
                    Meagher & Geer, PLLP
                    4200 Multifoods Tower
                    33 South Sixth Street
                    Minneapolis, Minnesota 55402


               If to the Citizens Insurance Companies:

                    William H. Beikes
                    Vice President, Director of
                    Information Resources
                    Meridian Insurance Group, Inc.
                    P.O. Box 1980
                    Indianapolis, Indiana 46206

                    with a copy to:

                    J. Mark McKinzie, Esq.
                    General Counsel
                    Meridian Insurance Group, Inc.
                    P.O. Box 1980
                    Indianapolis, Indiana 46206


     Notwithstanding the above, any urgent notices, demands
and other communications may be given by telex or facsimile
addressed as follows and such notices, demands or
communications shall be deemed to have been given at the
time when confirmation of receipt of the telex or facsimile
is received.
               If to VIS'N:
               Fax:      (612) 338-8384  Attn: Mary O'Brien

               If to Citizens Insurance Companies:
               Fax:      (317) 931-7930

     Either party hereto may change its address or telex or facsimile number for the purpose of this section by notice given to the other party in the manner set forth above.

17.7 Remedies. Except as otherwise provided herein or in this Agreement, the remedies set forth herein or in this Agreement are not exclusive, and either Party will be entitled alternatively or cumulatively to damages for breach of this Agreement or any other remedy available under applicable law.

17.8 Choice Of Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota without giving effect to any choice or conflicts of law provision or rule (whether of the State of Minnesota or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Minnesota.

17.9 No Waiver. The failure of either Party at any time to require performance by the other Party of any provision of this Agreement shall in no way affect the right of such Party to require performance of that provision. Any waiver by either Party of any breach of any provision of this Agreement shall not be construed as a waiver of any continuing or succeeding breach of such provision, a waiver of the provision itself or a waiver of any right under this Agreement.

17.10 Binding On Successors. This Agreement will be binding upon and inure to the benefit of the Parties and their successors and assigns permitted by this Agreement.

17.11 Section Headings. The headings contained in this Agreement are for reference purposes only and shall not in any way control the meaning or interpretation of this Agreement.

17.12 Representation of Counsel; Mutual Negotiation. Each Party has had the opportunity to be represented by counsel of its choice in negotiating this Agreement. This Agreement shall therefore be deemed to have been negotiated and prepared at the joint request, direction, and construction of the Parties, at arms length, with the advice and participation of counsel, and will be interpreted in accordance with its terms without favor to any Party.

17.13 Survival of Representations and Warranties. The representations and warranties made herein, including but not limited to Article 14, shall survive the termination of this Agreement except as may be expressly indicated otherwise herein.

17.14 Effect of Partial Invalidity. If any one or more of the provisions of this Agreement should be ruled wholly or partly invalid or unenforceable by a court or other government body of competent jurisdiction, then:
          a)   the validity and enforceability of all
          provisions of this Agreement not ruled to be invalid or unenforceable will be unaffected;

          b) the effect of the ruling will be limited to the jurisdiction of the court or other government body making the ruling;

          c)   the provision(s) held wholly or partly
          invalid or unenforceable will be deemed amended, and the court or other government body is authorized to reform the provision(s), to the minimum extent necessary to render them valid and enforceable in conformity with the Parties' intent as manifested herein; and

          d)   if the ruling, and/or the controlling
          principle of law or equity leading to the ruling, is subsequently overruled, modified, or amended by legislative, judicial, or administrative action, then the provision(s) in question as originally set forth in this Agreement will be deemed valid and enforceable to the maximum extent permitted by the new controlling principle of law or equity.

17.15 Attorneys' Fees. If litigation or other action is commenced between the Parties concerning any dispute arising out of or relating to this Agreement, the prevailing Party in any contested ancillary proceeding relating to the action (e.g., motions to transfer, to compel discovery, etc.) and the prevailing Party in the action itself will be entitled, in addition to any other award that may be made, to recover all court costs or other official costs and all reasonable expenses associated with the ancillary proceeding or action, including without limitation reasonable attorneys' fees and expenses.

IN WITNESS WHEREOF, the Parties have caused their duly authorized representatives to execute this Agreement as of the day and year first written above.

VIS'N, INC.

By:_______________________________________
     Scott S. Broughton
     President


CITIZENS SECURITY MUTUAL INSURANCE COMPANY

By:_______________________________________
     Norma J. Oman
     Chairman of the Board and Chief Executive Officer


CITIZENS FUND INSURANCE COMPANY

By:_______________________________________
     Norma J. Oman
     Chairman of the Board and Chief Executive Officer


INSURANCE COMPANY OF OHIO

By:_______________________________________
     Norma J. Oman
     Chairman of the Board and Chief Executive Officer



AGENCY PROFIT  SHARING AGREEMENT

The Company and the Agent agree that:

I. In addition to the commissions otherwise paid by the Company to the Agent and subject to requirements imposed by law and conditions set forth in this agreement, the Company shall pay to the Agent a Profit-Sharing Commission based on underwriting profits realized by the Company on all Qualified Business.

II. Annual Written Premium must equal or exceed $250,000 in order to be eligible for Profit-Sharing.

III. Definitions:
   A. "Income" means the total of all earned premiums on Qualified Business less any dividends paid to policyholders.

   B. "Outgo" means the sum of the following items relating to the Qualified Business.

      1. Incurred losses (losses paid less salvage received and subrogations recovered, plus reserves for losses at the end of the year, less reserves for losses at the beginning of the year) shall not be less than zero.

         a) Incurred losses shall be limited to the first $100,000 for any one loss or occurrence on a policy per calendar year.

      2. Loss-adjustment expenses (loss-adjustment expenses paid, plus reserves for loss adjustment expenses at the end of the year, less reserves for loss-adjustment expenses at the beginning of the year). Such expenses may be based on the Company ratio of loss expense to earned premium.

      3. Commissions paid or credited by Company to Agent, excluding Profit-Sharing Commissions paid under this Agreement.

      4. Company Underwriting expense, as determined from the consolidated Annual Statement of the Company, applied as a ratio of Underwriting expense to earned premium.

      5. Uncollected premiums developed by audit or under reporting form policies for which the Agent is not responsible under the Agency Agreement. If the premiums due are collected, such premiums less expense shall be credited to Agent.

      6. Profit and Surplus allowance, equal to five percent of Income.

   C. "Qualified Business" means all business placed with the Company through the Agent except "Excluded Business."

   D. "Annual Written Premium" means the total of all written premiums for the year on Qualified Business less return premiums.

   E. "Earned Premiums" shall be computed by the Company from its records on the business referred to in Section I.

   F.   "Agent Profit" means the excess of Income over Outgo.

   G.   "Agent Loss" means the excess of Outgo over Income.

   H.   "Percentage of Profit" means Agent Profit divided by
      Earned Premium.

   I. "Excluded Business" means business excluded from profit sharing by law, business administered by underwriting associations, syndicates or pools or assigned-risk plans, special reinsurance placed by or at the request of the Agent, health insurance, premiums produced through safety or commercial group methods, retrospective rating premium developed as additional premium through operation of the retrospective rating plan, and any other premium or line of business determined to be Excluded Business by mutual agreement between the agent and the Company. Business written by the Agent in the State of Michigan under what is presently referred to as the Essential Insurance Plan shall not constitute Excluded Business.

   J. "Annual Growth Rate" means the rate of growth or decline in Annual Written Premium compared to prior year Annual Written Premium. Annual Growth Rate is calculated by dividing current year Annual Written Premium by prior year Annual Written Premium. The excess over 100 (or deficit below 100) is the Annual Growth Rate percentage shown in the
      IV. D. Table.

      "Initial Profit-Sharing Figure" means the result from performing all calculations in Steps 1 through 4 of Section
      IV.D. Table.

      IV.  Profit-Sharing Commission:

      A. Following the close of the year, the Company shall compute Agent Profit or Loss for that year and report to the Agent. If there is an Agent Profit, the Profit-Sharing Commission is determined by applying (as a percentage) the Profit-Sharing Factor from the Table in Section D to the Agent Profit. The Profit-Sharing Factor is determined from three elements: (1) The Agent Annual Written Premium; (2) the Agent Annual Growth Rate; and (3) the Agent Percentage of Profit. The Profit-Sharing Factor is the percentage shown in the appropriate column of the Table corresponding to the Agent Percentage of Profit on the line corresponding to the Agent Annual Growth Rate as shown in the appropriate column for the Agent Annual Written Premium.

      If an Agent Loss existed in the prior year and (1) such Agent Loss is less than 50% for the Initial Profit-Sharing Figure, the prior year Agent Loss shall be subtracted from the Initial Profit-Sharing Figure and the resulting amount is the Profit-Sharing Commission, or (2) such Agent Loss is 50% or more of the Initial Profit-Sharing Figure, the Profit-Sharing Commission shall be 50% of the Initial Profit-Sharing Figure.

      B.  The Company agrees that the Profit-Sharing
      Commission Report shall be in writing and delivered to the Agent within ninety (90) days of the close of the year.

      C. Any Profit-Sharing Commission payment shall be made by the Company within ninety (90) days after the close of the year, provided the Agent has paid all premiums outstanding for the year. No charge or deduction for Profit-Sharing Commission shall be made or claimed by the Agent in his accounts.

      D.  Table.
      Steps in computing the Profit-Sharing Commissions are as follows:

      1.   Select column corresponding to Agent Annual Written
         Premium.
      2. Determine Agent Annual Growth Rate and locate in column corresponding to Agent Annual Written Premium.
      3. Determine Agent Percentage of Profit and select appropriate column in right-hand portion of Table.

         By going horizontally to the right from the Agent
         Annual Growth Rate (as located in Step 2) to the column containing the Agent Percentage of Profit (as located in Step 3), the intersecting figure is the Profit-Sharing
         Factor.

                                                          PROFIT-SHARING  TABLE
              (STEP 1)  IF ANNUAL WRITTEN PREMIUM IS:                                 (STEP 3)  THE PERCENTAGE OF PROFIT IS:

    OVER        $4,000,001   $2,000,001   $1,000,001     $500,001   $250,000--    5%or    5.1%to  10.1%to  15.1%to  20.1%to  25%or
 $6,000,000     $6,000,000   $4,000,000   $2,000,000   $1,000,000   $500,000      less     10%      15%      20%      25%     more

               (STEP 2) AND ANNUAL GROWTH RATE IS:                                  (STEP 4)  THE PROFIT-SHARING FACTOR IS: (1)<F1>

                                                                   -15.0  -8.1      5       7        9       11       13       17
                                                      -15.0  -8.1   -8.0     0      6       8       10       12       14       18
                                         -15.0  -8.1   -8.0   0       .1     4      7       9       11       13       15       19
                            -15.0 -12.1   -8.0   0       .1   4      4.1     8      8      10       12       14       16       20
               -15.0 -12.1  -12    -8.1     .1   4      4.1   8      8.1    12      9      11       13       15       17       21
-15.0  -12.1   -12    -8.1   -8.0  -4.1    4.1   8      8.1  12     12.1    16     10      12       14       16       18       22
-12     -8.1   -8.0   -4.1   -4.0   0      8.1  12     12.1  16     16.1    20     11      13       15       17       19       23
 -8.0   -4.1   -4.0    0       .1   2     12.1  16     16.1  20     20.1    24     12      14       16       18       20       24
 -4.0    0       .1    1      2.1   4     16.1  20     20.1  24     24.1    28     13      15       17       19       21       25
   .1    2      2.1    4      4.1   7     20.1  24     24.1  28     28.1    32     14      16       18       20       22       26
  2.1    4      4.1    6      7.1   10    24.1  28     28.1  32     32.1    36     15      17       19       21       23       27
  4.1    6      6.1    9     10.1   13    28.1  32     32.1  36     36.1    40     16      18       20       22       24       28
  6.1    8      9.1   12     13.1   16    32.1  36     36.1  40     40.1    44     17      19       21       23       25       29
  8.1    11    12.1   15     16.1   19    36.1  40     40.1  44     44.1    48     18      20       22       24       26       30
 11.1    14    15.1   18     19.1   22    40.1  44     44.1  48     48.1    52     19      21       23       25       27       31
 14.1    17    18.1   21     22.1   25     Over 44      Over 48       Over 52      20      22       24       26       28       32
 17.1    20    21.1   24     25.1   28                                             21      23       25       27       29       33
  Over 20       Over 24       Over 28                                              22      24       26       28       30       34

<F1>
(1) Profit-Sharing Factors shown apply to agents with positive Annual Growth Rate only. For profitable agents with negative Annual Growth Rate, Profit-Sharing Factors will be one-half of the published factor.

V.  Other Provisions.
   A. The Agreement supersedes all additional commission, bonus commission, growth opportunity bonus, contingent or profit-sharing agreements of any kind and any such previous agreements are terminated.
   B. The failure of the Company to enforce or apply at any time, any of the provisions of this Agreement, shall in no way be construed to be a waiver of such provisions, nor in any way to affect the right of the Company thereafter to enforce or apply each and every such provision.
   C. No Profit-Sharing Commission shall be payable for any calendar year in which the Agent's monthly account with the Company is delinquent in accordance with the Agency Agreement and the Agent is suspended as a result of such delinquency.
   D. The Agent and the Company recognize that the Company must record its transactions and activities in accordance with rules and regulations of insurance regulatory agencies. In addition, the parties recognize that their records may vary as regards the timing and accounting treatment of transaction entries. It is agreed that all definitions and computations under this Agreement shall reflect the records of the Company which are conclusively presumed to be correct. The Company will make a good faith effort to correct any errors in its records disclosed by computations under the Agreement, to the extent and in the manner permitted by insurance accounting regulations.

   E. This agreement may be terminated by either party following ninety (90) days prior written notice, or shall terminate automatically concurrent with the effective date of termination of the Agency Agreement or Agent's contract with the Company. Upon termination, only Profit-Sharing Commission accrued and unpaid at the end of the year prior to the year of termination shall be payable to Agent.

IN WITNESS WHEREOF, Agent and Company have executed this Agreement on ____________, 19 ___, to be effective ________________, 19_______, and thereafter until terminated as provided herein.
__________________________________________
herein referred to as "Agent"
by________________________________________
Title ______________________________________
   Meridian Mutual Insurance Company
   Meridian Security Insurance Company
   Meridian Mutual Insurance Company and
   Meridian Security Insurance Company Jointly
Herein referred to as "Company"

by _______________________________________

Title ______________________________________

                       MERIDIAN  INSURANCE
            NEW  AGENT'S INCENTIVE COMPENSATION PLAN

I. PURPOSE
   The purpose of this Plan is to provide the Agent who is newly appointed with the Company with incentive compensation in addition to the commissions otherwise paid by the Company. This incentive compensation is based on Annual Written Premium and growth in Annual Written Premium during the first four years of the Agent's appointment.

II.DEFINITIONS

   A. "Annual Written Premium" means the total of all written premiums for the applicable calendar year on Qualified Business less return premiums as computed on the Agency Production and Experience Report.

   B. "Excluded Business" means business excluded from incentive compensation by law, business administered by underwriting associations, syndicates, or pools or assigned-risk plans, special reinsurance placed by or at the request of the Agent, health insurance, premiums produced or placed through commercial group methods, retrospective rating premium through operation of the retrospective rating plan, and any other premium or line of business determined to be Excluded Business by mutual agreement between the Agent and the Company. Business written by the Agent in the State of Michigan under what is presently referred to as the Essential Insurance Plan shall not constitute Excluded Business.

C. "Qualified Business" means all business placed with the Company through the Agent except Excluded Business.

III. INCENTIVE COMPENSATION PAYMENT

A. Following the close of each calendar year, the Company will compute the Incentive Compensation Payment for the previous calendar year in accordance with the following schedule and report to the Agent.

B.   SCHEDULE

1. Calendar Year 1(Calendar year in which Agent is appointed), Five percent (5%) of the Annual Written Premium provided Annual
Written Premium averages $5,000 per month.

2.   Calendar Year 2Five percent (5%) of the Increase in Annual
Written Premium in Calendar Year 2 over Calendar Year 1, provided the increase equals $100,000 or more.

3.   Calendar Year 3Five percent (5%) of the increase in Annual
Written Premium in Calendar Year 3 over Calendar Year 2, provided the increase equals $75,000 or more.

4.   Calendar Year 4Five percent (5%) of the increase in Annual
Written Premium in Calendar Year 4 over Calendar Year 3 provided the increase equals $75,000 or more.

C.    The Incentive Compensation Payment payable under the above
Schedule is limited to a maximum of $25,000 for any one calendar year.

D. The Company agrees that the Incentive Compensation Report shall be in writing and delivered to the Agent within 90 days after the close of the calendar year.

E. Any Incentive Compensation payment shall be made within 90 days after the close of the calendar year, provided the Agent has paid all premiums outstanding for the year. No charge or deduction for Incentive Compensation shall be made or claimed by the Agent in his accounts.

IV.  OTHER PROVISIONS

A. The Agreement supersedes all additional commission, bonus commission, growth bonus, contingent or profit-sharing agreements of any kind and any such previous agreements are terminated.

B. The failure of the Company to enforce or apply at any time, any of the provisions of this Agreement, shall in no way be construed to be a waiver of such provisions, nor in any way to affect the right of the Company thereafter to enforce or apply each and every such provision.

C. No Incentive Compensation shall be payable for any calendar year in which the Agent's monthly account with the Company is delinquent in accordance with the Agency Agreement and the Agent is suspended as a result of such delinquency.

D. The Agent and the Company recognize that the Company must record its transactions and activities in accordance with rules and regulations of insurance regulatory agencies. In addition, the parties recognize that their records may vary as regards the timing and accounting treatment of transaction entries. It is agreed that all definition and computations under this Agreement shall reflect the records of the Company which are conclusively presumed to be correct. The Company will make a good faith effort to correct any errors in its records disclosed by computations under the Agreement, to the extent and in the manner permitted by insurance accounting regulations.

E. This Agreement may be terminated by either party following ninety (90) days' prior written notice, or shall terminate automatically concurrent with the effective date of termination of the Agency Agreement with the Company. Upon termination, only Incentive Compensation accrued and unpaid at the end of the calendar year prior to the year of termination shall be payable to the Agent. This Agreement shall automatically terminate on December 31 of the fourth year of appointment, unless otherwise terminated as provided in this paragraph, at which time the Agent becomes eligible for the Agency Profit-Sharing Agreement.

          IN WITNESS WHEREOF, Agent and Company have executed this Agreement on ___________________, 19_________, to be effective  ___________________, 19_________, and  thereafter until terminated as provided herein.
          THIS  AGREEMENT WILL TERMINATE  on ___________________,
     19_________.

                      Herein referred to as "Agent"

                      By:


                      Title

                           Meridian Mutual Insurance Company

                           Meridian Security Insurance Company

                           Meridian Mutual Insurance Company and
                           Meridian Security Insurance Company
                           Jointly

                      By:



                      Title





                             DRAFT

                       AMENDMENT NO.  7

The Personal Excess Liability Reinsurance Agreement of June 1, 1969, between EMPLOYERS REINSURANCE CORPORATION of Overland
Park, Kansas and MERIDIAN MUTUAL INSURANCE COMPANY, MERIDIAN SECURITY INSURANCE COMPANY, and VERNON FIRE AND CASUALTY INSURANCE COMPANY all of Indianapolis, Indiana, is hereby amended as follows:

I. As respects occurrences under policies in force and those becoming effective on or after January 1, 1997, the designation of the REINSURED under this agreement is hereby amended to include the following.

          CITIZENS SECURITY MUTUAL INSURANCE COMPANY
                              of
                      Red Wing, Minnesota

                CITIZENS FUND INSURANCE COMPANY
                              of
                      Red Wing, Minnesota

                   INSURANCE COMPANY OF OHIO
                              of
                        Mansfield, Ohio

II. As soon as practicable after January 1, 1997, the REINSURED shall pay to the CORPORATION an amount equal to 96% of the unearned premiums as of January 1, 1997 with respect to policies in force as of January 1, 1997 and written by CITIZENS SECURITY MUTUAL INSURANCE COMPANY, CITIZENS FUND INSURANCE COMPANY and INSURANCE COMPANY OF OHIO. Such amount shall be subject to the ceding commission to the REINSURED.

In all other respects not inconsistent herewith, said agreement shall remain unchanged.

IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed in duplicate.


  MERIDIAN MUTUAL INSURANCE         EMPLOYERS REINSURANCE
           COMPANY                       CORPORATION


______________________________  ______________________________
Title:                          Title:

______________________________  ______________________________
Title:                          Title:

 MERIDIAN SECURITY INSURANCE       VERNON FIRE AND CASUALTY
           COMPANY                    INSURANCE COMPANY


______________________________  ______________________________
Title:                          Title:

______________________________  ______________________________
Title:                          Title:



   CITIZENS SECURITY MUTUAL        CITIZENS FUND INSURANCE
      INSURANCE COMPANY                    COMPANY


______________________________  ______________________________
Title:                          Title:

______________________________  ______________________________
Title:                          Title:



  INSURANCE COMPANY OF OHIO


______________________________
Title:

______________________________
Title:





                       AMENDMENT NO.  5

The Multiple Layer Reinsurance Agreement of January 1, 1991, between EMPLOYERS REINSURANCE CORPORATION of Overland Park, Kansas and MERIDIAN MUTUAL INSURANCE COMPANY, MERIDIAN SECURITY INSURANCE COMPANY and VERNON FIRE AND CASUALTY INSURANCE COMPANY all of Indianapolis, Indiana, is hereby amended as follows:

I. As respects occurrences under policies in force and those becoming effective on or after January 1, 1997, the designation of the REINSURED under this agreement is hereby amended to include the following:

          CITIZENS SECURITY MUTUAL INSURANCE COMPANY
                              of
                      Red Wing, Minnesota

                CITIZENS FUND INSURANCE COMPANY
                              of
                      Red Wing, Minnesota

                   INSURANCE COMPANY OF OHIO
                              of
                        Mansfield, Ohio

II. As respects occurrences taking place on or after January 1, 1997 and net premium income entered on the books and records of the REINSURED on and after such date, the Reinsurance Schedule, Article III-B, as set out in Amendment No. 4 and as further amended by Amendment No. 4, is hereby deleted and the attached Article III-C is substituted therefor.

III. As soon as practicable after January 1, 1997, the REINSURED shall pay to the CORPORATION an amount equal to 2.90% of the unearned premium as of January 1, 1997 with respect to policies in force as of January 1, 1997 and written by CITIZENS SECURITY MUTUAL INSURANCE COMPANY, CITIZENS FUND INSURANCE COMPANY and INSURANCE COMPANY OF OHIO.

In all other respects not inconsistent herewith, said agreement shall remain unchanged.

IN WITNESS WHEREOF, the parties hereto have caused these presents to be executed in duplicate.


  MERIDIAN MUTUAL INSURANCE         EMPLOYERS REINSURANCE
           COMPANY                       CORPORATION


______________________________  ______________________________
Title:                          Title:

______________________________  ______________________________
Title:                          Title:



 MERIDIAN SECURITY INSURANCE       VERNON FIRE AND CASUALTY
           COMPANY                    INSURANCE COMPANY


______________________________  ______________________________
Title:                          Title:

______________________________  ______________________________
Title:                          Title:



   CITIZENS SECURITY MUTUAL        CITIZENS FUND INSURANCE
      INSURANCE COMPANY                    COMPANY


______________________________  ______________________________
Title:                          Title:

______________________________  ______________________________
Title:                          Title:



  INSURANCE COMPANY OF OHIO


______________________________
Title:

______________________________
Title:




                             DRAFT

                       AMENDMENT NO.  9

The  Commercial and Personal Umbrella Reinsurance Agreement  of
June  1,  1986,  between EMPLOYERS REINSURANCE  CORPORATION  of
Overland Park, Kansas and MERIDIAN MUTUAL INSURANCE COMPANY  of
Indianapolis, Indiana, is hereby amended as follows:

I. As respects occurrences under policies in force and those becoming effective on or after January 1, 1997, the designation of the REINSURED under this agreement is hereby amended to include the following.

          CITIZENS SECURITY MUTUAL INSURANCE COMPANY
                              of
                      Red Wing, Minnesota

                CITIZENS FUND INSURANCE COMPANY
                              of
                      Red Wing, Minnesota

                   INSURANCE COMPANY OF OHIO
                              of
                        Mansfield, Ohio

II.  As   soon  as  practicable  after  January  1,  1997,  the
     REINSURED shall pay to the CORPORATION a portion of the unearned premiums as of January 1, 1997 for policies in force as of January 1, 1997 and written by CITIZENS SECURITY MUTUAL INSURANCE COMPANY, CITIZENS FUND INSURANCE COMPANY and INSURANCE COMPANY OF OHIO equal to the portion of the risk that is ceded to the CORPORATION. Such amount shall be subject to the ceding commission to the REINSURED.

In all other respects not inconsistent herewith, said agreement shall remain unchanged.

IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed in duplicate.

  MERIDIAN MUTUAL INSURANCE         EMPLOYERS REINSURANCE
           COMPANY                       CORPORATION


______________________________  ______________________________
Title:                          Title:

______________________________  ______________________________
Title:                          Title:




   CITIZENS SECURITY MUTUAL        CITIZENS FUND INSURANCE
      INSURANCE COMPANY                    COMPANY


______________________________  ______________________________
Title:                          Title:

______________________________  ______________________________
Title:                          Title:



  INSURANCE COMPANY OF OHIO


______________________________
Title:

______________________________
Title:




                 BASKET REINSURANCE AGREEMENT


                     Entered into between


               EMPLOYERS REINSURANCE CORPORATION
                              of
                     Overland Park, Kansas
             (hereinafter called the CORPORATION)

                              and

               MERIDIAN MUTUAL INSURANCE COMPANY
          VERNON FIRE AND CASUALTY INSURANCE COMPANY
              MERIDIAN SECURITY INSURANCE COMPANY
                 all of Indianapolis, Indiana

          CITIZENS SECURITY MUTUAL INSURANCE COMPANY
                CITIZENS FUND INSURANCE COMPANY
                  both of Red Wing, Minnesota

                   INSURANCE COMPANY OF OHIO
                      of Mansfield, Ohio
        (hereinafter collectively called the REINSURED)


               EFFECTIVE DATE:   January 1, 1997


In consideration of the mutual covenants hereinafter contained, the parties hereto agree as follows:


                          ARTICLE  I

APPLICATION OF AGREEMENT. This agreement applies to loss sustained by the REINSURED and retained by the REINSURED under the Property Per Risk Excess of Loss Reinsurance Agreement dated January 1, 1992 and the Multiple Layer Reinsurance Agreement dated January 1, 1991, between the parties hereto (hereinafter, respectively, called the "Property Agreement" and the "Multiple Layer Agreement", and collectively called the "Collateral Reinsurance Agreements"), as respects occurrences common to the Collateral Reinsurance Agreements taking place on or after the effective date and prior to the termination date of this agreement.

The Insolvency Clause is attached hereto and made a part of this agreement.


                          ARTICLE  II

RETENTION AND REINSURANCE. As respects such loss sustained and retained by the REINSURED as a result of each common occurrence, the REINSURED shall retain as its own net retention under this agreement the first $250,000 of such loss and the CORPORATION hereby agrees to indemnify the REINSURED against 100% of loss excess thereof, subject to a reinsurance limit of $200,000 each occurrence; provided, however, that as respects each such common occurrence, only loss pertaining to a single property risk shall be covered hereunder and in the event such common occurrence results in loss to two or more property risks, the REINSURED shall elect the property risk to be covered hereunder.


                         ARTICLE  III

DEFINITIONS.   Unless specifically defined herein,  terms  used
herein shall have the definitions accorded them under the Collateral Reinsurance Agreements.


                          ARTICLE  IV

REINSURANCE PREMIUM. Reinsurance premium paid by the REINSURED under the Collateral Reinsurance Agreements shall be deemed to include reinsurance premium for the reinsurance afforded by this agreement.


                          ARTICLE  V

ALLOCATION OF LOSS. Recoveries hereunder shall be allocated to the Property Agreement and the Multiple Layer Agreement in the ratio that loss retained by the REINSURED under such agreements as respects each common occurrence constitute loss to which this agreement applies.


                          ARTICLE  VI

CLAIMS.    The  REINSURED  agrees  that  it  will  notify   the
CORPORATION of any occurrence which may give rise to a claim hereunder within a reasonable time after knowledge that such occurrence may result in a claim hereunder.



                         ARTICLE  VII

OFFSET. The REINSURED or the CORPORATION may offset any balance, whether on account of premiums, commissions, loss or claim expenses due from one party to the other under this agreement or under any other reinsurance agreement heretofore or hereafter entered into between the REINSURED and the CORPORATION, whether acting as assuming reinsurer or ceding company.


                         ARTICLE  VIII

TERMINATION. This agreement shall continue in effect until terminated by mutual consent, or by either party's giving to the other party not less than 90 days' notice by registered mail or express delivery service, prior to any calendar quarter stating the termination date.

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed in duplicate.


  MERIDIAN MUTUAL INSURANCE         EMPLOYERS REINSURANCE
           COMPANY                       CORPORATION


______________________________  ______________________________
Title:                          Title:

______________________________  ______________________________
Title:                          Title:


 MERIDIAN SECURITY INSURANCE       VERNON FIRE AND CASUALTY
           COMPANY                    INSURANCE COMPANY


______________________________  ______________________________
Title:                          Title:

______________________________  ______________________________
Title:                          Title:








   CITIZENS SECURITY MUTUAL        CITIZENS FUND INSURANCE
      INSURANCE COMPANY                    COMPANY


______________________________  ______________________________
Title:                          Title:

______________________________  ______________________________
Title:                          Title:



  INSURANCE COMPANY OF OHIO


______________________________
Title:

______________________________
Title:





                         Addendum No. 1

                             to the

               Interests and Liabilities Agreement

                               of

                   Dorinco Reinsurance Company
                        Midland, Michigan
    (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

             Underlying Aggregate Excess Catastrophe
                      Reinsurance Contract
                   Effective:  January 1, 1996

                            issued to

                      Meridian Mutual Group
                      Indianapolis, Indiana
           (hereinafter referred to as the "Company")

It Is Hereby Agreed, effective May 10, 1996, in lieu of the provisions of paragraph A of Article XI - Profit Sharing - of the
Contract, that the following shall apply to the Subscribing
Reinsurer's share in the attached Contract:

      "A. If this reinsurance Contract is renewed for calendar years 1997 and 1998, and the premiums paid for the Company's Second Underlying Aggregate Excess Catastrophe Reinsurance Contract effective May 10, 1996, this Contract, and such 1997 and 1998 Contracts exceed the claims incurred under said contracts, then the Company will be entitled to a `Return Premium.' The `Return Premium' shall be equal to the greater of zero or 25% of the `Profit Balance' under said contracts in the aggregate. The `Profit Balance' shall be equal to 80% of the total premiums, including reinstatement premiums paid (if any) during the terms of said contracts, less losses incurred under said contracts."

The provisions of this Contract shall remain otherwise unchanged.

In Witness Whereof, the parties hereto by their respective duly authorized representatives have executed this Addendum as of the dates undermentioned at:

Indianapolis, Indiana,this _______ day of ________________199___.

                ________________________________________________
                Meridian Mutual Group

Midland, Michigan,this _______ day of ____________________199___.

                _______________________________________________
                Dorinco Reinsurance Company

                         Addendum No. 1

                             to the

               Interests and Liabilities Agreement

                               of

          The Nissan Fire & Marine Insurance Co., Ltd.
                          Tokyo, Japan
    (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

             Underlying Aggregate Excess Catastrophe
                      Reinsurance Contract
                   Effective:  January 1, 1996

                            issued to

                      Meridian Mutual Group
                      Indianapolis, Indiana
           (hereinafter referred to as the "Company")


It Is Hereby Agreed, effective May 10, 1996, in lieu of the provisions of paragraph A of Article XI - Profit Sharing - of the
Contract, that the following shall apply to the Subscribing
Reinsurer's share in the attached Contract:

      "A. If this reinsurance Contract is renewed for calendar years 1997 and 1998, and the premiums paid for the Company's Second Underlying Aggregate Excess Catastrophe Reinsurance Contract effective May 10, 1996, this Contract, and such 1997 and 1998 Contracts exceed the claims incurred under said contracts, then the Company will be entitled to a `Return Premium.' The `Return Premium' shall be equal to the greater of zero or 25% of the `Profit Balance' under said contracts in the aggregate. The `Profit Balance' shall be equal to 80% of the total premiums, including reinstatement premiums paid (if any) during the terms of said contracts, less losses incurred under said contracts."

The provisions of this Contract shall remain otherwise unchanged.

In Witness Whereof, the parties hereto by their respective duly authorized representatives have executed this Addendum as of the dates undermentioned at:

Indianapolis, Indiana,this _______ day of _________________199___.

                _________________________________________________
                Meridian Mutual Group

Tokyo, Japan,this _______ day of _________________________ 199___.

                _________________________________________________
                The Nissan Fire & Marine Insurance Co., Ltd.

                         Addendum No. 1

                             to the

               Interests and Liabilities Agreement

                               of

                  Renaissance Reinsurance Ltd.
                        Hamilton, Bermuda
    (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

             Underlying Aggregate Excess Catastrophe
                      Reinsurance Contract
                   Effective:  January 1, 1996

                            issued to

                      Meridian Mutual Group
                      Indianapolis, Indiana
           (hereinafter referred to as the "Company")


It Is Hereby Agreed, effective May 10, 1996, in lieu of the provisions of paragraph A of Article XI - Profit Sharing - of the
Contract, that the following shall apply to the Subscribing
Reinsurer's share in the attached Contract:

      "A. If this reinsurance Contract is renewed for calendar years 1997 and 1998, and the premiums paid for the Company's Second Underlying Aggregate Excess Catastrophe Reinsurance Contract effective May 10, 1996, this Contract, and such 1997 and 1998 Contracts exceed the claims incurred under said contracts, then the Company will be entitled to a `Return Premium.' The `Return Premium' shall be equal to the greater of zero or 25% of the `Profit Balance' under said contracts in the aggregate. The `Profit Balance' shall be equal to 80% of the total premiums, including reinstatement premiums paid (if any) during the terms of said contracts, less losses incurred under said contracts."

The provisions of this Contract shall remain otherwise unchanged.

In Witness Whereof, the parties hereto by their respective duly authorized representatives have executed this Addendum as of the dates undermentioned at:

Indianapolis, Indiana,this _______ day of _________________199___.

                __________________________________________________
                Meridian Mutual Group

Hamilton, Bermuda,this _______ day of _____________________199___.

                __________________________________________________
                Renaissance Reinsurance Ltd.

                         Addendum No. 1

                             to the

               Interests and Liabilities Agreement

                               of

              Cie Transcontinentale de Reassurance
                          Paris, France
    (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

             Underlying Aggregate Excess Catastrophe
                      Reinsurance Contract
                   Effective:  January 1, 1996

                            issued to

                      Meridian Mutual Group
                      Indianapolis, Indiana
           (hereinafter referred to as the "Company")


It Is Hereby Agreed, effective May 10, 1996, in lieu of the provisions of paragraph A of Article XI - Profit Sharing - of the
Contract, that the following shall apply to the Subscribing
Reinsurer's share in the attached Contract:

      "A. If this reinsurance Contract is renewed for calendar years 1997 and 1998, and the premiums paid for the Company's Second Underlying Aggregate Excess Catastrophe Reinsurance Contract effective May 10, 1996, this Contract, and such 1997 and 1998 Contracts exceed the claims incurred under said contracts, then the Company will be entitled to a `Return Premium.' The `Return Premium' shall be equal to the greater of zero or 25% of the `Profit Balance' under said contracts in the aggregate. The `Profit Balance' shall be equal to 80% of the total premiums, including reinstatement premiums paid (if any) during the terms of said contracts, less losses incurred under said contracts."

The provisions of this Contract shall remain otherwise unchanged.

In Witness Whereof, the parties hereto by their respective duly authorized representatives have executed this Addendum as of the dates undermentioned at:

Indianapolis, Indiana,this _______ day of _________________199___.

                __________________________________________________
                Meridian Mutual Group

Paris, France,this _______ day of _________________________199___.

                __________________________________________________
                Cie Transcontinentale de Reassurance

                       Excess Catastrophe
                      Reinsurance Contract
                   Effective:  January 1, 1996

                            issued to
                             1, 1997

                            issued to

                      Meridian Mutual Group
                      Indianapolis, Indiana
  (hereinafter referred to collectively as the "Company"as the
                           "Company")

                               by

                               by

           The Subscribing Reinsurer(s) Executing the
             Interests and Liabilities Agreement(s)
                         Attached Hereto
          (hereinafter referred to as the "Reinsurer")
                          "Reinsurer")



Preamble

The "Meridian Mutual Group" for purposes of this Contract shall consist of Meridian Mutual Insurance Company, Indianapolis, Indiana, Meridian Security Insurance Company and, Indianapolis, Indiana, Vernon Fire and Casualty Insurance Company, Indianapolis, Indiana, Citizens Security Mutual Insurance Company, Red Wing, all of Indianapolis, Indiana. It is understood thatMinnesota, Citizens Fund Insurance Company,
Red Wing, Minnesota, and Insurance Company of Ohio, Mansfield, Ohio. The application of this Contract shall be to the parties comprising the Meridian Mutual Group as a group and not separately to each.




Article I - Classes of Business Reinsured

By this Contract the Reinsurer agrees to reinsure the excess liability which may accrue to the Company under its policies, contracts and binders of insurance or reinsurance (hereinafter called "policies") in force at the effective date hereof or issued or renewed on or after that date, and classified by the Company as Fire and Allied Lines, Homeowners (property perils only), Mobile Homeowners (property perils only), Farmowners (property perils only), Commercial Multiple Peril (property perils only), Businessowners (property perils only), Earthquake, Inland Marine and Automobile Physical Damage (comprehensive coverage only) business, subject to the terms, conditions and limitations set forth herein and in Schedule A attached to and forming part of this Contract.




Article II - Term

A. This Contract shall become effective on January 1, 1996 1997, with respect to losses arising out of loss occurrences commencing on or after that date, and shall remain in force until December 31, 1996, both days inclusive.

 1997, both days inclusive.



B. If this Contract expires while a loss occurrence covered hereunder is in progress, the Reinsurer''s liability hereunder shall, subject to the other terms and conditions of this Contract, be determined as if the entire loss occurrence had occurred prior to the expiration of this Contract, provided that no part of such loss occurrence is claimed against any renewal or replacement of this Contract.




Article III - Territory

The liability of the Reinsurer shall be limited to losses under policies covering property located within the territorial limits of the United States of America, its territories or possessions, Puerto Rico, the District of Columbia and Canada; but this limitation shall not apply to moveable property if the Company''s policies provide coverage when said moveable property is outside the aforesaid territorial limits.




Article IV - Exclusions

This Contract shall not apply to:



      1.   Reinsurance accepted by the Company other than:


          a. Facultative reinsurance on a share basis of risks accepted individually and not forming part of any agreement; or



          b. Local agency reinsurance on a share basis accepted in the normal course of business.



      2. Nuclear incident per the following clauses attached hereto:



          a.   "Nuclear Incident Exclusion Clause - Physical
          Damage Reinsurance - U.S.A." (NMA 1119);



          b.   "Nuclear Incident Exclusion Clause - Physical
          Damage Reinsurance - Canada" (NMA 1980);



          c.   "Nuclear Energy Risks Exclusion Clause
          (Reinsurance) (1994) (Worldwide Excluding U.S.A. &
          Canada)" (NMA 1975(a)).



      3. Pool, association, or syndicate business as excluded by the provisions of the "Pools, Associations and Syndicates Exclusion Clause" attached to and forming part of this Contract.



      4. Any liability of the Company arising from its participation or membership in any insolvency fund.



      5.   Credit, financial guarantee and insolvency business.



      6.   War risks as excluded in any standard policy.



      7. Policies written to apply in excess of underlying insurance or policies written with a deductible or franchise of more than $10,000; however, this exclusion shall not apply to policies which provide a percentage deductible or franchise in connection with earthquake or windstorm.



      8.   Insurance on growing crops.



      9. Insurance against flood, surface water, waves, tidal water or tidal wave, overflow of streams or other bodies of water or spray from any of the foregoing, all whether driven by wind or not, when written as such; however, this exclusion shall not apply as respects the foregoing perils included in Commercial Multiple Peril, Homeowners Multiple Peril, Farmowners Multiple Peril, Inland Marine, Businessowners, Mobile Homeowners, and Automobile Physical Damage policies, and in endorsements to Fire and Extended Coverage policies.



      10. Mortgage impairment insurance and similar kinds of insurance, howsoever styled, providing coverage to an insured with respect to its mortgagee interest in property or its owner interest in foreclosed property.



      11. Difference in conditions insurance and similar kinds of insurance, howsoever styled.



      12. Risks which have a total insurable value of more than $250,000,000.



      13. Any collection of fine arts with an insurable value of $5,000,000 or more.



      14.  Inland Marine business with respect to the following:


          a.   All bridges and tunnels;



          b. Cargo insurance when written as such with respect to ocean, lake, or inland waterways vessels;



          c. Commercial negative film insurance and cast insurance;



          d.   Drilling rigs, except water well drilling rigs;



          e.   Furriers' customers policies;



          f.   Garment contractors policies;



          g. Insurance on livestock under so-called "mortality policies," when written as such;



          h. Jewelers' block policies and furriers' block policies;



          i.   Mining equipment while underground;



          j.   Radio and television broadcasting towers;



          k. Registered mail insurance when the limit of any one addressee on any one day is more than $50,000;



          l. Watercraft other than watercraft insured under personal property floaters, yacht and/or outboard policies, homeowners, farmowners, or recreational vehicle policies.



      15. Automobile physical damage business with respect to the following:


          a.   Insurance against collision;



          b.   Insurance against theft or larceny;



          c.   Manufacturers' stocks at factories or warehouses.



      16. This Contract excludes loss and/or damage and/or costs and/or expenses arising from seepage and/or pollution and/or contamination, other than contamination from smoke. Nevertheless, this exclusion does not preclude payment of the cost of removing debris of property damaged by a loss otherwise covered hereunder, subject always to a limit of 25% of the Company's property loss under the applicable original policy.

      17. Losses in respect of overhead transmission and distribution lines and their supporting structures other than those on or within 150 meters (or 500 feet) of the insured premises.



           It is understood and agreed that public utilities extension and/or suppliers extension and/or contingent business interruption coverages are not subject to this exclusion provided that these are not part of a transmitters' or distributors' policy.



      18.  Extra Contractual Obligations and Loss In Excess of
      Policy Limits.





Article V - Retention and Limit

A. As respects each excess layer of reinsurance coverage provided by this Contract, the Company shall retain and be liable for the first amount of ultimate net loss, shown as "Company's Retention" for that excess layer in Schedule A attached hereto, arising out of each loss occurrence. The Reinsurer shall then be liable, as respects each excess layer, for 95.0% of the amount by which such ultimate net loss exceeds the Company's applicable retention, but the liability of the Reinsurer under each excess layer shall not exceed 95.0% of the amount, shown as "Reinsurer's Per Occurrence Limit" for that excess layer in Schedule A attached hereto, as respects any one loss occurrence.

B. As respects each excess layer of reinsurance coverage provided by this Contract, the Company shall retain, (net and unreinsured elsewhere, as respects the Fourth and Fifth Excess Layers), in addition to its initial retention for each loss occurrence, 5.0% of the excess ultimate net loss to which the excess layer applies. As respects the Second and Third Excess Layers of reinsurance coverage, the Company's initial retention and such additional retention shall be subject to the reinsurance set forth in paragraph B of Article VIII.

C. No Claim shall be made under any excess layer of reinsurance coverage provided by this Contract in any one loss occurrence unless at least two risks insured or reinsured by the Company are involved in such loss occurrence. For purposes of this Article, the Company shall be the sole judge of what constitutes one risk.


Article VI - Reinstatement

A. In the event all or any portion of the reinsurance under any excess layer of reinsurance coverage provided by this Contract is exhausted by loss, the amount so exhausted shall be reinstated immediately from the time the loss occurrence commences hereon. For each amount so reinstated the Company agrees to pay additional premium calculated as follows:

equal to the product of the following:

      1. The percentage of the occurrence limit for the excess layer reinstated (based on the loss paid by the Reinsurer under that excess layer); times



      2. The earned reinsurance premium for the excess layer reinstated for the term of this Contract (exclusive of reinstatement premium).



B. Whenever the Company requests payment by the Reinsurer of any loss under any excess layer hereunder, the Company shall submit a statement to the Reinsurer of reinstatement premium due the Reinsurer for that excess layer. If the earned reinsurance premium for any excess layer for the term of this Contract has not been finally determined as of the date of any such statement, the calculation of reinstatement premium due for that excess layer shall be based on the annual deposit premium for that excess layer and shall be readjusted when the earned reinsurance premium for that excess layer for the term of this Contract has been finally determined. Any reinstatement premium shown to be due the Reinsurer for any excess layer as reflected by any such statement (less prior payments, if any, for that excess layer) shall be payable by the Company concurrently with payment by the Reinsurer of the requested loss for that excess layer. Any return reinstatement premium shown to be due the Company shall be remitted by the Reinsurer as promptly as possible after receipt and verification of the Company''s statement.



C. Notwithstanding anything stated herein, the liability of the Reinsurer under any excess layer of reinsurance coverage provided by this Contract shall not exceed either of the following:



      1.   95.0% of an amount, shown as "Reinsurer's Per
      Occurrence Limit" for that excess layer in Schedule 95.0% of the amount, shown as "Reinsurer's Per Occurrence Limit" for that excess layer in Schedule A attached hereto, as respects loss or losses arising out of any one loss occurrence; or



      2. 95.0% of an amount, shown as "Reinsurer's Annual Limit" for that excess layer in Schedule 95.0% of the amount, shown as "Reinsurer's Annual Limit" for that excess layer in Schedule A attached hereto, in all during the term of this Contract.




Article VII - Definitions

"Ultimate net loss"A. "Ultimate net loss" as used herein is defined as the sum or sums (including interest on judgments, litigation expenseextra contractual obligations, litigation expenses, interest on judgments and all other loss adjustment expenses, except office expenses and salaries of the Company''s regular employees) paid or payable by the Company in settlement of claims and in satisfaction of judgments rendered on account of such claims, after deduction of all salvage, all recoveries and all claims on inuring insurance or reinsurance, whether collectible or not. Nothing herein shall be construed to mean that losses under this Contract are not recoverable until the Company''s ultimate net loss has been ascertained.


B. "Extra contractual obligations" as used herein shall mean 80% of any punitive, exemplary, compensatory or consequential damages paid or payable by the Company as a result of an action against it by its insured or its insured's assignee, which action alleges negligence or bad faith on the part of the Company in handling a claim under a policy subject to this Contract. However, for the purposes of this Contract, extra contractual obligations arising out of any one loss occurrence shall not exceed 25% of the contractual loss under all policies involved in the loss occurrence. An extra contractual obligation shall be deemed to have occurred on the same date as the loss covered or alleged to be covered under the policy. Notwithstanding anything stated herein, this Contract shall not apply to any extra contractual obligation incurred by the Company as a result of any fraudulent and/or criminal act by any officer or director of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.


Article VIII - Other Reinsurance

A. The Company shall maintain in force excess per risk reinsurance reinsurance, recoveries under which shall inure to the benefit of this Contract.


B. The Company shall be permitted to carry underlying excess catastrophe reinsurance, recoveries under which shall inure solely to the benefit of the Company and be entirely disregarded in applying all of the provisions of this Contract.




Article IX - Loss Occurrence (NMA 2244/BRMA 27A)

A. The term "loss occurrence""loss occurrence" shall mean the sum of all individual losses directly occasioned by any one disaster, accident or loss or series of disasters, accidents or losses arising out of one event which occurs within the area of one state of the United States or province of Canada and states or provinces contiguous thereto and to one another. However, the duration and extent of any one "loss occurrence""loss occurrence" shall be limited to all individual losses sustained by the Company occurring during any period of 168 consecutive consecutive hours arising out of and directly occasioned by the same event, except that the term "loss occurrence""loss occurrence" shall be further defined as follows:



      1. As regards windstorm, hail, tornado, hurricane, cyclone, including ensuing collapse and water damage, all individual losses sustained by the Company occurring during any period of 72 consecutive consecutive hours arising out of and directly occasioned by the same event. However, the event need not be limited to one state or province or states or provinces contiguous thereto.



      2. As regards riot, riot attending a strike, civil commotion, vandalism and malicious mischief, all individual losses sustained by the Company occurring during any period of 72 consecutive consecutive hours within the area of one municipality or county and the municipalities or counties contiguous thereto arising out of and directly occasioned by the same event. The maximum duration of 72 consecutive consecutive hours may be extended in respect of individual losses which occur beyond such 72 consecutive consecutive hours during the continued occupation of an assured''s premises by strikers, provided such occupation commenced during the aforesaid period.



      3. As regards earthquake (the epicentre of which need not necessarily be within the territorial confines referred to in paragraph A of this Article) and fire following directly occasioned by the earthquake, only those individual fire losses which commence during the period of 168 consecutive consecutive hours may be included in the Company's "loss occurrence."

      4. As regards "freeze,""freeze," only individual losses directly occasioned by collapse, breakage of glass and water damage (caused by bursting frozen pipes and tanks) may be included in the Company's "loss occurrence."

B. Except for those "loss occurrences""loss occurrences" referred to in subparagraphs 1 and 2 of paragraph A above, the Company may choose the date and time when any such period of consecutive hours commences, provided that it is not earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Company arising out of that disaster, accident or loss, and provided that only one such period of 168 consecutive consecutive hours shall apply with respect to one event.


C. However, as respects those "loss occurrences""loss occurrences" referred to in subparagraphs 1 and 2 of paragraph A above, if the disaster, accident or loss occasioned by the event is of greater duration than 72 consecutive consecutive hours, then the Company may divide that disaster, accident or loss into two or more "loss occurrences,""loss occurrences," provided that no two periods overlap and no individual loss is included in more than one such period, and provided that no period commences earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Company arising out of that disaster, accident or loss.


D. No individual losses occasioned by an event that would be covered by 72 hours clauses may be included in any "loss occurrence""loss occurrence" claimed under the 168 hours provision.




Article X - Loss Notices and Settlements

A. Whenever losses sustained by the Company appear likely to result in a claim hereunder, the Company shall notify the Reinsurer, and the Reinsurer shall have the right to participate in the adjustment of such losses at its own expense.


B. All loss settlements made by the Company, provided they are within the terms of the original policies (or within the terms of extra contractual obligations coverage, if any, provided under this Contract) and within the terms of this Contract, shall be binding upon the Reinsurer. The Reinsurer agrees to pay all amounts for which it may be liable upon receipt of reasonable evidence of the amount paid (or scheduled to be paid) by the Company. The Company shall be the sole judge of what is covered by an original policy.




Article XI - Salvage and Subrogation

The Reinsurer shall be credited with salvage (i.e., reimbursement obtained or recovery made by the Company, less the actual cost, excluding salaries of officials and employees of the Company and sums paid to attorneys as retainer, of obtaining such reimbursement or making such recovery) on account of claims and settlements involving reinsurance hereunder. Salvage thereon shall always be used to reimburse the excess carriers in the reverse order of their priority according to their participation before being used in any way to reimburse the Company for its primary loss. The Company hereby agrees to enforce its rights to salvage or subrogation relating to any loss, a part of which loss was sustained by the Reinsurer, and to prosecute all claims arising out of such rights.




Article XII - Premium

A. As premium for each excess layer of reinsurance coverage provided by this Contract, the Company shall pay the Reinsurer the greater of the following:



      1. The amount, shown as "Annual Minimum Premium" for that excess layer in Schedule A attached hereto; or

      1. The amount, shown as "Annual Minimum Premium" for that excess layer in Schedule A attached hereto; or

      2. The percentage, shown as "Premium Rate" for that excess layer in Schedule A attached hereto, of the Company'"Premium Rate" for that excess layer in Schedule A attached hereto, of the Company's net earned premium for the term of this Contract.



B. The Company shall pay the Reinsurer an annualn annual deposit premium for each excess layer of an amount, shown as "Annual Deposit Premium"an amount, shown as "Annual Deposit Premium" for that excess layer in Schedule A attached hereto, in four equal installments of an amount, shown as "Quarterly Deposit Premium" for that excess layer in Schedule A attached heretoan amount, shown as "Quarterly Deposit Premium" for that excess layer in Schedule A attached hereto, on January 1, April 1, on January 1, April 1, July 1 and October 1 of 1997.

C. Within 60 days after the expiration of this Contract, the Company shall provide a report to the Reinsurer setting forth the premium due hereunder for each excess layer, computed in accordance with paragraph A, and any additional premium due the Reinsurer or return premium due the Company for each such excess layer shall be remitted promptly.


D. "Net earned premium" as used herein is defined as gross earned premium of the Company for the classes of business reinsured hereunder, less the earned portion of premiums ceded by the Company for reinsurance which inures to the benefit of this Contract. For purposes of calculating net earned premium, 90% of the total basic policy premium as respects Homeowners, Mobile Homeowners and Farmowners business, 70% of the total basic policy premium as respects Businessowners and Commercial Multiple Peril business and 100% of the Comprehensive portion of the premium for Automobile Physical Damage business shall be considered subject premium.



Article XIII - Offset (BRMA 36C)

The Company and the Reinsurer shall have the right to offset any balance or amounts due from one party to the other under the terms of this Contract. The party asserting the right of offset may exercise such right any time whether the balances due are on account of premiums or losses or otherwise.




Article XIV - Access to Records (BRMA 1D)

The Reinsurer or its designated representatives shall have access at any reasonable time to all records of the Company which pertain in any way to this reinsurance.




Article XV - Net Retained Lines (BRMA 32E)

A. This Contract applies only to that portion of any policy which the Company retains net for its own account (prior to deduction of any underlying reinsurance specifically permitted in this Contract), and in calculating the amount of any loss hereunder and also in computing the amount or amounts in excess of which this Contract attaches, only loss or losses in respect of that portion of any policy which the Company retains net for its own account shall be included.


B. The amount of the Reinsurer''s liability hereunder in respect of any loss or losses shall not be increased by reason of the inability of the Company to collect from any other reinsurer(s), whether specific or general, any amounts which may have become due from such reinsurer(s), whether such inability arises from the insolvency of such other reinsurer(s) or otherwise.




Article XVI - Errors and Omissions (BRMA 14F)

Inadvertent delays, errors or omissions made in connection with this Contract or any transaction hereunder shall not relieve either party from any liability which would have attached had such delay, error or omission not occurred, provided always that such error or omission is rectified as soon as possible after discovery.




Article XVII - Currency (BRMA 12A)

A. Whenever the word "Dollars" or the "$""Dollars" or the "$" sign appears in this Contract, they shall be construed to mean
   United States Dollars and all transactions under this Contract shall be in United States Dollars.


B. Amounts paid or received by the Company in any other currency shall be converted to United States Dollars at the rate of exchange at the date such transaction is entered on the books of the Company.




Article XVIII - Taxes (BRMA 50C)

In consideration of the terms under which this Contract is issued, the Company will not claim a deduction in respect of the premium hereon when making tax returns, other than income or profits tax returns, to any state or territory of the United States of America, the District of Columbia or Canada.




Article XIX - Federal Excise Tax (BRMA 17A)

(Applicable to those reinsurers, excepting Underwriters at Lloyd''s London and other reinsurers exempt from Federal Excise
Tax, who are domiciled outside the United States of America.)



A. The Reinsurer has agreed to allow for the purpose of paying the Federal Excise Tax the applicable percentage of the premium payable hereon (as imposed under Section 4371 of the Internal Revenue Code) to the extent such premium is subject to the Federal Excise Tax.



B. In the event of any return of premium becoming due hereunder the Reinsurer will deduct the applicable percentage from the return premium payable hereon and the Company or its agent should take steps to recover the tax from the United States Government.




Article XX - Unauthorized Reinsurers

A. If the Reinsurer is unauthorized in any state of the United States of America or the District of Columbia, the Reinsurer agrees to fund its share of the Company''s ceded United States outstanding loss and loss adjustment expense reserves by:



      1. Clean, irrevocable and unconditional letters of credit issued and confirmed, if confirmation is required by the insurance regulatory authorities involved, by a bank or banks meeting the NAIC Securities Valuation Office credit standards for issuers of letters of credit and acceptable to said insurance regulatory authorities; and/or



      2.   Escrow accounts for the benefit of the Company;
      and/or



      3.   Cash advances; 3.   Cash advances;

   if, without such funding, a penalty would accrue to the Company on any financial statement it is required to file with the insurance regulatory authorities involved. The Reinsurer, at its sole option, may fund in other than cash if its method and form of funding are acceptable to the insurance regulatory authorities involved.


B. If the Reinsurer is unauthorized in any province or
   jurisdiction of Canada, the Reinsurer agrees to fund 115% of its share of the Company''s ceded Canadian outstanding loss and loss adjustment expense reserves by:



      1. A clean, irrevocable and unconditional letter of credit issued and confirmed, if confirmation is required by the insurance regulatory authorities involved, by a Canadian bank or banks meeting the NAIC Securities Valuation Office credit standards for issuers of letters of credit and acceptable to said insurance regulatory authorities, for no more than 15/115ths of the total funding required; and/or



      2. Cash advances for the remaining balance of the funding required;



   if, without such funding, a penalty would accrue to the Company on any financial statement it is required to file with the insurance regulatory authorities involved.


C. With regard to funding in whole or in part by letters of credit, it is agreed that each letter of credit will be in a form acceptable to insurance regulatory authorities involved, will be issued for a term of at least one year and will include an "evergreen clause,""evergreen clause," which automatically extends the term for at least one additional year at each expiration date unless written notice of non- -renewal is given to the Company not less than 30 days prior to said expiration date. The Company and the Reinsurer further agree, notwithstanding anything to the contrary in this Contract, that said letters of credit may be drawn upon by the Company or its successors in interest at any time, without diminution because of the insolvency of the Company or the Reinsurer, but only for one or more of the following purposes:



      1. To reimburse itself for the Reinsurer''s share of losses and/or loss adjustment expensess paid under the terms of policies reinsured hereunder, unless paid in cash by the Reinsurer;



      2. To reimburse itself for the Reinsurer''s share of any other amounts claimed to be due hereunder, unless paid in cash by the Reinsurer;



      3. To fund a cash account in an amount equal to the Reinsurer''s share of any ceded outstanding loss and loss adjustment expense reserves funded by means of a letter of credit which is under non--renewal notice, if said letter of credit has not been renewed or replaced by the Reinsurer 10 days prior to its expiration date;



      4. To refund to the Reinsurer any sum in excess of the actual amount required to fund the Reinsurer''s share of the Company''s ceded outstanding loss and loss adjustment expense reserves, if so requested by the Reinsurer.



   In the event the amount drawn by the Company on any letter of credit is in excess of the actual amount required for C(1) or C(3), or in the case of C(2), the actual amount determined to be due, the Company shall promptly return to the Reinsurer the excess amount so drawn.




Article XXI - Insolvency

A. In the event of the insolvency of one or more of the reinsured companies, this reinsurance shall be payable directly to the company or to its liquidator, receiver, conservator or statutory successor immediately upon demand, with reasonable provision for verification, on the basis of the liability of the company without diminution because of the insolvency of the company or because the liquidator, receiver, conservator or statutory successor of the company has failed to pay all or a portion of any claim. It is agreed, however, that the liquidator, receiver, conservator or statutory successor of the company shall give written notice to the Reinsurer of the pendency of a claim against the company indicating the policy or bond reinsured which claim would involve a possible liability on the part of the Reinsurer within a reasonable time after such claim is filed in the conservation or liquidation proceeding or in the receivership, and that during the pendency of such claim, the Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses that it may deem available to the company or its liquidator, receiver, conservator or statutory successor. The expense thus incurred by the Reinsurer shall be chargeable, subject to the approval of the Court, against the company as part of the expense of conservation or liquidation to the extent of a pro rata share of the benefit which may accrue to the company solely as a result of the defense undertaken by the Reinsurer.


B. Where two or more reinsurers are involved in the same claim and a majority in interest elect to interpose defense to such claim, the expense shall be apportioned in accordance with the terms of this Contract as though such expense had been incurred by the company.


C. It is further understood and agreed that, in the event of the insolvency of one or more of the reinsured companies, the reinsurance under this Contract shall be payable directly by the Reinsurer to the company or to its liquidator, receiver or statutory successor, except as provided by Section 4118(a)
    4118(a) of the New York Insurance Law or except (a) 1) where this Contract specifically provides another payee of such reinsurance in the event of the insolvency of the company or
   (b) 2) where the Reinsurer with the consent of the direct insured or insureds has assumed such policy obligations of the company as direct obligations of the Reinsurer to the payees under such policies and in substitution for the obligations of the company to such payees.




Article XXII - Arbitration (BRMA 6J)

A. As a condition precedent to any right of action hereunder, in the event of any dispute or difference of opinion hereafter arising with respect to this Contract, it is hereby mutually agreed that such dispute or difference of opinion shall be submitted to arbitration. One Arbiter shall be chosen by the Company, the other by the Reinsurer, and an Umpire shall be chosen by the two Arbiters before they enter upon arbitration, all of whom shall be active or retired disinterested executive officers of insurance or reinsurance companies or Lloyd''s London Underwriters. In the event that either party should fail to choose an Arbiter within 30 days days following a written request by the other party to do so, the requesting party may choose two Arbiters who shall in turn choose an Umpire before entering upon arbitration. If the two Arbiters fail to agree upon the selection of an Umpire within 30 days following their appointment, each Arbiter shall nominate three candidates within 10 days thereafter, two of whom the other shall decline, and the decision shall be made by drawing lots.


B. Each party shall present its case to the Arbiters within 30 days following the date of appointment of the Umpire. The
   Arbiters shall consider this Contract as an honorable engagement rather than merely as a legal obligation and they are relieved of all judicial formalities and may abstain from following the strict rules of law. The decision of the Arbiters shall be final and binding on both parties; but failing to agree, they shall call in the Umpire and the decision of the majority shall be final and binding upon both parties. Judgment upon the final decision of the Arbiters may be entered in any court of competent jurisdiction.


C. If more than one reinsurer is involved in the same dispute, all such reinsurers shall constitute and act as one party for purposes of this Article and communications shall be made by the Company to each of the reinsurers constituting one party, provided, however, that nothing herein shall impair the rights of such reinsurers to assert several, rather than joint, defenses or claims, nor be construed as changing the liability of the reinsurers participating under the terms of this Contract from several to joint.


D. Each party shall bear the expense of its own Arbiter, and shall jointly and equally bear with the other the expense of the Umpire and of the arbitration. In the event that the two Arbiters are chosen by one party, as above provided, the expense of the Arbiters, the Umpire and the arbitration shall be equally divided between the two parties.


E. Any arbitration proceedings shall take place at a location mutually agreed upon by the parties to this Contract, but notwithstanding the location of the arbitration, all proceedings pursuant hereto shall be governed by the law of the state in which the Company has its principal office.




Article XXIII - Service of Suit (BRMA 49C)

(Applicable if the Reinsurer is not domiciled in the United
States of America, and/or is not authorized in any State, Territory or District of the United States where authorization is required by insurance regulatory authorities)

A. It is agreed that in the event the Reinsurer fails to pay any amount claimed to be due hereunder, the Reinsurer, at the request of the Company, will submit to the jurisdiction of any court of competent jurisdiction within the United States. Nothing in this Article constitutes or should be understood to constitute a waiver of the Reinsurer''s rights to commence an action in any court of competent jurisdiction in the United States, to remove an action to a United States District Court, or to seek a transfer of a case to another court as permitted by the laws of the United States or of any state in the United States.


B. Further, pursuant to any statute of any state, territory or district of the United States which makes provision therefor, the Reinsurer hereby designates the party named in its Interests and Liabilities Agreement, or if no party is named therein, the Superintendent, Commissioner or Director of Insurance or other officer specified for that purpose in the statute, or his successor or successors in office, as its true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Company or any beneficiary hereunder arising out of this Contract.




Article XXIV - Agency Agreement

Meridian Mutual Insurance Company shall be deemed the agent of the other reinsured companies for purposes of sending or receiving notices required by the terms and conditions of this Contract, and for purposes of remitting or receiving any monies due any party.


Article XXV - Intermediary (BRMA 23A)

E. W. Blanch W. Blanch Co. is hereby recognized as the Intermediary negotiating this Contract for all business hereunder. All communications (including but not limited to notices, statements, premium, return premium, commissions, taxes, losses, loss adjustment expense, salvages and loss settlements) relating thereto shall be transmitted to the Company or the Reinsurer through E. W. Blanch Co., Reinsurance Services, 3500 West 80th Street, Minneapolis, Minnesota 55431. Payments by the Company to the Intermediary shall be deemed to constitute payment to the Reinsurer. Payments by the Reinsurer to the Intermediary shall be deemed to constitute payment to the Company only to the extent that such payments are actually received by the Company.


In Witness Whereof, the Company by its duly authorized representative has executed this Contract as of the date undermentioned at:

Indianapolis, Indiana,this _______ day of _________________199___.

                __________________________________________________
                Meridian Mutual Group


                           Schedule A

                       Excess Catastrophe
                      Reinsurance Contract
                   Effective:  January 1, 1997

                            issued to

                      Meridian Mutual Group
                      Indianapolis, Indiana



                          Second         Third        Fourth        Fifth
                          Excess        Excess        Excess       Excess

Company's Retention    $  6,000,000  $ 10,000,000  $ 18,000,000  $ 30,000,000

Reinsurer's Per        $  4,000,000  $  8,000,000  $ 12,000,000  $ 35,000,000
Occurrence Limit
(95.0% of)

Reinsurer's Annual     $  8,000,000  $ 16,000,000  $ 24,000,000  $ 70,000,000
Limit (95.0% of)

Annual Minimum
Premium                $    638,400  $    434,720  $    433,200  $    771,400

Premium Rate                 0.819%        0.558%        0.556%        0.989%

Annual Deposit
Premium                $    798,000  $    543,400  $    541,500  $    964,250

Quarterly Deposit      $    199,500  $    138,850  $    135,375  $    241,062
Premium



The figures listed above for each excess layer shall apply to each Subscribing Reinsurer in the percentage share for that excess layer as expressed in its Interests and Liabilities
Agreement attached hereto.
                        Table of Contents

Article                                                      Page

          Preamble                                           210
     I    Classes of Business Reinsured                      210
    II    Term                                               210
   III    Territory                                          211
    IV    Exclusions                                         211
     V    Retention and Limit                                213
    VI    Reinstatement                                      214
   VII    Definitions                                        215
  VIII    Other Reinsurance                                  215
    IX    Loss Occurrence (NMA 2244/BRMA 27A)                216
     X    Loss Notices and Settlements                       217
    XI    Salvage and Subrogation                            217
   XII    Premium                                            217
  XIII    Offset (BRMA 36C)                                  218
   XIV    Access to Records (BRMA 1D)                        218
    XV    Net Retained Lines (BRMA 32E)                      218
   XVI    Errors and Omissions (BRMA 14F)                    219
  XVII    Currency (BRMA 12A)                                219
 XVIII    Taxes (BRMA 50C)                                   219
   XIX    Federal Excise Tax (BRMA 17A)                      219
    XX    Unauthorized Reinsurers                            219
   XXI    Insolvency                                         221
  XXII    Arbitration (BRMA 6J)                              222
 XXIII    Service of Suit (BRMA 49C)                         222
  XXIV    Agency Agreement                                   223
   XXV    Intermediary (BRMA 23A)                            223
          Schedule A


             Underlying Aggregate Excess Catastrophe
                      Reinsurance Contract
                   Effective:  January 1, 1997

                            issued to

                      Meridian Mutual Group
                      Indianapolis, Indiana
           (hereinafter referred to as the "Company")

                               by

           The Subscribing Reinsurer(s) Executing the
             Interests and Liabilities Agreement(s)
                         Attached Hereto
          (hereinafter referred to as the "Reinsurer")
                          "Reinsurer")



Preamble

The "Meridian Mutual Group" for purposes of this Contract shall consist of Meridian Mutual Insurance Company, Indianapolis, Indiana, Meridian Security Insurance Company, Indianapolis, Indiana, Vernon Fire and Casualty Insurance Company, Indianapolis, Indiana, Citizens Security Mutual Insurance Company, Red Wing, Minnesota, Citizens Fund Insurance Company, Red Wing, Minnesota, and Insurance Company of Ohio, Mansfield, Ohio. The application of this Contract shall be to the parties comprising the Meridian Mutual Group as a group and not separately to each.


Article I - Classes of Business Reinsured

By this Contract the Reinsurer agrees to reinsure the excess liability which may accrue to the Company under its policies, contracts and binders of insurance or reinsurance (hereinafter called "policies") in force at the effective date hereof or issued or renewed on or after that date, and classified by the Company as Fire and Allied Lines, Homeowners (property perils only), Mobile Homeowners (property perils only), Farmowners (property perils only), Commercial Multiple Peril (property perils only), Businessowners (property perils only), Earthquake, Inland Marine and Automobile Physical Damage (comprehensive coverage only) business, subject to the terms, conditions and limitations hereinafter set forth.


Article II - Term

A. This Contract shall become effective on January 1, 1997, with respect to losses arising out of loss occurrences commencing on or after that date, and shall remain in force until December 31, 1997, both days inclusive.

B. If this Contract expires while a loss occurrence covered hereunder is in progress, the Reinsurer's liability hereunder shall, subject to the other terms and conditions of this Contract, be determined as if the entire loss occurrence had occurred prior to the expiration of this Contract, provided that no part of such loss occurrence is claimed against any renewal or replacement of this Contract.


Article III - Territory

The liability of the Reinsurer shall be limited to losses under policies covering property located within the territorial limits of the United States of America, its territories or possessions, Puerto Rico, the District of Columbia and Canada; but this limitation shall not apply to moveable property if the Company's policies provide coverage when said moveable property is outside the aforesaid territorial limits.


Article IV - Exclusions

This Contract shall not apply to:

      1.   Reinsurance accepted by the Company other than:

          a. Facultative reinsurance on a share basis of risks accepted individually and not forming part of any agreement; or

          b. Local agency reinsurance on a share basis accepted in the normal course of business.

      2.   Nuclear incident per the following clauses attached hereto:

          a.   "Nuclear Incident Exclusion Clause - Physical
          Damage Reinsurance - U.S.A." (NMA 1119);

          b.   "Nuclear Incident Exclusion Clause - Physical
          Damage Reinsurance - Canada" (NMA 1980);

          c.   "Nuclear Energy Risks Exclusion Clause
          (Reinsurance) (1994) Worldwide Excluding U.S.A. &
          Canada" (NMA 1975(a)).

      3. Pool, association, or syndicate business as excluded by the provisions of the "Pools, Associations and Syndicates Exclusion Clause" attached to and forming part of this Contract.

      4. Any liability of the Company arising from its participation or membership in any insolvency fund.

      5.   Credit, financial guarantee and insolvency business.

      6.   War risks as excluded in any standard policy.

      7. Policies written to apply in excess of underlying insurance or policies written with a deductible or franchise of more than $10,000; however, this exclusion shall not apply to policies which provide a percentage deductible or franchise in connection with earthquake or windstorm.

      8.   Insurance on growing crops.

      9. Insurance against flood, surface water, waves, tidal water or tidal wave, overflow of streams or other bodies of water or spray from any of the foregoing, all whether driven by wind or not, when written as such; however, this exclusion shall not apply as respects the foregoing perils included in Commercial Multiple Peril, Homeowners Multiple Peril, Farmowners Multiple Peril, Inland Marine, Boatowners, Mobile Homeowners, and Automobile Physical Damage policies, and in endorsements to Fire and Extended Coverage policies.

      10. Mortgage impairment insurance and similar kinds of insurance, howsoever styled, providing coverage to an insured with respect to its mortgagee interest in property or its owner interest in foreclosed property.

      11. Difference in conditions insurance and similar kinds of insurance, howsoever styled.

      12. Risks which have a total insurable value of more than $250,000,000.

      13. Any collection of fine arts with an insurable value of $5,000,000 or more.

      14.  Inland Marine business with respect to the following:

          a.   All bridges and tunnels;

          b. Cargo insurance when written as such with respect to ocean, lake, or inland waterways vessels;

          c. Commercial negative film insurance and cast insurance;

          d.   Drilling rigs, except water well drilling rigs;

          e.   Furriers' customers policies;

          f.   Garment contractors policies;

          g. Insurance on livestock under so-called "mortality policies," when written as such;

          h. Jewelers' block policies and furriers' block policies;

          i.   Mining equipment while underground;

          j.   Radio and television broadcasting towers;

          k. Registered mail insurance when the limit of any one addressee on any one day is more than $50,000;

          l. Watercraft other than watercraft insured under personal property floaters, yacht and/or outboard policies, homeowners, farmowners, or recreational vehicle policies.

      15. Automobile physical damage business with respect to the following:

          a.   Insurance against collision;

          b.   Insurance against theft or larceny;

          c.   Manufacturers' stocks at factories or warehouses.

      16. This Contract excludes loss and/or damage and/or costs and/or expenses arising from seepage and/or pollution and/or contamination, other than contamination from smoke. Nevertheless, this exclusion does not preclude payment of the cost of removing debris of property damaged by a loss otherwise covered hereunder, subject always to a limit of 25% of the Company's property loss under the applicable original policy.

      17. Losses in respect of overhead transmission and distribution lines and their supporting structures other than those on or within 150 meters (or 500 feet) of the insured premises.

           It is understood and agreed that public utilities extension and/or suppliers extension and/or contingent business interruption coverages are not subject to this exclusion provided that these are not part of a transmitters' or distributors' policy.

   18.Extra Contractual Obligations and Loss in Excess of Policy
      Limits.


Article V - Retention and Limit

A. No claim shall be made hereunder until the Company's subject ultimate net loss arising out of loss occurrences commencing during the term of this Contract exceeds 2.5% of net earned premium for the term of this Contract, subject to a minimum retention of $6,322,000. The Reinsurer shall then be liable for 95.0% of the amount by which the Company's subject ultimate net loss for the term of this Contract exceeds the Company's retention, but the liability of the Reinsurer shall not exceed 95.0% of $10,000,000 during the term of this Contract.

B. "Subject ultimate net loss" as used herein shall mean:

      1. The Company's ultimate net loss in excess of $250,000 arising out of any one loss occurrence, not to exceed
      $5,750,000 in any one loss occurrence; plus,

      2. The Company's 5.0% co-participation under their per occurrence catastrophe coverage of $12,000,000 excess of $6,000,000 per loss occurrence.

   No loss occurrence shall be included in subject ultimate net loss unless said loss occurrence involves at least two risks.

C. The Company shall maintain in force excess per risk reinsurance, recoveries under which shall inure to the benefit of this Contract.


Article VI - Definition of Ultimate Net Loss

"Ultimate net loss" as used herein is defined as the sum or sums (including interest on judgments, litigation expenses and all other loss adjustment expenses, except office expenses and salaries of the Company's regular employees) paid or payable by the Company in settlement of claims and in satisfaction of judgments rendered on account of such claims, after deduction of all salvage, all recoveries and all claims on inuring insurance or reinsurance, whether collectible or not. Nothing herein shall be construed to mean that losses under this Contract are not recoverable until the Company's ultimate net loss has been ascertained.


Article VII - Loss Occurrence (NMA 2244/BRMA 27A)

A. The term "loss occurrence" shall mean the sum of all individual losses directly occasioned by any one disaster, accident or loss or series of disasters, accidents or losses arising out of one event which occurs within the area of one state of the United States or province of Canada and states or provinces contiguous thereto and to one another. However, the duration and extent of any one "loss occurrence" shall be limited to all individual losses sustained by the Company occurring during any period of 168 consecutive hours arising out of and directly occasioned by the same event, except that the term "loss occurrence" shall be further defined as follows:

      1. As regards windstorm, hail, tornado, hurricane, cyclone, including ensuing collapse and water damage, all individual losses sustained by the Company occurring during any period of 72 consecutive hours arising out of and directly occasioned by the same event. However, the event need not be limited to one state or province or states or provinces contiguous thereto.

      2. As regards riot, riot attending a strike, civil commotion, vandalism and malicious mischief, all individual losses sustained by the Company occurring during any period of 72 consecutive hours within the area of one municipality or county and the municipalities or counties contiguous thereto arising out of and directly occasioned by the same event. The maximum duration of 72 consecutive hours may be extended in respect of individual losses which occur beyond such 72 consecutive hours during the continued occupation of an assured's premises by strikers, provided such occupation commenced during the aforesaid period.

      3. As regards earthquake (the epicentre of which need not necessarily be within the territorial confines referred to in paragraph A of this Article) and fire following directly occasioned by the earthquake, only those individual fire losses which commence during the period of 168 consecutive hours may be included in the Company's "loss occurrence."

      4. As regards "freeze," only individual losses directly occasioned by collapse, breakage of glass and water damage
      (caused by bursting frozen pipes and tanks) may be included in the Company's "loss occurrence."

B. Except for those "loss occurrences" referred to in subparagraphs 1 and 2 of paragraph A above, the Company may choose the date and time when any such period of consecutive hours commences, provided that it is not earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Company arising out of that disaster, accident or loss, and provided that only one such period of 168 consecutive hours shall apply with respect to one event.

C. However, as respects those "loss occurrences" referred to in subparagraphs 1 and 2 of paragraph A above, if the disaster, accident or loss occasioned by the event is of greater duration than 72 consecutive hours, then the Company may divide that disaster, accident or loss into two or more "loss occurrences," provided that no two periods overlap and no individual loss is included in more than one such period, and provided that no period commences earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Company arising out of that disaster, accident or loss.

D. No individual losses occasioned by an event that would be covered by 72 hours clauses may be included in any "loss occurrence" claimed under the 168 hours provision.


Article VIII - Loss Notices and Settlements

A. Whenever losses sustained by the Company appear likely to result in a claim hereunder, the Company shall notify the Reinsurer, and the Reinsurer shall have the right to participate in the adjustment of such losses at its own expense.

B. All loss settlements made by the Company, provided they are within the terms of the original policies (or within the terms of extra contractual obligations coverage, if any, provided under this Contract) and within the terms of this Contract, shall be binding upon the Reinsurer. The Reinsurer agrees to pay all amounts for which it may be liable upon receipt of reasonable evidence of the amount paid (or scheduled to be paid) by the Company. The Company shall be the sole judge of what is covered by an original policy.

C. If the aggregate subject excess ultimate net paid losses occurring during the term of this Contract exceed the provisional retention, the reinsurer shall make preliminary payment of the Reinsurer's portion of such subject ultimate net losses. The provisional retention shall be calculated based upon 2.5% of the estimated net earned premium for the term of this Contract, as estimated at the inception hereof. Any such preliminary payment shall be adjusted to actual as soon as the Company's net earned premium is known.


Article IX - Salvage and Subrogation

The Reinsurer shall be credited with salvage (i.e., reimbursement obtained or recovery made by the Company, less the actual cost, excluding salaries of officials and employees of the Company and sums paid to attorneys as retainer, of obtaining such reimbursement or making such recovery) on account of claims and settlements involving reinsurance hereunder. Salvage thereon shall always be used to reimburse the excess carriers in the reverse order of their priority according to their participation before being used in any way to reimburse the Company for its primary loss. The Company hereby agrees to enforce its rights to salvage or subrogation relating to any loss, a part of which loss was sustained by the Reinsurer, and to prosecute all claims arising out of such rights.


Article X - Premium

A. As premium for the reinsurance provided hereunder, the Company shall pay the Reinsurer .86% of its net earned premium for the term of this Contract, subject to a minimum premium of $1,880,800.

B. The Company shall pay the Reinsurer a deposit premium of $2,351,000 in four equal installments of $587,750 on January 1, April 1, July 1 and October 1 of 1997.

C. Within 60 days after the expiration of this Contract, the Company shall provide a report to the Reinsurer setting forth the premium due hereunder, computed in accordance with paragraph A, and any additional premium due the Reinsurer or return premium due the Company shall be remitted promptly.

D. "Net earned premium" as used herein is defined as gross earned premium of the Company for the classes of business reinsured hereunder, less the earned portion of premiums ceded by the Company for reinsurance which inures to the benefit of this Contract. For purposes of calculating net earned premium, 90% of the total basic policy premium as respects Homeowners, Mobile Homeowners and Farmowners business, 70% of the total basic policy premium as respects Businessowners and Commercial Multiple Peril, and 100% of the Comprehensive portion of the premium for Automobile Physical Damage business shall be considered subject premium.


Article XI - Profit Sharing

A. If this reinsurance Contract is renewed for calendar year 1998, and the premiums paid for the Underlying Aggregate Excess Catastrophe Reinsurance Contract effective January 1, 1996, this Contract, and such 1998 Contract exceed the claims incurred under said contracts, then the Company will be entitled to a "Return Premium." The "Return Premium" shall be equal to the greater of zero or 25% of the "Profit Balance" under said contracts in the aggregate. The "Profit Balance" shall be equal to 80% of the total premiums, including reinstatement premiums paid (if any) during the terms of said contracts, less losses incurred under said contracts.

B. At the date that such a "Return Premium" is mutually determined by the Company and the Reinsurer and the payment is made by the Reinsurer to the Company, such contracts shall be considered commuted, and such payment, once effected, shall be regarded as a full and final release of the Reinsurer from all liability under such contracts.

C. Should the Reinsurer decline to offer a renewal of this reinsurance for 1998 at similar terms to this Contract, in relation to the exposure presented, then the "Return Premium" shall be calculated based on the period during which this Contract and whichever (if any) other contracts as are described in paragraph A were in effect, subject to the above mentioned conditions.


Article XII - Offset (BRMA 36C)

The Company and the Reinsurer shall have the right to offset any balance or amounts due from one party to the other under the terms of this Contract. The party asserting the right of offset may exercise such right any time whether the balances due are on account of premiums or losses or otherwise.


Article XIII - Access to Records (BRMA 1D)

The Reinsurer or its designated representatives shall have access at any reasonable time to all records of the Company which pertain in any way to this reinsurance.


Article XIV - Net Retained Lines (BRMA 32B)

A. This Contract applies only to that portion of any policy which the Company retains net for its own account, and in calculating the amount of any loss hereunder and also in computing the amount or amounts in excess of which this Contract attaches, only loss or losses in respect of that portion of any policy which the Company retains net for its own account shall be included.

B. The amount of the Reinsurer's liability hereunder in respect of any loss or losses shall not be increased by reason of the inability of the Company to collect from any other reinsurer(s), whether specific or general, any amounts which may have become due from such reinsurer(s), whether such inability arises from the insolvency of such other reinsurer(s) or otherwise.


Article XV - Errors and Omissions (BRMA 14F)

Inadvertent delays, errors or omissions made in connection with this Contract or any transaction hereunder shall not relieve either party from any liability which would have attached had such delay, error or omission not occurred, provided always that such error or omission is rectified as soon as possible after discovery.


Article XVI - Currency (BRMA 12A)

A. Whenever the word "Dollars" or the "$" sign appears in this Contract, they shall be construed to mean United States
   Dollars and all transactions under this Contract shall be in United States Dollars.

B. Amounts paid or received by the Company in any other currency shall be converted to United States Dollars at the rate of exchange at the date such transaction is entered on the books of the Company.


Article XVII - Taxes (BRMA 50C)

In consideration of the terms under which this Contract is issued, the Company will not claim a deduction in respect of the premium hereon when making tax returns, other than income or profits tax returns, to any state or territory of the United States of America, the District of Columbia or Canada.


Article XVIII - Federal Excise Tax (BRMA 17A)

(Applicable to those reinsurers, excepting Underwriters at Lloyd's London and other reinsurers exempt from Federal Excise
Tax, who are domiciled outside the United States of America.)

A. The Reinsurer has agreed to allow for the purpose of paying the Federal Excise Tax the applicable percentage of the premium payable hereon (as imposed under Section 4371 of the Internal Revenue Code) to the extent such premium is subject to the Federal Excise Tax.

B. In the event of any return of premium becoming due hereunder the Reinsurer will deduct the applicable percentage from the return premium payable hereon and the Company or its agent should take steps to recover the tax from the United States Government.


Article XIX - Unauthorized Reinsurers

A. If the Reinsurer is unauthorized in any state of the United States of America or the District of Columbia, the Reinsurer agrees to fund its share of the Company's ceded United States outstanding loss and loss adjustment expense reserves by:

      1. Clean, irrevocable and unconditional letters of credit issued and confirmed, if confirmation is required by the insurance regulatory authorities involved, by a bank or banks meeting the NAIC Securities Valuation Office credit standards for issuers of letters of credit and acceptable to said insurance regulatory authorities; and/or

      2.   Escrow accounts for the benefit of the Company;
      and/or

      3.   Cash advances;

   if, without such funding, a penalty would accrue to the Company on any financial statement it is required to file with the insurance regulatory authorities involved. The Reinsurer, at its sole option, may fund in other than cash if its method and form of funding are acceptable to the insurance regulatory authorities involved.

B. If the Reinsurer is unauthorized in any province or
   jurisdiction of Canada, the Reinsurer agrees to fund 115% of its share of the Company's ceded Canadian outstanding loss and loss adjustment expense reserves by:

      1. A clean, irrevocable and unconditional letter of credit issued and confirmed, if confirmation is required by the insurance regulatory authorities involved, by a Canadian bank or banks meeting the NAIC Securities Valuation Office credit standards for issuers of letters of credit and acceptable to said insurance regulatory authorities, for no more than 15/115ths of the total funding required; and/or

      2. Cash advances for the remaining balance of the funding required;

   if, without such funding, a penalty would accrue to the Company on any financial statement it is required to file with the insurance regulatory authorities involved.

C. With regard to funding in whole or in part by letters of credit, it is agreed that each letter of credit will be in a form acceptable to insurance regulatory authorities involved, will be issued for a term of at least one year and will include an "evergreen clause," which automatically extends the term for at least one additional year at each expiration date unless written notice of non-renewal is given to the Company not less than 30 days prior to said expiration date. The Company and the Reinsurer further agree, notwithstanding anything to the contrary in this Contract, that said letters of credit may be drawn upon by the Company or its successors in interest at any time, without diminution because of the insolvency of the Company or the Reinsurer, but only for one or more of the following purposes:

      1. To reimburse itself for the Reinsurer's share of losses and/or loss adjustment expense paid under the terms of policies reinsured hereunder, unless paid in cash by the Reinsurer;

      2. To reimburse itself for the Reinsurer's share of any other amounts claimed to be due hereunder, unless paid in cash by the Reinsurer;

      3. To fund a cash account in an amount equal to the Reinsurer's share of any ceded outstanding loss and loss adjustment expense reserves funded by means of a letter of credit which is under non-renewal notice, if said letter of credit has not been renewed or replaced by the Reinsurer 10 days prior to its expiration date;

      4. To refund to the Reinsurer any sum in excess of the actual amount required to fund the Reinsurer's share of the Company's ceded outstanding loss and loss adjustment expense reserves, if so requested by the Reinsurer.

   In the event the amount drawn by the Company on any letter of credit is in excess of the actual amount required for C(1) or C(3), or in the case of C(2), the actual amount determined to be due, the Company shall promptly return to the Reinsurer the excess amount so drawn.


Article XX - Insolvency

A. In the event of the insolvency of one or more of the reinsured companies, this reinsurance shall be payable directly to the company or to its liquidator, receiver, conservator or statutory successor immediately upon demand, with reasonable provision for verification, on the basis of the liability of the company without diminution because of the insolvency of the company or because the liquidator, receiver, conservator or statutory successor of the company has failed to pay all or a portion of any claim. It is agreed, however, that the liquidator, receiver, conservator or statutory successor of the company shall give written notice to the Reinsurer of the pendency of a claim against the company indicating the policy or bond reinsured which claim would involve a possible liability on the part of the Reinsurer within a reasonable time after such claim is filed in the conservation or liquidation proceeding or in the receivership, and that during the pendency of such claim, the Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses that it may deem available to the company or its liquidator, receiver, conservator or statutory successor. The expense thus incurred by the Reinsurer shall be chargeable, subject to the approval of the Court, against the company as part of the expense of conservation or liquidation to the extent of a pro rata share of the benefit which may accrue to the company solely as a result of the defense undertaken by the Reinsurer.

B. Where two or more reinsurers are involved in the same claim and a majority in interest elect to interpose defense to such claim, the expense shall be apportioned in accordance with the terms of this Contract as though such expense had been incurred by the company.

C. It is further understood and agreed that, in the event of the insolvency of one or more of the reinsured companies, the reinsurance under this Contract shall be payable directly by the Reinsurer to the company or to its liquidator, receiver or statutory successor, except as provided by Section 4118(a) of the New York Insurance Law or except (1) where this Contract specifically provides another payee of such reinsurance in the event of the insolvency of the company or (2) where the Reinsurer with the consent of the direct insured or insureds has assumed such policy obligations of the company as direct obligations of the Reinsurer to the payees under such policies and in substitution for the obligations of the company to such payees.


Article XXI - Arbitration (BRMA 6J)

A. As a condition precedent to any right of action hereunder, in the event of any dispute or difference of opinion hereafter arising with respect to this Contract, it is hereby mutually agreed that such dispute or difference of opinion shall be submitted to arbitration. One Arbiter shall be chosen by the Company, the other by the Reinsurer, and an Umpire shall be chosen by the two Arbiters before they enter upon arbitration, all of whom shall be active or retired disinterested executive officers of insurance or reinsurance companies or Lloyd's London Underwriters. In the event that either party should fail to choose an Arbiter within 30 days following a written request by the other party to do so, the requesting party may choose two Arbiters who shall in turn choose an Umpire before entering upon arbitration. If the two Arbiters fail to agree upon the selection of an Umpire within 30 days following their appointment, each Arbiter shall nominate three candidates within 10 days thereafter, two of whom the other shall decline, and the decision shall be made by drawing lots.

B. Each party shall present its case to the Arbiters within 30 days following the date of appointment of the Umpire. The Arbiters shall consider this Contract as an honorable engagement rather than merely as a legal obligation and they are relieved of all judicial formalities and may abstain from following the strict rules of law. The decision of the Arbiters shall be final and binding on both parties; but failing to agree, they shall call in the Umpire and the decision of the majority shall be final and binding upon both parties. Judgment upon the final decision of the Arbiters may be entered in any court of competent jurisdiction.

C. If more than one reinsurer is involved in the same dispute, all such reinsurers shall constitute and act as one party for purposes of this Article and communications shall be made by the Company to each of the reinsurers constituting one party, provided, however, that nothing herein shall impair the rights of such reinsurers to assert several, rather than joint, defenses or claims, nor be construed as changing the liability of the reinsurers participating under the terms of this Contract from several to joint.

D. Each party shall bear the expense of its own Arbiter, and shall jointly and equally bear with the other the expense of the Umpire and of the arbitration. In the event that the two Arbiters are chosen by one party, as above provided, the expense of the Arbiters, the Umpire and the arbitration shall be equally divided between the two parties.

E. Any arbitration proceedings shall take place at a location mutually agreed upon by the parties to this Contract, but notwithstanding the location of the arbitration, all proceedings pursuant hereto shall be governed by the law of the state in which the Company has its principal office.


Article XXII - Service of Suit (BRMA 49C)

(Applicable if the Reinsurer is not domiciled in the United
States of America, and/or is not authorized in any State, Territory or District of the United States where authorization is required by insurance regulatory authorities)

A. It is agreed that in the event the Reinsurer fails to pay any amount claimed to be due hereunder, the Reinsurer, at the request of the Company, will submit to the jurisdiction of any court of competent jurisdiction within the United States. Nothing in this Article constitutes or should be understood to constitute a waiver of the Reinsurer's rights to commence an action in any court of competent jurisdiction in the United States, to remove an action to a United States District Court, or to seek a transfer of a case to another court as permitted by the laws of the United States or of any state in the United States.

B. Further, pursuant to any statute of any state, territory or district of the United States which makes provision therefor, the Reinsurer hereby designates the party named in its Interests and Liabilities Agreement, or if no party is named therein, the Superintendent, Commissioner or Director of Insurance or other officer specified for that purpose in the statute, or his successor or successors in office, as its true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Company or any beneficiary hereunder arising out of this Contract.


Article XXIII - Agency Agreement

Meridian Mutual Insurance Company shall be deemed the agent of the other reinsured companies for purposes of sending or receiving notices required by the terms and conditions of this Contract, and for purposes of remitting or receiving any monies due any party.


Article XXIV - Intermediary (BRMA 23A)

E. W. Blanch Co. is hereby recognized as the Intermediary negotiating this Contract for all business hereunder. All communications (including but not limited to notices, statements, premium, return premium, commissions, taxes, losses, loss adjustment expense, salvages and loss settlements) relating thereto shall be transmitted to the Company or the Reinsurer through E. W. Blanch Co., Reinsurance Services, 3500 West 80th Street, Minneapolis, Minnesota 55431. Payments by the Company to the Intermediary shall be deemed to constitute payment to the Reinsurer. Payments by the Reinsurer to the Intermediary shall be deemed to constitute payment to the Company only to the extent that such payments are actually received by the Company.


In Witness Whereof, the Company by its duly authorized representative has executed this Contract as of the date undermentioned at:

Indianapolis, Indiana,this _______ day of _________________199___.

                __________________________________________________
                Meridian Mutual Group

                        Table of Contents


Article                                                      Page
          Preamble                                           226
     I    Classes of Business Reinsured                      226
    II    Term                                               227
   III    Territory                                          227
    IV    Exclusions                                         227
     V    Retention and Limit                                229
    VI    Definition of Ultimate Net Loss                    230
   VII    Loss Occurrence (NMA 2244/BRMA 27A)                230
  VIII    Loss Notices and Settlements                       231
    IX    Salvage and Subrogation                            232
     X    Premium                                            232
    XI    Profit Sharing                                     232
   XII    Offset (BRMA 36C)                                  233
  XIII    Access to Records (BRMA 1D)                        233
   XIV    Net Retained Lines (BRMA 32B)                      233
    XV    Errors and Omissions (BRMA 14F)                    233
   XVI    Currency (BRMA 12A)                                234
  XVII    Taxes (BRMA 50C)                                   234
 XVIII    Federal Excise Tax (BRMA 17A)                      234
   XIX    Unauthorized Reinsurers                            234
    XX    Insolvency                                         236
   XXI    Arbitration (BRMA 6J)                              236
  XXII    Service of Suit (BRMA 49C)                         237
 XXIII    Agency Agreement                                   238
  XXIV    Intermediary (BRMA 23A)                            238


                         Addendum No. 1

                             to the

         Second Underlying Aggregate Excess Catastrophe
                      Reinsurance Contract
                    Effective:  May 10, 1996

                            issued to

                      Meridian Mutual Group
                      Indianapolis, Indiana
     (hereinafter referred to collectively as the "Company")



It Is Hereby Agreed, effective January 1, 1997, with respect to losses arising out of loss occurrences commencing on or after that date, that this Contract shall be amended as follows:

1. The Preamble to this Contract shall be deleted and the following substituted therefor:

  "Preamble

   The `Meridian Mutual Group' for purposes of this Contract shall consist of Meridian Mutual Insurance Company, Indianapolis, Indiana, Meridian Security Insurance Company, Indianapolis, Indiana, Vernon Fire and Casualty Insurance Company, Indianapolis, Indiana, Citizens Security Mutual Insurance Company, Red Wing, Minnesota, Citizens Fund Insurance Company, Red Wing, Minnesota, and Insurance Company of Ohio, Mansfield, Ohio. The application of this Contract shall be to the parties comprising the Meridian Mutual Group as a group and not separately to each."

2. Subparagraph 16 of Article IV - Exclusions - shall be deleted and the following substituted therefor:

      "16. This Contract excludes loss and/or damage and/or costs and/or expenses arising from seepage and/or pollution and/or contamination, other than contamination from smoke. Nevertheless, this exclusion does not preclude payment of the cost of removing debris of property damaged by a loss otherwise covered hereunder, subject always to a limit of 25% of the Company's property loss under the applicable original policy."

The provisions of this Contract shall remain otherwise unchanged.

In Witness Whereof, the Company by its duly authorized representative has executed this Contract as of the date undermentioned at:

Indianapolis, Indiana,this _______ day of _________________199___.

                _____________________________________________________
                Meridian Mutual Group



                         Addendum No. 1

                             to the

               Interests and Liabilities Agreement

                               of

                   Dorinco Reinsurance Company
                        Midland, Michigan
     (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

         Second Underlying Aggregate Excess Catastrophe
                      Reinsurance Contract
                    Effective:  May 10, 1996

                            issued to

                      Meridian Mutual Group
                      Indianapolis, Indiana
           (hereinafter referred to as the "Company")



The Subscribing Reinsurer hereby accepts Addendum No. 1, as duly executed by the Company, as part of the Contract, effective
January 1, 1997.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Addendum as of the date undermentioned at:

Midland, Michigan,this _______ day of _____________________199___.

                __________________________________________________
                Dorinco Reinsurance Company


                         Addendum No. 1

                             to the

               Interests and Liabilities Agreement

                               of

                     Erie Insurance Exchange
                       Erie, Pennsylvania
     (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

         Second Underlying Aggregate Excess Catastrophe
                      Reinsurance Contract
                    Effective:  May 10, 1996

                            issued to

                      Meridian Mutual Group
                      Indianapolis, Indiana
           (hereinafter referred to as the "Company")



The Subscribing Reinsurer hereby accepts Addendum No. 1, as duly executed by the Company, as part of the Contract, effective
January 1, 1997.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Addendum as of the date undermentioned at:

Erie, Pennsylvania,this _______ day of ____________________199___.

                __________________________________________________
                Erie Insurance Exchange


                         Addendum No. 1

                             to the

               Interests and Liabilities Agreement

                               of

          The Nissan Fire & Marine Insurance Co., Ltd.
                          Tokyo, Japan
     (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

         Second Underlying Aggregate Excess Catastrophe
                      Reinsurance Contract
                    Effective:  May 10, 1996

                            issued to

                      Meridian Mutual Group
                      Indianapolis, Indiana
           (hereinafter referred to as the "Company")



The Subscribing Reinsurer hereby accepts Addendum No. 1, as duly executed by the Company, as part of the Contract, effective
January 1, 1997.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Addendum as of the date undermentioned at:

Tokyo, Japan,this _______ day of __________________________199___.

                __________________________________________________
                The Nissan Fire & Marine Insurance Co., Ltd.


                         Addendum No. 1

                             to the

               Interests and Liabilities Agreement

                               of

                  Renaissance Reinsurance Ltd.
                        Hamilton, Bermuda
     (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

         Second Underlying Aggregate Excess Catastrophe
                      Reinsurance Contract
                    Effective:  May 10, 1996

                            issued to

                      Meridian Mutual Group
                      Indianapolis, Indiana
           (hereinafter referred to as the "Company")



The Subscribing Reinsurer hereby accepts Addendum No. 1, as duly executed by the Company, as part of the Contract, effective
January 1, 1997.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Addendum as of the date undermentioned at:

Hamilton, Bermuda,this _______ day of _____________________199___.

                __________________________________________________
                Renaissance Reinsurance Ltd.


                         Addendum No. 1

                             to the

               Interests and Liabilities Agreement

                               of

                Shelter Mutual Insurance Company
                       Columbia, Missouri
     (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

         Second Underlying Aggregate Excess Catastrophe
                      Reinsurance Contract
                    Effective:  May 10, 1996

                            issued to

                      Meridian Mutual Group
                      Indianapolis, Indiana
           (hereinafter referred to as the "Company")



The Subscribing Reinsurer hereby accepts Addendum No. 1, as duly executed by the Company, as part of the Contract, effective
January 1, 1997.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Addendum as of the date undermentioned at:

Columbia, Missouri,this _______ day of ____________________199___.

                __________________________________________________
                Shelter Mutual Insurance Company


                         Addendum No. 1

                             to the

               Interests and Liabilities Agreement

                               of

            SOREMA North America Reinsurance Company
                       New York, New York
     (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

         Second Underlying Aggregate Excess Catastrophe
                      Reinsurance Contract
                    Effective:  May 10, 1996

                            issued to

                      Meridian Mutual Group
                      Indianapolis, Indiana
           (hereinafter referred to as the "Company")



The Subscribing Reinsurer hereby accepts Addendum No. 1, as duly executed by the Company, as part of the Contract, effective
January 1, 1997.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Addendum as of the date undermentioned at:

New York, New York,this _______ day of ____________________199___.

                __________________________________________________
                SOREMA North America Reinsurance Company


                         Addendum No. 1

                             to the

               Interests and Liabilities Agreement

                               of

              Cie Transcontinentale de Reassurance
                          Paris, France
     (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

         Second Underlying Aggregate Excess Catastrophe
                      Reinsurance Contract
                    Effective:  May 10, 1996

                            issued to

                      Meridian Mutual Group
                      Indianapolis, Indiana
           (hereinafter referred to as the "Company")



The Subscribing Reinsurer hereby accepts Addendum No. 1, as duly executed by the Company, as part of the Contract, effective
January 1, 1997.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Addendum as of the date undermentioned at:

Paris, France,this _______ day of _________________________199___.

                __________________________________________________
                Cie Transcontinentale de Reassurance


                    Sixth Excess Catastrophe
                      Reinsurance Contract
                   Effective:  January 1, 1997

                            issued to

                      Meridian Mutual Group
                      Indianapolis, Indiana
           (hereinafter referred to as the "Company")

                               by

           The Subscribing Reinsurer(s) Executing the
             Interests and Liabilities Agreement(s)
                         Attached Hereto
          (hereinafter referred to as the "Reinsurer")



Preamble

The "Meridian Mutual Group" for purposes of this Contract shall consist of Meridian Mutual Insurance Company, Indianapolis, Indiana, Meridian Security Insurance Company, Indianapolis, Indiana, Vernon Fire and Casualty Insurance Company, Indianapolis, Indiana, Citizens Security Mutual Insurance Company, Red Wing, Minnesota, Citizens Fund Insurance Company, Red Wing, Minnesota, and Insurance Company of Ohio, Mansfield, Ohio. The application of this Contract shall be to the parties comprising the Meridian Mutual Group as a group and not separately to each.


Article I - Classes of Business Reinsured

By this Contract the Reinsurer agrees to reinsure the excess liability which may accrue to the Company arising from the peril of Earthquake and fire following earthquake under its policies, contracts and binders of insurance or reinsurance (hereinafter called "policies") in force at the effective date hereof or issued or renewed on or after that date, and classified by the Company as Fire and Allied Lines, Homeowners (property perils only), Mobile Homeowners (property perils only), Farmowners (property perils only), Commercial Multiple Peril (property perils only), Businessowners (property perils only), Earthquake, Inland Marine and Automobile Physical Damage (comprehensive coverage only) business, subject to the terms, conditions and limitations hereinafter set forth.


Article II - Term

A. This Contract shall become effective on January 1, 1997, with respect to losses arising out of loss occurrences commencing on or after that date, and shall remain in force until December 31, 1999, both days inclusive.

B. In the event a loss occurrence covered hereunder is in progress at the end of any contract year, the entire loss arising out of the loss occurrence shall be charged to the contract year in which the loss occurrence commenced, subject to the other terms and conditions of this Contract.

C. "Contract year" as used in this Contract shall mean the period from January 1, 1997 to December 31, 1997, both days inclusive, and each respective twelve-month period thereafter that this Contract continues in force.


Article III - Revision Clause

The contracting parties will mutually agree to change the conditions of this Contract if an inequity should arise for one or the other partner. In this case, conditions shall be stipulated which have been agreed upon by the contracting parties as if they had considered the changed circumstances at the beginning of this Contract. If a mutual agreement is not achievable and a continuation of the Contract at unchanged conditions is unreasonable for one of the contracting parties, the Contract can be terminated by this party.


Article IV - Territory

The liability of the Reinsurer shall be limited to losses under policies covering property located within the territorial limits of the States of Iowa, Illinois, Indiana, Kentucky, Michigan, Minnesota, Missouri, North Dakota, Ohio, Pennsylvania, South Dakota, Tennessee and Wisconsin, but this limitation shall not apply to moveable property if the Company's policies provide coverage when said moveable property is outside the aforesaid territorial limits.


Article V - Exclusions

This Contract does not apply to and specifically excludes the following:

      1.   Reinsurance accepted by the Company other than:

          a. Facultative reinsurance on a share basis of risks accepted individually and not forming part of any agreement; or

          b. Local agency reinsurance on a share basis accepted in the normal course of business.

      2.   Nuclear incident per the following clauses attached hereto:

          a.   "Nuclear Incident Exclusion Clause - Physical
          Damage Reinsurance - U.S.A." (NMA 1119);

          b.   "Nuclear Incident Exclusion Clause - Physical
          Damage Reinsurance - Canada" (NMA 1980);

          c.   "Nuclear Energy Risks Exclusion Clause
          (Reinsurance) (1994) (Worldwide Excluding U.S.A. &
          Canada)" (NMA 1975(a)).

      3. Pool, association, or syndicate business as excluded by the provisions of the "Pools, Associations and Syndicates Exclusion Clause" attached to and forming part of this Contract.

      4. Any liability of the Company arising from its participation or membership in any insolvency fund.

      5.   Credit, financial guarantee and insolvency business.

      6.   War risks as excluded in any standard policy.

      7. Policies written to apply in excess of underlying insurance or policies written with a deductible or franchise of more than $10,000; however, this exclusion shall not apply to policies which provide a percentage deductible or franchise in connection with earthquake or windstorm.

      8.   Insurance on growing crops.

      9. Insurance against flood, surface water, waves, tidal water or tidal wave, overflow of streams or other bodies of water or spray from any of the foregoing, all whether driven by wind or not, when written as such; however, this exclusion shall not apply as respects the foregoing perils included in Commercial Multiple Peril, Homeowners Multiple Peril, Farmowners Multiple Peril, Inland Marine, Businessowners, Mobile Homeowners, and Automobile Physical Damage policies, and in endorsements to Fire and Extended Coverage policies.

      10. Mortgage impairment insurance and similar kinds of insurance, howsoever styled, providing coverage to an insured with respect to its mortgagee interest in property or its owner interest in foreclosed property.

      11. Difference in conditions insurance and similar kinds of insurance, howsoever styled.

      12. Risks which have a total insurable value of more than $250,000,000.

      13. Any collection of fine arts with an insurable value of $5,000,000 or more.

      14.  Inland Marine business with respect to the following:

          a.   All bridges and tunnels;

          b. Cargo insurance when written as such with respect to ocean, lake, or inland waterways vessels;

          c. Commercial negative film insurance and cast insurance;

          d.   Drilling rigs, except water well drilling rigs;

          e.   Furriers' customers policies;

          f.   Garment contractors policies;

          g. Insurance on livestock under so-called "mortality policies," when written as such;

          h. Jewelers' block policies and furriers' block policies;

          i.   Mining equipment while underground;

          j.   Radio and television broadcasting towers;

          k. Registered mail insurance when the limit of any one addressee on any one day is more than $50,000;

          l. Watercraft other than watercraft insured under personal property floaters, yacht and/or outboard policies, homeowners, farmowners, or recreational vehicle policies.

      15. Automobile physical damage business with respect to the following:

          a.   Insurance against collision;

          b.   Insurance against theft or larceny;

          c.   Manufacturers' stocks at factories or warehouses.

      16. This Contract excludes loss and/or damage and/or costs and/or expenses arising from seepage and/or pollution and/or contamination, other than contamination from smoke. Nevertheless, this exclusion does not preclude payment of the cost of removing debris of property damaged by a loss otherwise covered hereunder, subject always to a limit of 25% of the Company's property loss under the applicable original policy.

      17. Losses in respect of overhead transmission and distribution lines and their supporting structures other than those on or within 150 meters (or 500 feet) of the insured premises.

           It is understood and agreed that public utilities extension and/or suppliers extension and/or contingent business interruption coverages are not subject to this exclusion provided that these are not part of a transmitters' or distributors' policy.


Article VI - Retention and Limit

A. The Company shall retain and be liable for the first $65,000,000 of ultimate net loss arising out of each loss occurrence. The Reinsurer shall then be liable for 95% of the amount by which such ultimate net loss exceeds the Company's retention, but the liability of the Reinsurer shall not exceed 95% of $25,000,000 as respects any one loss occurrence.

B. In addition to its initial retention each loss occurrence, the Company shall retain 5% of the excess ultimate net loss to which this Contract applies.

C. No claim shall be made under this Contract in any one loss occurrence unless at least two risks insured or reinsured by the Company are involved in such loss occurrence. For purposes of this Article, the Company shall be the sole judge of what constitutes one risk.


Article VII - Reinstatement

A. In the event all or any portion of the reinsurance hereunder is exhausted by loss, the amount so exhausted shall be reinstated immediately from the time the loss occurrence commences hereon. For each amount so reinstated the Company agrees to pay additional premium equal to the product of the following:

      1.   The percentage of the occurrence limit reinstated
      (based on the loss paid by the Reinsurer); times

      2. The earned reinsurance premium for the contract year during which the occurrence commenced (exclusive of reinstatement premium).

B. Whenever the Company requests payment by the Reinsurer of any loss hereunder, the Company shall submit a statement to the Reinsurer of reinstatement premium due the Reinsurer. If the earned reinsurance premium for the contract year has not been finally determined as of the date of any such statement, the calculation of reinstatement premium due shall be based on the annual deposit premium and shall be readjusted when the earned reinsurance premium for the contract year has been finally determined. Any reinstatement premium shown to be due the Reinsurer as reflected by any such statement (less prior payments, if any) shall be payable by the Company concurrently with payment by the Reinsurer of the requested loss. Any return reinstatement premium shown to be due the Company shall be remitted by the Reinsurer as promptly as possible after receipt and verification of the Company's statement.

C. Notwithstanding anything stated herein, the liability of the Reinsurer hereunder shall not exceed 95% of $25,000,000 as respects loss or losses arising out of any one loss occurrence, nor shall it exceed 95% of $50,000,000 in all during the term of this Contract.


Article VIII - Definitions

"Ultimate net loss"A. "Ultimate net loss" as used herein is defined as the sum or sums (including interest on judgments, litigation expenseextra contractual obligations, litigation expenses, interest on judgments and all other loss adjustment expenses, except office expenses and salaries of the Company''s regular employees) paid or payable by the Company in settlement of claims and in satisfaction of judgments rendered on account of such claims, after deduction of all salvage, all recoveries and all claims on inuring insurance or reinsurance, whether collectible or not. Nothing herein shall be construed to mean that losses under this Contract are not recoverable until the Company''s ultimate net loss has been ascertained.


B. "Extra contractual obligations" as used herein shall mean 80% of any punitive, exemplary, compensatory or consequential damages paid or payable by the Company as a result of an action against it by its insured or its insured's assignee, which action alleges negligence or bad faith on the part of the Company in handling a claim under a policy subject to this Contract. However, for the purposes of this Contract, extra contractual obligations arising out of any one loss occurrence shall not exceed 25% of the contractual loss under all policies involved in the loss occurrence. An extra contractual obligation shall be deemed to have occurred on the same date as the loss covered or alleged to be covered under the policy. Notwithstanding anything stated herein, this Contract shall not apply to any extra contractual obligation incurred by the Company as a result of any fraudulent and/or criminal act by any officer or director of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.


Article IX - Other Reinsurance

A. The Company shall maintain in force excess per risk reinsurance, recoveries under which shall inure to the benefit of this Contract.

B. The Company shall be permitted to carry underlying excess catastrophe reinsurance, recoveries under which shall inure solely to the benefit of the Company and be entirely disregarded in applying all of the provisions of this Contract.


Article X - Loss Occurrence

A. The term "loss occurrence" shall mean the sum of all individual losses directly occasioned by any one disaster, accident or loss or series of disasters, accidents or losses arising out of one event which occurs within the area of one state of the United States or province of Canada and states or provinces contiguous thereto and to one another. However, the duration and extent of any one "loss occurrence" shall be limited to all individual losses sustained by the Company occurring during any period of 168 consecutive hours arising out of and directly occasioned by the same event, except that as regards earthquake (the epicentre of which need not necessarily be within the territorial confines referred to in paragraph A of this Article) and fire following directly occasioned by the earthquake, only those individual fire losses which commence during the period of 168 consecutive hours may be included in the Company's "loss occurrence."

B. The Company may choose the date and time when any such period of consecutive hours commences, provided that it is not earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Company arising out of that disaster, accident or loss, and provided that only one such period of 168 consecutive hours shall apply with respect to one event.


Article XI - Loss Notices and Settlements

A. Whenever losses sustained by the Company appear likely to result in a claim hereunder, the Company shall notify the Reinsurer, and the Reinsurer shall have the right to participate in the adjustment of such losses at its own expense.

B. All loss settlements made by the Company, provided they are within the terms of this Contract, shall be binding upon the Reinsurer, and the Reinsurer agrees to pay all amounts for which it may be liable upon receipt of reasonable evidence of the amount paid (or scheduled to be paid) by the Company.


Article XII - Salvage and Subrogation

The Reinsurer shall be credited with salvage (i.e., reimbursement obtained or recovery made by the Company, less the actual cost, excluding salaries of officials and employees of the Company and sums paid to attorneys as retainer, of obtaining such reimbursement or making such recovery) on account of claims and settlements involving reinsurance hereunder. Salvage thereon shall always be used to reimburse the excess carriers in the reverse order of their priority according to their participation before being used in any way to reimburse the Company for its primary loss. The Company hereby agrees to enforce its rights to salvage or subrogation relating to any loss, a part of which loss was sustained by the Reinsurer, and to prosecute all claims arising out of such rights.


Article XIII - Premium

A. As premium for the reinsurance provided hereunder for each contract year, the Company shall pay the Reinsurer .00872% of its Insurance In Force calculated on June 30 of each respective contract year, subject to an annual minimum premium of $418,000.

B. The Company shall pay the Reinsurer a deposit premium of $522,500 for each contract year, payable in four equal installments of $130,625 on January 1, April 1, July 1 and
   October 1, of each contract year.

C. Within 60 days after the end of each contract year, the Company shall provide a report to the Reinsurer setting forth the premium due hereunder, computed in accordance with paragraph A, and any additional premium due the Reinsurer or return premium due the Company shall be remitted promptly.


Article XIV - Offset (BRMA 36C)

The Company and the Reinsurer shall have the right to offset any balance or amounts due from one party to the other under the terms of this Contract. The party asserting the right of offset may exercise such right any time whether the balances due are on account of premiums or losses or otherwise.


Article XV - Access to Records (BRMA 1D)

The Reinsurer or its designated representatives shall have access at any reasonable time to all records of the Company which pertain in any way to this reinsurance.


Article XVI - Net Retained Lines (BRMA 32E)

A. This Contract applies only to that portion of any policy which the Company retains net for its own account (prior to deduction of any underlying reinsurance specifically permitted in this Contract), and in calculating the amount of any loss hereunder and also in computing the amount or amounts in excess of which this Contract attaches, only loss or losses in respect of that portion of any policy which the Company retains net for its own account shall be included.

B. The amount of the Reinsurer's liability hereunder in respect of any loss or losses shall not be increased by reason of the inability of the Company to collect from any other reinsurer(s), whether specific or general, any amounts which may have become due from such reinsurer(s), whether such inability arises from the insolvency of such other reinsurer(s) or otherwise.


Article XVII - Errors and Omissions (BRMA 14F)

Inadvertent delays, errors or omissions made in connection with this Contract or any transaction hereunder shall not relieve either party from any liability which would have attached had such delay, error or omission not occurred, provided always that such error or omission is rectified as soon as possible after discovery.


Article XVIII - Currency (BRMA 12A)

A. Whenever the word "Dollars" or the "$" sign appears in this Contract, they shall be construed to mean United States
   Dollars and all transactions under this Contract shall be in United States Dollars.

B. Amounts paid or received by the Company in any other currency shall be converted to United States Dollars at the rate of exchange at the date such transaction is entered on the books of the Company.


Article XIX - Taxes (BRMA 50C)

In consideration of the terms under which this Contract is issued, the Company will not claim a deduction in respect of the premium hereon when making tax returns, other than income or profits tax returns, to any state or territory of the United States of America, the District of Columbia or Canada.


Article XX - Federal Excise Tax (BRMA 17A)

(Applicable to those reinsurers, excepting Underwriters at Lloyd's London and other reinsurers exempt from Federal Excise
Tax, who are domiciled outside the United States of America.)

A. The Reinsurer has agreed to allow for the purpose of paying the Federal Excise Tax the applicable percentage of the premium payable hereon (as imposed under Section 4371 of the Internal Revenue Code) to the extent such premium is subject to the Federal Excise Tax.

B. In the event of any return of premium becoming due hereunder the Reinsurer will deduct the applicable percentage from the return premium payable hereon and the Company or its agent should take steps to recover the tax from the United States Government.


Article XXI - Unauthorized Reinsurers

A. If the Reinsurer is unauthorized in any state of the United
   States of America or the District of Columbia, the Reinsurer
   agrees to fund its share of the Company's ceded outstanding loss and loss adjustment expense reserves by:

      1. Clean, irrevocable and unconditional letters of credit issued and confirmed, if confirmation is required by the insurance regulatory authorities involved, by a bank or banks meeting the NAIC Securities Valuation Office credit standards for issuers of letters of credit and acceptable to said insurance regulatory authorities; and/or

      2.   Escrow accounts for the benefit of the Company;
      and/or

      3.   Cash advances;

   if, without such funding, a penalty would accrue to the Company on any financial statement it is required to file with the insurance regulatory authorities involved. The Reinsurer, at its sole option, may fund in other than cash if its method and form of funding are acceptable to the insurance regulatory authorities involved.

B. With regard to funding in whole or in part by letters of credit, it is agreed that each letter of credit will be in a form acceptable to insurance regulatory authorities involved, will be issued for a term of at least one year and will include an "evergreen clause," which automatically extends the term for at least one additional year at each expiration date unless written notice of non-renewal is given to the Company not less than 30 days prior to said expiration date. The Company and the Reinsurer further agree, notwithstanding anything to the contrary in this Contract, that said letters of credit may be drawn upon by the Company or its successors in interest at any time, without diminution because of the insolvency of the Company or the Reinsurer, but only for one or more of the following purposes:

      1. To reimburse itself for the Reinsurer's share of losses and/or loss adjustment expense paid under the terms of policies reinsured hereunder, unless paid in cash by the Reinsurer;

      2. To reimburse itself for the Reinsurer's share of any other amounts claimed to be due hereunder, unless paid in cash by the Reinsurer;

      3. To fund a cash account in an amount equal to the Reinsurer's share of any ceded outstanding loss and loss adjustment expense reserves funded by means of a letter of credit which is under non-renewal notice, if said letter of credit has not been renewed or replaced by the Reinsurer 10 days prior to its expiration date;

      4. To refund to the Reinsurer any sum in excess of the actual amount required to fund the Reinsurer's share of the Company's ceded outstanding loss and loss adjustment expense reserves, if so requested by the Reinsurer.

   In the event the amount drawn by the Company on any letter of credit is in excess of the actual amount required for B(1) or B(3), or in the case of B(2), the actual amount determined to be due, the Company shall promptly return to the Reinsurer the excess amount so drawn.


Article XXII - Insolvency

A. In the event of the insolvency of one or more of the reinsured companies, this reinsurance shall be payable directly to the company or to its liquidator, receiver, conservator or statutory successor immediately upon demand, with reasonable provision for verification, on the basis of the liability of the company without diminution because of the insolvency of the company or because the liquidator, receiver, conservator or statutory successor of the company has failed to pay all or a portion of any claim. It is agreed, however, that the liquidator, receiver, conservator or statutory successor of the company shall give written notice to the Reinsurer of the pendency of a claim against the company indicating the policy or bond reinsured which claim would involve a possible liability on the part of the Reinsurer within a reasonable time after such claim is filed in the conservation or liquidation proceeding or in the receivership, and that during the pendency of such claim, the Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses that it may deem available to the company or its liquidator, receiver, conservator or statutory successor. The expense thus incurred by the Reinsurer shall be chargeable, subject to the approval of the Court, against the company as part of the expense of conservation or liquidation to the extent of a pro rata share of the benefit which may accrue to the company solely as a result of the defense undertaken by the Reinsurer.

B. Where two or more reinsurers are involved in the same claim and a majority in interest elect to interpose defense to such claim, the expense shall be apportioned in accordance with the terms of this Contract as though such expense had been incurred by the company.

C. It is further understood and agreed that, in the event of the insolvency of one or more of the reinsured companies, the reinsurance under this Contract shall be payable directly by the Reinsurer to the company or to its liquidator, receiver or statutory successor, except as provided by Section 4118(a) of the New York Insurance Law or except (1) where this Contract specifically provides another payee of such reinsurance in the event of the insolvency of the company or (2) where the Reinsurer with the consent of the direct insured or insureds has assumed such policy obligations of the company as direct obligations of the Reinsurer to the payees under such policies and in substitution for the obligations of the company to such payees.


Article XXIII - Arbitration (BRMA 6J)

A. As a condition precedent to any right of action hereunder, in the event of any dispute or difference of opinion hereafter arising with respect to this Contract, it is hereby mutually agreed that such dispute or difference of opinion shall be submitted to arbitration. One Arbiter shall be chosen by the Company, the other by the Reinsurer, and an Umpire shall be chosen by the two Arbiters before they enter upon arbitration, all of whom shall be active or retired disinterested executive officers of insurance or reinsurance companies or Lloyd's London Underwriters. In the event that either party should fail to choose an Arbiter within 30 days following a written request by the other party to do so, the requesting party may choose two Arbiters who shall in turn choose an Umpire before entering upon arbitration. If the two Arbiters fail to agree upon the selection of an Umpire within 30 days following their appointment, each Arbiter shall nominate three candidates within 10 days thereafter, two of whom the other shall decline, and the decision shall be made by drawing lots.

B. Each party shall present its case to the Arbiters within 30 days following the date of appointment of the Umpire. The Arbiters shall consider this Contract as an honorable engagement rather than merely as a legal obligation and they are relieved of all judicial formalities and may abstain from following the strict rules of law. The decision of the Arbiters shall be final and binding on both parties; but failing to agree, they shall call in the Umpire and the decision of the majority shall be final and binding upon both parties. Judgment upon the final decision of the Arbiters may be entered in any court of competent jurisdiction.

C. If more than one reinsurer is involved in the same dispute, all such reinsurers shall constitute and act as one party for purposes of this Article and communications shall be made by the Company to each of the reinsurers constituting one party, provided, however, that nothing herein shall impair the rights of such reinsurers to assert several, rather than joint, defenses or claims, nor be construed as changing the liability of the reinsurers participating under the terms of this Contract from several to joint.

D. Each party shall bear the expense of its own Arbiter, and shall jointly and equally bear with the other the expense of the Umpire and of the arbitration. In the event that the two Arbiters are chosen by one party, as above provided, the expense of the Arbiters, the Umpire and the arbitration shall be equally divided between the two parties.

E. Any arbitration proceedings shall take place at a location mutually agreed upon by the parties to this Contract, but notwithstanding the location of the arbitration, all proceedings pursuant hereto shall be governed by the law of the state in which the Company has its principal office.


Article XXIV - Service of Suit (BRMA 49C)

(Applicable if the Reinsurer is not domiciled in the United
States of America, and/or is not authorized in any State, Territory or District of the United States where authorization is required by insurance regulatory authorities)

A. It is agreed that in the event the Reinsurer fails to pay any amount claimed to be due hereunder, the Reinsurer, at the request of the Company, will submit to the jurisdiction of any court of competent jurisdiction within the United States. Nothing in this Article constitutes or should be understood to constitute a waiver of the Reinsurer's rights to commence an action in any court of competent jurisdiction in the United States, to remove an action to a United States District Court, or to seek a transfer of a case to another court as permitted by the laws of the United States or of any state in the United States.

B. Further, pursuant to any statute of any state, territory or district of the United States which makes provision therefor, the Reinsurer hereby designates the party named in its Interests and Liabilities Agreement, or if no party is named therein, the Superintendent, Commissioner or Director of Insurance or other officer specified for that purpose in the statute, or his successor or successors in office, as its true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Company or any beneficiary hereunder arising out of this Contract.


Article XXV - Agency Agreement

Meridian Mutual Insurance Company shall be deemed the agent of the other reinsured companies for purposes of sending or receiving notices required by the terms and conditions of this Contract, and for purposes of remitting or receiving any monies due any party.


Article XXVI - Intermediary (BRMA 23A)

E. W. Blanch Co. is hereby recognized as the Intermediary negotiating this Contract for all business hereunder. All communications (including but not limited to notices, statements, premium, return premium, commissions, taxes, losses, loss adjustment expense, salvages and loss settlements) relating thereto shall be transmitted to the Company or the Reinsurer through E. W. Blanch Co., Reinsurance Services, 3500 West 80th Street, Minneapolis, Minnesota 55431. Payments by the Company to the Intermediary shall be deemed to constitute payment to the Reinsurer. Payments by the Reinsurer to the Intermediary shall be deemed to constitute payment to the Company only to the extent that such payments are actually received by the Company.


In Witness Whereof, the Company by its duly authorized representative has executed this Contract as of the date undermentioned at:

Indianapolis, Indiana,this _______ day of _________________199___.

                __________________________________________________
                Meridian Mutual Group

                        Table of Contents


Article                                                      Page

          Preamble                                           248
     I    Classes of Business Reinsured                      248
    II    Term                                               249
   III    Revision Clause                                    249
    IV    Territory                                          249
     V    Exclusions                                         249
    VI    Retention and Limit                                252
   VII    Reinstatement                                      252
  VIII    Definitions                                        252
    IX    Other Reinsurance                                  253
     X    Loss Occurrence                                    253
    XI    Loss Notices and Settlements                       254
   XII    Salvage and Subrogation                            254
  XIII    Premium                                            254
   XIV    Offset (BRMA 36C)                                  255
    XV    Access to Records (BRMA 1D)                        255
   XVI    Net Retained Lines (BRMA 32E)                      255
  XVII    Errors and Omissions (BRMA 14F)                    255
 XVIII    Currency (BRMA 12A)                                255
   XIX    Taxes (BRMA 50C)                                   256
    XX    Federal Excise Tax (BRMA 17A)                      256
   XXI    Unauthorized Reinsurers                            256
  XXII    Insolvency                                         257
 XXIII    Arbitration (BRMA 6J)                              258
  XXIV    Service of Suit (BRMA 49C)                         259
   XXV    Agency Agreement                                   259
  XXVI    Intermediary (BRMA 23A)                            259

                   Seventh Excess Catastrophe
                      Reinsurance Contract
                   Effective:  January 1, 1997

                            issued to

                      Meridian Mutual Group
                      Indianapolis, Indiana
           (hereinafter referred to as the "Company")

                               by

           The Subscribing Reinsurer(s) Executing the
             Interests and Liabilities Agreement(s)
                         Attached Hereto
          (hereinafter referred to as the "Reinsurer")



Preamble

The "Meridian Mutual Group" for purposes of this Contract shall consist of Meridian Mutual Insurance Company, Indianapolis, Indiana, Meridian Security Insurance Company, Indianapolis, Indiana, Vernon Fire and Casualty Insurance Company, Indianapolis, Indiana, Citizens Security Mutual Insurance Company, Red Wing, Minnesota, Citizens Fund Insurance Company, Red Wing, Minnesota, and Insurance Company of Ohio, Mansfield, Ohio. The application of this Contract shall be to the parties comprising the Meridian Mutual Group as a group and not separately to each.


Article I - Classes of Business Reinsured

By this Contract the Reinsurer agrees to reinsure the excess liability which may accrue to the Company arising from the peril of Earthquake and related losses under its policies, contracts and binders of insurance or reinsurance (hereinafter called "policies") in force at the effective date hereof or issued or renewed on or after that date, and classified by the Company as Fire and Allied Lines, Homeowners (property perils only), Mobile Homeowners (property perils only), Farmowners (property perils only), Commercial Multiple Peril (property perils only), Businessowners (property perils only), Earthquake, Inland Marine and Automobile Physical Damage (comprehensive coverage only) business, subject to the terms, conditions and limitations hereinafter set forth.


Article II - Term

A. This Contract shall become effective on January 1, 1997, with respect to losses arising out of loss occurrences commencing on or after that date, and shall remain in force until December 31, 1997, both days inclusive.

B. If this Contract expires while a loss occurrence covered hereunder is in progress, the Reinsurer's liability hereunder shall, subject to the other terms and conditions of this Contract, be determined as if the entire loss occurrence had occurred prior to the expiration of this Contract, provided that no part of such loss occurrence is claimed against any renewal or replacement of this Contract.


Article III - Territory

The liability of the Reinsurer shall be limited to losses under policies covering property located within the territorial limits of the States of Iowa, Illinois, Indiana, Kentucky, Michigan, Minnesota, Missouri, North Dakota, Ohio, Pennsylvania, South Dakota, Tennessee and Wisconsin, but this limitation shall not apply to moveable property if the Company's policies provide coverage when said moveable property is outside the aforesaid territorial limits.


Article IV - Exclusions

This Contract does not apply to and specifically excludes the following:

      1.   Reinsurance accepted by the Company other than:

          a. Facultative reinsurance on a share basis of risks accepted individually and not forming part of any agreement; or

          b. Local agency reinsurance on a share basis accepted in the normal course of business.

      2.   Nuclear incident per the following clauses attached hereto:

          a.   "Nuclear Incident Exclusion Clause - Physical
          Damage Reinsurance - U.S.A." (NMA 1119);

          b.   "Nuclear Incident Exclusion Clause - Physical
          Damage Reinsurance - Canada" (NMA 1980);

          c.   "Nuclear Energy Risks Exclusion Clause
          (Reinsurance) (1994) (Worldwide Excluding U.S.A. &
          Canada)" (NMA 1975(a)).

      3. Pool, association, or syndicate business as excluded by the provisions of the "Pools, Associations and Syndicates Exclusion Clause" attached to and forming part of this Contract.

      4. Any liability of the Company arising from its participation or membership in any insolvency fund.

      5.   Credit, financial guarantee and insolvency business.

      6.   War risks as excluded in any standard policy.

      7. Policies written to apply in excess of underlying insurance or policies written with a deductible or franchise of more than $10,000; however, this exclusion shall not apply to policies which provide a percentage deductible or franchise in connection with earthquake or windstorm.

      8.   Insurance on growing crops.

      9. Insurance against flood, surface water, waves, tidal water or tidal wave, overflow of streams or other bodies of water or spray from any of the foregoing, all whether driven by wind or not, when written as such; however, this exclusion shall not apply as respects the foregoing perils included in Commercial Multiple Peril, Homeowners Multiple Peril, Farmowners Multiple Peril, Inland Marine, Businessowners, Mobile Homeowners, and Automobile Physical Damage policies, and in endorsements to Fire and Extended Coverage policies.

      10. Mortgage impairment insurance and similar kinds of insurance, howsoever styled, providing coverage to an insured with respect to its mortgagee interest in property or its owner interest in foreclosed property.

      11. Difference in conditions insurance and similar kinds of insurance, howsoever styled.

      12. Risks which have a total insurable value of more than $250,000,000.

      13. Any collection of fine arts with an insurable value of $5,000,000 or more.

      14.  Inland Marine business with respect to the following:

          a.   All bridges and tunnels;

          b. Cargo insurance when written as such with respect to ocean, lake, or inland waterways vessels;

          c. Commercial negative film insurance and cast insurance;

          d.   Drilling rigs, except water well drilling rigs;

          e.   Furriers' customers policies;

          f.   Garment contractors policies;

          g. Insurance on livestock under so-called "mortality policies," when written as such;

          h. Jewelers' block policies and furriers' block policies;

          i.   Mining equipment while underground;

          j.   Radio and television broadcasting towers;

          k. Registered mail insurance when the limit of any one addressee on any one day is more than $50,000;

          l. Watercraft other than watercraft insured under personal property floaters, yacht and/or outboard policies, homeowners, farmowners, or recreational vehicle policies.

      15. Automobile physical damage business with respect to the following:

          a.   Insurance against collision;

          b.   Insurance against theft or larceny;

          c.   Manufacturers' stocks at factories or warehouses.

      16. This Contract excludes loss and/or damage and/or costs and/or expenses arising from seepage and/or pollution and/or contamination, other than contamination from smoke. Nevertheless, this exclusion does not preclude payment of the cost of removing debris of property damaged by a loss otherwise covered hereunder, subject always to a limit of 25% of the Company's property loss under the applicable original policy.

      17. Losses in respect of overhead transmission and distribution lines and their supporting structures other than those on or within 150 meters (or 500 feet) of the insured premises.

           It is understood and agreed that public utilities extension and/or suppliers extension and/or contingent business interruption coverages are not subject to this exclusion provided that these are not part of a transmitters' or distributors' policy.


Article V - Retention and Limit

A. The Company shall retain and be liable for the first $90,000,000 of ultimate net loss arising out of each loss occurrence. The Reinsurer shall then be liable for 95% of the amount by which such ultimate net loss exceeds the Company's retention, but the liability of the Reinsurer shall not exceed 95% of $25,000,000 as respects any one loss occurrence.

B. In addition to its initial retention each loss occurrence, the Company shall retain 5% of the excess ultimate net loss to which this Contract applies.

C. No claim shall be made under this Contract in any one loss occurrence unless at least two risks insured or reinsured by the Company are involved in such loss occurrence. For purposes of this Article, the Company shall be the sole judge of what constitutes one risk.


Article VI - Reinstatement

A. In the event all or any portion of the reinsurance hereunder is exhausted by loss, the amount so exhausted shall be reinstated immediately from the time the loss occurrence commences hereon. For each amount so reinstated the Company agrees to pay additional premium equal to the product of the following:

      1.   The percentage of the occurrence limit reinstated
      (based on the loss paid by the Reinsurer); times

      2. The earned reinsurance premium for the term of this Contract (exclusive of reinstatement premium).

B. Whenever the Company requests payment by the Reinsurer of any loss hereunder, the Company shall submit a statement to the Reinsurer of reinstatement premium due the Reinsurer. If the earned reinsurance premium for the term of this Contract has not been finally determined as of the date of any such statement, the calculation of reinstatement premium due shall be based on the annual deposit premium and shall be readjusted when the earned reinsurance premium for the term of this Contract has been finally determined. Any reinstatement premium shown to be due the Reinsurer as reflected by any such statement (less prior payments, if any) shall be payable by the Company concurrently with payment by the Reinsurer of the requested loss. Any return reinstatement premium shown to be due the Company shall be remitted by the Reinsurer as promptly as possible after receipt and verification of the Company's statement.

C. Notwithstanding anything stated herein, the liability of the Reinsurer hereunder shall not exceed 95% of $25,000,000 as respects loss or losses arising out of any one loss occurrence, nor shall it exceed 95% of $50,000,000 in all during the term of this Contract.


Article VII - Definitions

"Ultimate net loss"A. "Ultimate net loss" as used herein is defined as the sum or sums (including interest on judgments, litigation expenseextra contractual obligations, litigation expenses, interest on judgments and all other loss adjustment expenses, except office expenses and salaries of the Company''s regular employees) paid or payable by the Company in settlement of claims and in satisfaction of judgments rendered on account of such claims, after deduction of all salvage, all recoveries and all claims on inuring insurance or reinsurance, whether collectible or not. Nothing herein shall be construed to mean that losses under this Contract are not recoverable until the Company''s ultimate net loss has been ascertained.


B. "Extra contractual obligations" as used herein shall mean 80% of any punitive, exemplary, compensatory or consequential damages paid or payable by the Company as a result of an action against it by its insured or its insured's assignee, which action alleges negligence or bad faith on the part of the Company in handling a claim under a policy subject to this Contract. However, for the purposes of this Contract, extra contractual obligations arising out of any one loss occurrence shall not exceed 25% of the contractual loss under all policies involved in the loss occurrence. An extra contractual obligation shall be deemed to have occurred on the same date as the loss covered or alleged to be covered under the policy. Notwithstanding anything stated herein, this Contract shall not apply to any extra contractual obligation incurred by the Company as a result of any fraudulent and/or criminal act by any officer or director of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.


Article VIII - Other Reinsurance

A. The Company shall maintain in force excess per risk reinsurance, recoveries under which shall inure to the benefit of this Contract.

B. The Company shall be permitted to carry underlying excess catastrophe reinsurance, recoveries under which shall inure solely to the benefit of the Company and be entirely disregarded in applying all of the provisions of this Contract.


Article IX - Loss Occurrence

A. The term "loss occurrence" shall mean the sum of all individual losses directly occasioned by any one disaster, accident or loss or series of disasters, accidents or losses arising out of one event which occurs within the area of one state of the United States or province of Canada and states or provinces contiguous thereto and to one another. However, the duration and extent of any one "loss occurrence" shall be limited to all individual losses sustained by the Company occurring during any period of 168 consecutive hours arising out of and directly occasioned by the same event, except that as regards earthquake (the epicentre of which need not necessarily be within the territorial confines referred to in paragraph A of this Article) and fire following directly occasioned by the earthquake, only those individual fire losses which commence during the period of 168 consecutive hours may be included in the Company's "loss occurrence."

B. The Company may choose the date and time when any such period of consecutive hours commences, provided that it is not earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Company arising out of that disaster, accident or loss, and provided that only one such period of 168 consecutive hours shall apply with respect to one event.


Article X - Loss Notices and Settlements

A. Whenever losses sustained by the Company appear likely to result in a claim hereunder, the Company shall notify the Reinsurer, and the Reinsurer shall have the right to participate in the adjustment of such losses at its own expense.

B. All loss settlements made by the Company, provided they are within the terms of this Contract, shall be binding upon the Reinsurer, and the Reinsurer agrees to pay all amounts for which it may be liable upon receipt of reasonable evidence of the amount paid (or scheduled to be paid) by the Company.


Article XI - Salvage and Subrogation

The Reinsurer shall be credited with salvage (i.e., reimbursement obtained or recovery made by the Company, less the actual cost, excluding salaries of officials and employees of the Company and sums paid to attorneys as retainer, of obtaining such reimbursement or making such recovery) on account of claims and settlements involving reinsurance hereunder. Salvage thereon shall always be used to reimburse the excess carriers in the reverse order of their priority according to their participation before being used in any way to reimburse the Company for its primary loss. The Company hereby agrees to enforce its rights to salvage or subrogation relating to any loss, a part of which loss was sustained by the Reinsurer, and to prosecute all claims arising out of such rights.


Article XII - Premium

A. As premium for the reinsurance provided hereunder, the Company shall pay the Reinsurer .487% of its net earned premium for the term of this Contract, subject to a minimum premium of $380,000.

B. The Company shall pay the Reinsurer a deposit premium of $475,000 in four equal installments of $118,750 on January 1, April 1, July 1 and October 1 of 1997.

C. Within 60 days after the expiration of this Contract, the Company shall provide a report to the Reinsurer setting forth the premium due hereunder, computed in accordance with paragraph A, and any additional premium due the Reinsurer or return premium due the Company shall be remitted promptly.

D. "Net earned premium" as used herein is defined as gross earned premium of the Company for the classes of business reinsured hereunder, less the earned portion of premiums ceded by the Company for reinsurance which inures to the benefit of this Contract. For purposes of calculating net earned premium, 90% of the total basic policy premium as respects Homeowners, Farmowners and Mobile Homeowners business, 70% of the total basic policy premium as respects Businessowners and Commercial Multiple Peril business and 100% of the Comprehensive portion of the premium for Automobile Physical Damage business shall be considered subject premium.


Article XIII - Offset (BRMA 36C)

The Company and the Reinsurer shall have the right to offset any balance or amounts due from one party to the other under the terms of this Contract. The party asserting the right of offset may exercise such right any time whether the balances due are on account of premiums or losses or otherwise.


Article XIV - Access to Records (BRMA 1D)

The Reinsurer or its designated representatives shall have access at any reasonable time to all records of the Company which pertain in any way to this reinsurance.


Article XV - Net Retained Lines (BRMA 32E)

A. This Contract applies only to that portion of any policy which the Company retains net for its own account (prior to deduction of any underlying reinsurance specifically permitted in this Contract), and in calculating the amount of any loss hereunder and also in computing the amount or amounts in excess of which this Contract attaches, only loss or losses in respect of that portion of any policy which the Company retains net for its own account shall be included.

B. The amount of the Reinsurer's liability hereunder in respect of any loss or losses shall not be increased by reason of the inability of the Company to collect from any other reinsurer(s), whether specific or general, any amounts which may have become due from such reinsurer(s), whether such inability arises from the insolvency of such other reinsurer(s) or otherwise.


Article XVI - Errors and Omissions (BRMA 14F)

Inadvertent delays, errors or omissions made in connection with this Contract or any transaction hereunder shall not relieve either party from any liability which would have attached had such delay, error or omission not occurred, provided always that such error or omission is rectified as soon as possible after discovery.


Article XVII - Currency (BRMA 12A)

A. Whenever the word "Dollars" or the "$" sign appears in this Contract, they shall be construed to mean United States
   Dollars and all transactions under this Contract shall be in United States Dollars.

B. Amounts paid or received by the Company in any other currency shall be converted to United States Dollars at the rate of exchange at the date such transaction is entered on the books of the Company.


Article XVIII - Taxes (BRMA 50C)

In consideration of the terms under which this Contract is issued, the Company will not claim a deduction in respect of the premium hereon when making tax returns, other than income or profits tax returns, to any state or territory of the United States of America, the District of Columbia or Canada.


Article XIX - Federal Excise Tax (BRMA 17A)

(Applicable to those reinsurers, excepting Underwriters at Lloyd's London and other reinsurers exempt from Federal Excise
Tax, who are domiciled outside the United States of America.)

A. The Reinsurer has agreed to allow for the purpose of paying the Federal Excise Tax the applicable percentage of the premium payable hereon (as imposed under Section 4371 of the Internal Revenue Code) to the extent such premium is subject to the Federal Excise Tax.

B. In the event of any return of premium becoming due hereunder the Reinsurer will deduct the applicable percentage from the return premium payable hereon and the Company or its agent should take steps to recover the tax from the United States Government.


Article XX - Unauthorized Reinsurers

A. If the Reinsurer is unauthorized in any state of the United
   States of America or the District of Columbia, the Reinsurer
   agrees to fund its share of the Company's ceded outstanding loss and loss adjustment expense reserves by:

      1. Clean, irrevocable and unconditional letters of credit issued and confirmed, if confirmation is required by the insurance regulatory authorities involved, by a bank or banks meeting the NAIC Securities Valuation Office credit standards for issuers of letters of credit and acceptable to said insurance regulatory authorities; and/or

      2.   Escrow accounts for the benefit of the Company;
      and/or

      3.   Cash advances;

   if, without such funding, a penalty would accrue to the Company on any financial statement it is required to file with the insurance regulatory authorities involved. The Reinsurer, at its sole option, may fund in other than cash if its method and form of funding are acceptable to the insurance regulatory authorities involved.

B. With regard to funding in whole or in part by letters of credit, it is agreed that each letter of credit will be in a form acceptable to insurance regulatory authorities involved, will be issued for a term of at least one year and will include an "evergreen clause," which automatically extends the term for at least one additional year at each expiration date unless written notice of non-renewal is given to the Company not less than 30 days prior to said expiration date. The Company and the Reinsurer further agree, notwithstanding anything to the contrary in this Contract, that said letters of credit may be drawn upon by the Company or its successors in interest at any time, without diminution because of the insolvency of the Company or the Reinsurer, but only for one or more of the following purposes:

      1. To reimburse itself for the Reinsurer's share of losses and/or loss adjustment expense paid under the terms of policies reinsured hereunder, unless paid in cash by the Reinsurer;

      2. To reimburse itself for the Reinsurer's share of any other amounts claimed to be due hereunder, unless paid in cash by the Reinsurer;

      3. To fund a cash account in an amount equal to the Reinsurer's share of any ceded outstanding loss and loss adjustment expense reserves funded by means of a letter of credit which is under non-renewal notice, if said letter of credit has not been renewed or replaced by the Reinsurer 10 days prior to its expiration date;

      4. To refund to the Reinsurer any sum in excess of the actual amount required to fund the Reinsurer's share of the Company's ceded outstanding loss and loss adjustment expense reserves, if so requested by the Reinsurer.

   In the event the amount drawn by the Company on any letter of credit is in excess of the actual amount required for B(1) or B(3), or in the case of B(2), the actual amount determined to be due, the Company shall promptly return to the Reinsurer the excess amount so drawn.


Article XXI - Insolvency

A. In the event of the insolvency of one or more of the reinsured companies, this reinsurance shall be payable directly to the company or to its liquidator, receiver, conservator or statutory successor immediately upon demand, with reasonable provision for verification, on the basis of the liability of the company without diminution because of the insolvency of the company or because the liquidator, receiver, conservator or statutory successor of the company has failed to pay all or a portion of any claim. It is agreed, however, that the liquidator, receiver, conservator or statutory successor of the company shall give written notice to the Reinsurer of the pendency of a claim against the company indicating the policy or bond reinsured which claim would involve a possible liability on the part of the Reinsurer within a reasonable time after such claim is filed in the conservation or liquidation proceeding or in the receivership, and that during the pendency of such claim, the Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses that it may deem available to the company or its liquidator, receiver, conservator or statutory successor. The expense thus incurred by the Reinsurer shall be chargeable, subject to the approval of the Court, against the company as part of the expense of conservation or liquidation to the extent of a pro rata share of the benefit which may accrue to the company solely as a result of the defense undertaken by the Reinsurer.

B. Where two or more reinsurers are involved in the same claim and a majority in interest elect to interpose defense to such claim, the expense shall be apportioned in accordance with the terms of this Contract as though such expense had been incurred by the company.

C. It is further understood and agreed that, in the event of the insolvency of one or more of the reinsured companies, the reinsurance under this Contract shall be payable directly by the Reinsurer to the company or to its liquidator, receiver or statutory successor, except as provided by Section 4118(a) of the New York Insurance Law or except (1) where this Contract specifically provides another payee of such reinsurance in the event of the insolvency of the company or (2) where the Reinsurer with the consent of the direct insured or insureds has assumed such policy obligations of the company as direct obligations of the Reinsurer to the payees under such policies and in substitution for the obligations of the company to such payees.


Article XXII - Arbitration (BRMA 6J)

A. As a condition precedent to any right of action hereunder, in the event of any dispute or difference of opinion hereafter arising with respect to this Contract, it is hereby mutually agreed that such dispute or difference of opinion shall be submitted to arbitration. One Arbiter shall be chosen by the Company, the other by the Reinsurer, and an Umpire shall be chosen by the two Arbiters before they enter upon arbitration, all of whom shall be active or retired disinterested executive officers of insurance or reinsurance companies or Lloyd's London Underwriters. In the event that either party should fail to choose an Arbiter within 30 days following a written request by the other party to do so, the requesting party may choose two Arbiters who shall in turn choose an Umpire before entering upon arbitration. If the two Arbiters fail to agree upon the selection of an Umpire within 30 days following their appointment, each Arbiter shall nominate three candidates within 10 days thereafter, two of whom the other shall decline, and the decision shall be made by drawing lots.

B. Each party shall present its case to the Arbiters within 30 days following the date of appointment of the Umpire. The Arbiters shall consider this Contract as an honorable engagement rather than merely as a legal obligation and they are relieved of all judicial formalities and may abstain from following the strict rules of law. The decision of the Arbiters shall be final and binding on both parties; but failing to agree, they shall call in the Umpire and the decision of the majority shall be final and binding upon both parties. Judgment upon the final decision of the Arbiters may be entered in any court of competent jurisdiction.

C. If more than one reinsurer is involved in the same dispute, all such reinsurers shall constitute and act as one party for purposes of this Article and communications shall be made by the Company to each of the reinsurers constituting one party, provided, however, that nothing herein shall impair the rights of such reinsurers to assert several, rather than joint, defenses or claims, nor be construed as changing the liability of the reinsurers participating under the terms of this Contract from several to joint.

D. Each party shall bear the expense of its own Arbiter, and shall jointly and equally bear with the other the expense of the Umpire and of the arbitration. In the event that the two Arbiters are chosen by one party, as above provided, the expense of the Arbiters, the Umpire and the arbitration shall be equally divided between the two parties.

E. Any arbitration proceedings shall take place at a location mutually agreed upon by the parties to this Contract, but notwithstanding the location of the arbitration, all proceedings pursuant hereto shall be governed by the law of the state in which the Company has its principal office.


Article XXIII - Service of Suit (BRMA 49C)

(Applicable if the Reinsurer is not domiciled in the United
States of America, and/or is not authorized in any State, Territory or District of the United States where authorization is required by insurance regulatory authorities)

A. It is agreed that in the event the Reinsurer fails to pay any amount claimed to be due hereunder, the Reinsurer, at the request of the Company, will submit to the jurisdiction of any court of competent jurisdiction within the United States. Nothing in this Article constitutes or should be understood to constitute a waiver of the Reinsurer's rights to commence an action in any court of competent jurisdiction in the United States, to remove an action to a United States District Court, or to seek a transfer of a case to another court as permitted by the laws of the United States or of any state in the United States.

B. Further, pursuant to any statute of any state, territory or district of the United States which makes provision therefor, the Reinsurer hereby designates the party named in its Interests and Liabilities Agreement, or if no party is named therein, the Superintendent, Commissioner or Director of Insurance or other officer specified for that purpose in the statute, or his successor or successors in office, as its true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Company or any beneficiary hereunder arising out of this Contract.


Article XXIV - Agency Agreement

Meridian Mutual Insurance Company shall be deemed the agent of the other reinsured companies for purposes of sending or receiving notices required by the terms and conditions of this Contract, and for purposes of remitting or receiving any monies due any party.


Article XXV - Intermediary (BRMA 23A)

E. W. Blanch Co. is hereby recognized as the Intermediary negotiating this Contract for all business hereunder. All communications (including but not limited to notices, statements, premium, return premium, commissions, taxes, losses, loss adjustment expense, salvages and loss settlements) relating thereto shall be transmitted to the Company or the Reinsurer through E. W. Blanch Co., Reinsurance Services, 3500 West 80th Street, Minneapolis, Minnesota 55431. Payments by the Company to the Intermediary shall be deemed to constitute payment to the Reinsurer. Payments by the Reinsurer to the Intermediary shall be deemed to constitute payment to the Company only to the extent that such payments are actually received by the Company.


In Witness Whereof, the Company by its duly authorized representative has executed this Contract as of the date undermentioned at:

Indianapolis, Indiana,this _______ day of _________________199___.

                __________________________________________________
                Meridian Mutual Group

                        Table of Contents


Article                                                      Page

          Preamble                                           262
     I    Classes of Business Reinsured                      262
    II    Term                                               263
   III    Territory                                          263
    IV    Exclusions                                         263
     V    Retention and Limit                                265
    VI    Reinstatement                                      266
   VII    Definitions                                        266
  VIII    Other Reinsurance                                  267
    IX    Loss Occurrence                                    267
     X    Loss Notices and Settlements                       267
    XI    Salvage and Subrogation                            268
   XII    Premium                                            268
  XIII    Offset (BRMA 36C)                                  268
   XIV    Access to Records (BRMA 1D)                        269
    XV    Net Retained Lines (BRMA 32E)                      269
   XVI    Errors and Omissions (BRMA 14F)                    269
  XVII    Currency (BRMA 12A)                                269
 XVIII    Taxes (BRMA 50C)                                   269
   XIX    Federal Excise Tax (BRMA 17A)                      270
    XX    Unauthorized Reinsurers                            270
   XXI    Insolvency                                         271
  XXII    Arbitration (BRMA 6J)                              272
 XXIII    Service of Suit (BRMA 49C)                         273
  XXIV    Agency Agreement                                   273
   XXV  Intermediary (BRMA 23A)                              273



                      TERM LOAN AGREEMENT

NBD BANK, N.A., a national banking association (the "Bank") agrees to extend the loan described below (the "Loan") to MERIDIAN INSURANCE GROUP, INC. (the "Borrower") under the terms and conditions set forth in this agreement.

1. Definitions. As used herein, the following terms shall have the meanings hereinafter set forth:

     "Affiliates" means all stock insurance companies affiliated with the Borrower after consummation of the Transaction, including without limitation, Meridian Security, Vernon, Citizens Fund and ICO.

     "Available Ordinary Dividends" means for any fiscal year, the greater of ten percent (10.0%) of a company's or group of companies' statutory capital stock and surplus as of the preceding December 31 or its net income for the preceding calendar year as determined on a statutory basis.

     "Borrower" means Meridian Insurance Group, Inc.

     "Citizens" means prior to the consummation of the Transaction, Citizens Security Group, Inc., a publicly held Minnesota corporation, and after consummation of the Transaction, a Minnesota corporation which is an indirect wholly owned subsidiary of the Borrower.

     "Citizens  Fund"  means Citizens Fund Insurance  Company,  a
     Minnesota stock insurance company and a subsidiary of Citizens.

     "Citizens  Mutual" means Citizens Security Mutual  Insurance
     Company, a Minnesota mutual insurance company.

     "Debt Service Coverage Ratio" means at any point in time, the ratio of (i) the last calculated Available Ordinary Dividends for a company or group of companies as of the end of a calendar year, as derived from the last available annual statutory financial statements, to (ii) the combined aggregate of principal payments on borrowed funds to be made or accrued by such company or group of companies during the four fiscal quarters following the time of measurement and interest payments on borrowed funds made or accrued by such company or group of companies during the four fiscal quarters preceding the time of measurement .

     "ICO" means Insurance Company of Ohio, an Ohio stock insurance company and a wholly owned subsidiary of Citizens.

     "Meridian Mutual" means Meridian Mutual Insurance Company, an Indiana mutual insurance company.

     "Meridian   Security"  means  Meridian  Security   Insurance
     Company, an Indiana stock insurance company which is a wholly owned subsidiary of the Borrower.

     "Transaction" means the creation of a Minnesota corporation wholly owned by the Borrower which will be merged with and into Citizens, the redemption and cancellation of all ownership by former Citizens shareholders leaving Citizens a wholly owned subsidiary of the Borrower and the entering into various reinsurance and pooling agreements and management services agreements which will affiliate the insurance companies owned and operated Meridian Mutual and by Citizens Mutual.

     "Vernon" means Vernon Fire and Casualty Insurance Company, an Indiana stock insurance company, which is a wholly owned subsidiary of the Borrower .

2.   Loan and Purpose.  The Bank agrees to extend the Loan
     to  the  Borrower, which will be an  amortizing term loan in  the
     initial   amount   of   Twelve   Million   and   00/100   Dollars
     ($12,000,000).

     The Loan shall be evidenced by a Business Loan Note executed concurrently with this agreement (referred to in this agreement with all extensions, renewals and amendments as the "Note").

     The proceeds of the Loan shall be used exclusively to consummate the Transaction.

3.   Fees and Expenses.

     3.1 Fees. Upon execution of this agreement, the Borrower shall pay the Bank a facility fee of $15,000.00.

     3.2  Out-of-Pocket Expenses.  In addition to any fee set forth in
          Section 3.1 above, the Borrower shall reimburse the Bank for its out-of-pocket expenses not part of its ordinary overhead, allocated to the Loan, which are customary in transactions similar to the Loan and typically paid by a borrower.

4. Security. Unless otherwise agreed to in the future, the Loan will be unsecured.

5.   Affirmative Covenants.  So long as the  Loan  remains
     outstanding, the Borrower, and each of its   subsidiaries, will:

     5.1 Insurance. Maintain insurance with financially sound and reputable insurers covering its properties and business against those casualties and contingencies and in the types and amounts as shall be in accordance with sound business and industry practices.

     5.2 Existence. Maintain its existence and business operations as presently in effect in accordance with all applicable laws and regulations, pay its debts and obligations when due under normal terms, and pay on or before their due date all taxes, assessments, fees and other governmental monetary obligations, except as they may be contested in good faith if they have been properly reflected on its books and, at the Bank's request, adequate funds or security has been pledged to insure payment.

     5.3 Pooling and Servicing Agreements. Maintain in full force and effect the pooling and reinsurance agreements among Meridian Mutual, Citizens Mutual and the Affiliates and the management services sharing agreements among Meridian Mutual, the Borrower, Citizens Mutual and the Affiliates and other affiliated companies related to certain operating expenses, as amended from time to time in the ordinary course of business.

     5.4 Financial Records. Maintain proper books and records of account, in accordance with generally accepted accounting principles where applicable, and consistent with financial statements previously submitted to the Bank.

     5.5  Financial  Reports.   Furnish  to  the  Bank   whatever
          information, books, and records the Bank may reasonably request, including at a minimum:

          A.   Within 45 days after each quarterly period:
               (1) For Meridian Security and its Affiliates a combining statutory balance sheet as of the end of that period and a combining statutory statement of operations, policyholders' surplus and cashflow, from the beginning of that fiscal year to the end of that period, certified as correct, sub-ject to year-end adjustments, by one of its authorized agents.
               (2) A compliance certificate setting forth a calculation of any financial covenant required under this agreement, provided however that such compliance certificate need only calculate the risk based capital ratio on an annual basis.

          B. Within 60 days after the end of each of the first three quarterly periods:
               (1)  A copy of SEC Form 10-Q for the Borrower.
               (2) A copy of the shareholders report sent by the Borrower to its shareholders.

          C.   Within 90 days after each annual fiscal period:
               (1) A copy of the annual certification of reserves filed by Meridian Security and the Affiliates.
               (2) A copy of the management discussion and analysis for Meridian Security and its Affiliates.
               (3) A detailed set of the combined annual statutory financial statements Meridian Security and its Affiliates including all exhibits and schedules as filed with the Indiana Department of Insurance or the Minnesota Department of Insurance.

          ii.  Within 120 days after each annual fiscal period:
               (1)  The annual SEC Form 10-K filed by the Borrower.
               (2)  A copy of the annual shareholders' report for the Borrower.

          iii. Within 150 days after each annual period:
               (1) For Meridian Security and Affiliates, a combined statutory balance sheet as of the end of that period and a combined statutory statement of operations, policy holders surplus and cashflow, from the beginning of that fiscal year to the end of that period, audited and certified by an independent certified public accountant.

2.   Negative Covenants.

     a. Unless otherwise noted, the financial requirements set forth in this Section 6 shall be computed in accordance with statutory accounting principles applied on a basis consistent with financial statements previously submitted by the Borrower to the Bank.

     b. Without the written consent of the Bank, so long as any loan remains outstanding, the Borrower will not: (where appropriate, covenants shall apply on a consolidated basis)

          i. Risk Based Capital. Permit the ratio of the combined total adjusted capital of Meridian Mutual, Meridian Security and its Affiliates to its company action level to be less than 200.0%, as calculated at the end of each fiscal year.

          ii. Debt Service Coverage Ratio. Permit its Debt Service Coverage Ratio to be less than 1.5 to 1.0 for any consecutive four (4) fiscal quarters.

          iii. Total Debt Ratio. Permit the ratio of (i) the total liabilities for borrowed money and capitalized leases of Borrower, Meridian Security and its Affiliates, to (ii) the sum of combined policyholders' surplus and liabilities for borrowed money and capitalized leases to be greater than .20 to 1.00.

          iv. Policyholders' Surplus. Permit the policyholders' surplus of Meridian Security and its Affiliates to be less than $75,000,000, which minimum amount will increase at each fiscal year end by 25.0% of the combined statutory net income of Meridian Security and its Affiliates.

          v. Investment in Meridian Security. Permit its ownership of the outstanding shares of Meridian Security to be less than 100.0% of the total number of shares issued and outstanding of Meridian Security.

          vi. Debt. Incur, or permit to remain outstanding, debt for borrowed money or installment obligations, except (i) debt reflected in the latest financial statement of the Borrower furnished to the Bank prior to execution of this agreement and which is not to be paid with proceeds of the Loan, (ii) debt to the Bank, and (iii) other debt which would not give rise to a violation of any of the terms and conditions of this Agreement. For purposes of this covenant, capitalized leases and the sale of any accounts receivable shall be deemed the incurring of debt for borrowed money.

          vii. Liens. Create or permit to exist any lien on any of its property, real or personal, except: existing liens known to the Bank; liens to the Bank; liens incurred in the ordinary course of business securing current nondelinquent liabilities for taxes, worker's compensation, unemployment insurance, social security and pension liabilities; and liens being contested in good faith.

          viii.Mergers, Sales, Consolidations. Consolidate with or merge into any other entity, or permit any entity to merge into it; convey, lease or sell all or a material portion of its assets or business, except in the ordinary course of business; or lease, purchase or otherwise acquire all or a material portion of the assets or business of any other entity, except in the ordinary course of business. Notwithstanding the foregoing:

                    (a) The Borrower may merge or consolidate with another entity or acquire the all or a material part of the assets of another entity, provided that the Borrower, as a continuing entity, shall be the surviving corporation and immediately after the consummation of any such transaction, and after giving effect to it and to any concurrent transactions, no Event of Default would exist; and

                    (b) The Borrower may sell any of its assets outside the ordinary course of business to any other entity, provided that (i) in the opinion of the Board of Directors of the Borrower the transaction is for fair value and is in the best interests of the Borrower, and (ii) immediately after the consummation of and after giving effect to the transaction, no Event of Default would exist.

3.   Representation.    Borrower  represents   that   it   is   a
     corporation duly organized and existing under the laws of the State of Indiana, and that the execution and delivery of this agreement and the Notes, and the performance of the obligations they impose, are within its corporate powers, have been duly authorized by all necessary action of its board of directors and do not contravene the terms of its articles of incorporation or by-laws. Borrower represents that the execution and delivery of this agreement and the Note, and the performance of the obligations they impose, do not violate any law, do not conflict with any agreement by which it is bound, do not require the consent or approval of any governmental authority or any third party, and that this agreement and the Notes are valid and binding agreements, enforceable in accordance with their terms. Borrower also represents that the Notes evidence business loans exempt from the Federal Truth In Lending Act (15 USC 1601, et seq), the Federal Reserve Board's Regulation Z (12 CFR 226, et
     seq), and the Indiana Uniform Consumer Credit Code (IC 24-4.5-1-101, et seq). Borrower further represents that all balance sheets, profit and loss statements, and other financial statements, if any, furnished to the Bank are accurate and fairly reflect the financial condition of the organizations and persons to which they apply on their effective dates, including contingent liabilities of every type, which financial condition has not changed materially and adversely since those dates.

4.   Acceleration.

     a. Events of Default/Acceleration. If any of the following events occurs:
          i. The Borrower fails to pay when due any amount payable under the Loan;
          ii. The Borrower (a) fails to observe or perform any other term of this agreement or the Notes; (b) makes any materially incorrect or misleading representation, warranty, or certificate to the Bank; (c) makes any materially incorrect or misleading representation in any financial statement or other information delivered to the Bank; or (d) defaults under the terms of any agreement or instrument relating to any debt for borrowed money (other than the Loans) such that the creditor declares the debt due before its maturity;
          iii. There is a default under the terms of any mortgage, security agreement or any other document executed in connection with the Loan;
          iv. A "reportable event" (as defined in the Employee Retirement Income Security Act of 1974 as amended) occurs that would permit the Pension Benefit Guaranty Corporation to terminate any employee benefit plan of the Borrower or any affiliate of the Borrower;
          v. The Borrower or any Affiliate becomes insolvent or unable to pay its debts as they become due;
          vi. The Borrower or any Affiliate (a) makes an assignment for the benefit of creditors; (b) consents to the appointment of a custodian, receiver or trustee for it or a substantial part of its assets; or (c) commences any proceeding under any bankruptcy, reorganization, liquidation or similar laws of any jurisdiction;
          vii. A custodian, receiver or trustee is appointed for the Borrower or any Affiliate or for a substantial part of its assets without its consent and is not removed within 60 days after such appointment;
          viii.Proceedings are commenced against the Borrower or any Affiliate under any bankruptcy, reorganization, liquidation, or similar laws of any jurisdiction, and such proceedings remain undismissed for 60 days after commencement; or the Borrower consents to the commencement of such proceedings;
          ix. Any judgment is entered against the Borrower or any Affiliate and any attachment, levy or garnishment is issued against any property of the Borrower; or
          x. There is a substantial change in the management or ownership, or the existing or prospective financial condition of the Borrower which the Bank reasonably and in good faith determines to be materially adverse;

          then, whether or not the Bank has made demand, the Loans shall become due immediately, without notice, at the Bank's option.

     5.6 Remedies. If the Loans are not paid at maturity, whether by acceleration or otherwise, the Borrower and Bank shall have all of the rights and remedies provided by any law or agreement. Any requirement of reasonable notice shall be met if the Bank sends the notice to the Borrower at least twenty one (21) days prior to the date of sale, disposition or other event giving rise to the required notice. The Borrower shall be liable for any deficiency remaining after disposition of any Collateral, and waives all valuation and appraisement laws. The Borrower is liable to the Bank for all reasonable costs and expenses of every kind incurred in the making or collection of the Loan, including, without limitation, reasonable attorneys' fees and court costs. These costs and expenses shall include, without limitation, any costs or expenses incurred by the Bank in any bankruptcy, reorganization, insolvency or other similar proceeding.

6.   Miscellaneous.

     6.1 Notice from one party to another relating to this agreement shall be deemed effective if made in writing (including telecommunications) and delivered to the recipient's address, telex number or facsimile number set forth under its name below by any of the following means: (a) hand delivery, (b) registered or certified mail, postage prepaid, with return receipt requested, (c) first class or express mail, postage prepaid, (d) Federal Express, Purolator Courier or like overnight courier service. Notice made in accordance with this section shall be deemed delivered upon receipt if delivered by hand 3 business days after mailing if mailed by first class, registered or certified mail, or one business day after mailing or deposit with an overnight courier service if delivered by express mail or overnight courier.

     6.2 No delay on the part of the Bank in the exercise of any right or remedy shall operate as a waiver. No single or partial exercise by the Bank of any right or remedy shall preclude any other future exercise of it or the exercise of any other right or remedy. No waiver or indulgence by the Bank of any default shall be effective unless in writing and signed by the Bank, nor shall a waiver on one occasion be construed as a bar to or waiver of that right on any future occasion.

     6.3 This agreement, the Note, and any related loan documents embody the entire agreement and understanding between the Borrower and the Bank and supersede all prior agreements and understandings relating to their subject matter. If any one or more of the obligations of the Borrower under this agreement or the Note shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining obligations of the Borrower shall not in any way be affected or impaired, and such validity, illegality or unenforceability in one jurisdiction shall not affect the validity, legality or enforceability of the obligations of the Borrower under this agreement or the Note in any other jurisdiction.

     6.4 This agreement is delivered in the State of Indiana and governed by Indiana law. This agreement is binding on the Borrower and its successors, and shall inure to the benefit of the Bank, its successors and assigns.

     6.5 Section headings are for convenience of reference only and shall not affect the interpretation of this agreement.

7 WAIVER OF JURY TRIAL BY BANK AND BORROWER. The Bank and the Borrower, after consulting or having had the opportunity to consult with counsel, knowingly, voluntarily and intentionally waive any right either of them may have to a trial by jury in any litigation based upon or arising out of this agreement or any related instrument or agreement or any of the transactions contemplated by this agreement or any course of conduct, dealing, statements (whether oral or written), or actions of either of
     them.   Neither  the  Bank nor the Borrower  shall  seek  to
     consolidate, by counterclaim or otherwise, any action in which a jury trial has been waived with any other action in which a jury trial cannot be or has not been waived. These provisions shall not be deemed to have been modified in any respect or relinquished by either the Bank or the Borrower except by a written instrument executed by both of them.

     Dated:    ________________, 1996


     MERIDIAN INSURANCE GROUP, INC.


By:  ________________________________
     Norma J. Oman, President and Chief Executive Officer
     Address:
     P.O. Box 1980
     Indianapolis, Indiana 46206-1980
     Tel.:  _____________________
     Fax:  _____________________


     NBD BANK, N.A.



By:  ________________________________
     Charles A. Liles, Authorized Agent
     Address:
     One Indiana Square, Suite 308
     Indianapolis, Indiana 46266
     Tel.:  (317) 266-6540
     Fax:  (317) 266-6042


                      BUSINESS CREDIT NOTE

Due: August 1, 2003                                $12,000,000.00
Note No. _________________              Date:  ____________, 1996
Account No. _______________


Promise to Pay: On or before August 1, 2003, for value received, the undersigned MERIDIAN INSURANCE GROUP, INC. ("Borrower") promises to pay to NBD BANK, N.A., a national banking association (the "Bank") or order, at any office of the Bank in Indiana, the sum of TWELVE MILLION AND 00/100 DOLLARS ($12,000,000.00) or such lesser sum as is indicated on Bank records as having been disbursed by the Bank to or for the benefit of Borrower, plus interest as hereinafter described.

     .1        Definitions. In addition to the terms defined elsewhere
in this Note, the following terms have the meanings indicated for purposes of this Note:

          A      "Adjustment Date" means any date specified on which the
     Borrower elects to convert an Advance of any type to an Advance of another type.

          B      "Advance" means a loan made by Bank to the Borrower
     pursuant to this Note and the Agreement which may be a Variable Rate Advance, a Eurodollar Advance or a Fixed Rate Advance.

          C      "Agreement" means the Term Loan Agreement between the
     Borrower and Bank of even date, as amended or supplemented from time to time.

          D      "Applicable Margin" means with respect to Eurodollar
     Advances one half of one percent (0.5%) per annum.

          E      "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in the State of Indiana are authorized or required to close under the laws of the State of Indiana, and, if the applicable Business Day relates to any Eurodollar Advance, means such a day on which dealings in dollars are also carried on in the London interbank market.

          F      "Eurocurrency Liabilities" has the meaning assigned to
     such term in Regulation D of the Federal Reserve Board, as in effect from time to time.

          G      "Eurodollar Advance" means that amount of the Loan on
     which interest is or is to be calculated with reference to the Eurodollar Rate.

          H      "Eurodollar Rate" means, for each Interest Period for a
     Eurodollar Advance, an interest rate per annum determined pursuant to the following formula:

               Eurodollar Rate =                LIBOR
                                   1.00-Eurodollar Reserve Percentage

          Where,

                     "Eurodollar Reserve Percentage"  means,
          for each Interest Period in respect of a Eurodollar Advance, the maximum reserve percentage in effect on the date LIBOR for such Interest Period is determined (whether or not applicable to the Bank) under regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) with respect to liabilities or assets consisting of or including Eurocurrency Liabilities having a term equal to such Interest Period; and

                     "LIBOR" means, for each Interest Period
          in respect of a Eurodollar Advance, the rate of interest determined by the Bank to be the rate of interest at which dollar deposits for such Interest Period and in an amount approximately equal to the principal amount of the Eurodollar Advance to be made or maintained by the Bank during such Interest Period would be offered to major banks in the London interbank market at their request at or about 11:00 a.m. (London time) on the second Business Day before the commencement of such Interest Period.

          I      "Federal Funds Rate" means, for any period a fluctuating
interest rate per annum equal for each day during such period  to
(i) the weighed average of the rate on overnight Federal fund transactions with members of the Federal Reserve System arranged by Federal fund brokers, as published for such day (or if such day is not a Business day, for the preceding Business Day) by the Federal Reserve Bank of New York, or, (ii) if such rate is not so published for any day which is a Business Day, the average of the quotation for such day such transaction received by the Bank from three (3) Federal fund brokers of recognized standing selected by Bank.

          J      "Federal Reserve Board" means the Board of Governors of
     the Federal Reserve System of the United States of America or any successor thereof.

          K       "Fixed Rate" means _______________ percent (______%) per
     annum.

          L      "Fixed Rate Advance" means the amount of principal of this note on which interest is or is to be calculated with respect to the Fixed Rate.

          M      "Interest Period" shall mean:

               (1) With respect to each Eurodollar Advance, the period commencing on the Business Day such Advance is disbursed or on the Adjustment Date on which an Advance is converted to such Eurodollar Advance and ending on the date one (1), two (2) or three (3) months thereafter as selected by the Borrower pursuant to Section 2 (b); provided:

                    _ In the case of continuation of a Eurodollar Advance
               pursuant to Section 3, the Interest Period applicable after the continuation of such Advance shall commence on the last day of the preceding Interest Period;

                    _ Any Interest Period which would otherwise end on a day
               which is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the preceding Business Day; and

                    _ Any Interest Period which begins on the last Business Day of a calendar month (or on a day for which there is not a numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period.

               (1) With respect to a Variable Rate Advance, the period commencing on the Business Day such Advance is disbursed or on the Adjustment Date on which an Advance is converted to such Variable Rate Advance and ending on a date such Variable Rate Advance is converted to an Advance of any other type as selected by the Borrower pursuant to Section 2 (b); provided any Interest Period which would end on a day which is not a Business Day shall be extended to the next succeeding Business Day.

               (2) Notwithstanding anything to the contrary contained in this definition of Interest Period, the Borrower may not select an Interest Period for any Advance which ends after the maturity of this note.

          ii. "Interest Period Payment Date" means the first day of each February, May, August and November.

          iii. "Prime Rate" means that rate of interest announced from time to time by NBD Bank, N.A. as its prime rate. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. The Bank may make commercial loans or other loans at rates of interest at, above or below the Prime Rate.

          iv. "Variable Rate Advance" means the amount of principal of this note on which interest is or is to be calculated with respect to the Variable Rate.

          v. "Variable Rate" means the higher of (i) the Federal Funds Rate plus one half of one percent per annum (0.5%), or (ii) the "Prime Rate".

     b.   Advances.

          i. The entire principal balance of this Note shall be disbursed to or for the benefit of the Borrower at once, and once repaid, may not be reborrowed. The Borrower shall designate whether the principal balance of this Note shall bear interest at
     (i) one or more fluctuating rates (a "Fluctuating Rate") equal to either (a) the Variable Rate, or (b) a a rate indexed to a Eurodollar Rate, with Interest Periods selected by the Borrower, or (ii) the Fixed Rate. The Borrower shall designate which part of the original balance of this Note be allocated to bear interest at a Fixed Rate (the "Fixed Rate Component"), and which part at a Fluctuating Rate (the "Fluctuating Rate Component").

          If Borrower elects to have any part of the principal of this Note bear interest at a Eurodollar Rate, the Borrower shall submit a request in accordance with the terms of this Section, a request ("Request") specifying the amount thereof, and the Interest Period related thereto.

          N Each Eurodollar Advance shall not be less than $500,000.00 and any higher integral multiple of $100,000.00 thereof, and there shall not be more than five Eurodollar Advances outstanding hereunder at any point in time;

          O The Requests for Eurodollar Advances must take cognizance of the required principal payments hereunder, and Interest Periods must be scheduled to avoid the requirement for prepayment of a Eurodollar Advance if a principal payment is required to be made hereunder.

          P Each Request, which shall be irrevocable once received, must be received by the Bank not later than 11:00 a.m., Indianapolis time, on the day such Advance is to be made if such Advance is a Variable Rate Advance and two (2) days prior to the day on such Advance is to be made if such Advance is a Eurodollar Advance. Requests may be made by telephone and Bank may, without further inquiry, rely on such telephonic requests as the act of the Borrower through any individual authorized by the Borrower in operating resolutions supplied from time to time by the Borrower to the Bank.

          Q The Bank will advance to the Borrower the amount so requested unless the Bank determines that any condition precedent set forth in the Agreement shall not be fulfilled as of the date of such Advance. All Advances will be made to the Borrower by a credit to the Borrower's account maintained at the Bank, or as otherwise directed by the Borrower.

          R All notices, (including Requests) received by the Bank after 11:00 a.m. Indianapolis time (or such other time as is specified in any section hereof) on a Business Day shall be deemed received on the next succeeding Business Day.

     .2   Conversion and Renewal of Advances.

          A The Borrower may, subject to the terms hereof, upon notice to the Bank received not later than 11:00 a.m. Indianapolis time, on the day of the proposed conversion or renewal and two (2) days on a Eurodollar Advance prior to the relevant Adjustment Date:

               (1)Elect to convert on any Business Day all or any portion of any Variable Rate Advance into a Eurodollar Advance;

               (2)Elect to convert on any Interest Period Payment Date, all or any portion of any Eurodollar Rate Advance maturing on such Interest Period Payment Date into a Variable Rate Advance; or

               (3)Elect to renew, on any Interest Period Payment Date, all or any portion of any Eurodollar Advance maturing on such Interest Period Payment Date by selecting the duration of the next
          Interest Period thereof; provided, however, that if any such Eurodollar Rate Advance is a Eurodollar Advance with an outstanding principal balance of less than Five Hundred Thousand and 00/100 Dollars ($500,000.00), such Advance shall be renewed as a Variable Rate Advance, and further provided, that any such Advance subject to renewal shall automatically convert to a Variable Rate Advance if the Borrower fails to convert such Advance to another type of Advance;

          B If, upon the expiration of any Interest Period applicable to an Advance, the Borrower has failed to select a new Interest Period to be applicable to such Advance, the Borrower shall be deemed to have elected to convert such Advance into a Variable Rate Advance effective as of the expiration of the current Interest Period applicable thereto;

          C Subject to the other provisions of this Agreement, if a Variable Rate is converted to or renewed as a Eurodollar Advance, the Borrower shall repay the principal amount of such Advance on the last day of the Interest Period applicable thereto with either a Variable Rate Advance or a Eurodollar Advance with the same or another Interest Period.

     .3   Interest.

          A Each Advance shall bear interest on the outstanding principal balance thereof from the date made until the due date, at a rate per annum equal to the Eurodollar Rate plus the Applicable Margin, or Variable Rate, or the Fixed Rate, as the case may be.

          B Interest shall be payable on each Interest Period Payment
     Date.

          C All computations of interest and fees under this Agreement shall be made on the basis of a year of three hundred sixty (360) days and calculated for the actual days elapsed. Interest shall accrue on any principal balance outstanding from and including the date of an Advance to but excluding the date on which such principal balance is repaid.

          D Notwithstanding anything to the contrary in this Agreement, all principal hereunder not paid when due, whether by lapse of time or by acceleration, shall bear interest after maturity at a rate equal to three percent (3.0%) per annum plus the otherwise applicable rate.

     .4   Repayment of Principal. Each Eurodollar Advance shall
mature and the principal amount thereof shall be due and payable on the last day of the Interest Period for such Eurodollar Advance, subject however to the Borrower's rights to renew or convert such Eurodollar Advance, and further subject to the principal reduction requirements hereinafter set forth.

      In addition to interest, the Borrower will be obligated to make quarterly principal reductions, due on the first day of each February, May, August and November, commencing November 1, 1996, in accordance with the following schedule:

     from November 1, 1996 through August 1, 1997 - $125,000 from November 1, 1997 through August 1, 1998 - $250,000 from November 1, 1998 through August 1, 1999 - $375,000 from November 1, 1999 through August 1, 2001 - $500,000 from November 1, 2001 through August 1, 2003 - $625,000

      The principal payments made shall be applied to the Fluctuating Rate Component and the Fixed Rate Component of this
Note on a pro-rata basis, based on the percentage of each component designated by the Borrower at execution of this Note.

     6.   Prepayment.

          A     The Borrower may not prepay a Eurodollar Advance at any
     time prior to the last day of the Interest Period applicable thereto, and/or may not prepay this note if it is bearing interest at the Fixed Rate prior to its maturity, without paying a premium calculated by the Bank equal to the Bank's investment loss, if any, assuming a reinvestment of prepaid funds in U.S. Treasury obligations of comparable maturities to the amounts being prepaid.

          B     The Borrower may prepay a Variable Rate Advance at any time without premium or penalty.


     .6        Method of Payment. Each payment of principal, due under
this note shall be made by the Borrower to the Bank at its main office in Indianapolis, Indiana and each payment of interest and other sums due under this Agreement shall be made without set-off or counterclaim in immediately available funds on a Business Day not later than 11:00 a.m. Indianapolis time. All sums received after such time shall be deemed received on the next Business
Day. Any payment due on a day that is not a Business Day shall be made on the next Business Day.

     .7 Evidence of Credit Extensions. Bank shall record the date, amount and maturity of each Advance and the amount of each payment of principal made by the Borrower with respect thereto on the grids attached thereto or, at the option of the Bank, in its records, and Bank's record shall be conclusive absent manifest error. Any statement of the Bank to the Borrower setting forth the Borrower's account regarding the Advances and payments shall be considered true and correct and binding on the Borrower unless Bank is notified in writing of any discrepancy or exception within thirty (30) days from the mailing by the Bank to the Borrower of any such monthly statement. Notwithstanding the foregoing, the failure to make, or an error in making, a notation with respect to any Advance shall not limit or otherwise affect the obligation of the Borrower hereunder or under this Note.

     .8     Increased Cost. If any applicable domestic or foreign law, treaty, rule or regulation now or later in effect or any interpretation or administration thereof by any governmental authority charged with its interpretation or administration, or compliance by the Bank with any guideline, request or directive of such an authority (whether or not having the force of law), including any risk-based capital guidelines, affects or would
affect  the  amount  of  capital  required  or  expected  to   be
maintained by the Bank with respect to this note if it is bearing interest at a Fixed Rate and the Bank determines that the amount of  such  capital is increased by or based upon the existence  of the  Bank's obligations under this agreement and the increase has the effect of reducing the rate of return on such Fixed Rate to a level below that which the Bank could have achieved but for such circumstances by an amount deemed by the Bank to be material, then the Borrower shall pay to the Bank, from time to time, upon request by the Bank, additional amounts sufficient to compensate the  Bank  for any increase in the amount of capital and  reduced rate of return which the Bank reasonably determines to be allocable to the existence of the Bank's obligations under this
agreement.   A  statement as to the amount of such  compensation,
prepared in good faith and in reasonable detail by the Bank and submitted by the Bank to the Borrower, shall be conclusive for all purposes absent manifest error in computation.


RELATED DOCUMENTS: The terms of any other document executed as part of the loan evidenced by this note are incorporated by reference.

EVENTS   OF  DEFAULT/ACCELERATION:   If  any  event  of   default
described in the Agreement occurs or is continuing, then this note shall become due immediately, without notice, at the Bank's option.

REMEDIES: If this note is not paid at maturity, whether by demand, acceleration or otherwise, the Bank shall have all of the rights and remedies provided by any law or agreement. Any requirement of reasonable notice shall be met if the Bank sends the notice to the Borrower at least seven (7) days prior to the date of sale, disposition or other event giving rise to the required notice. The Borrower is liable to the Bank for all reasonable costs and expenses of every kind incurred in the making or collection of this note, including, without limitation, reasonable attorneys' fees and court costs. These costs and expenses shall include, without limitation, any costs or expenses incurred by the Bank in any bankruptcy, reorganization, insolvency or other similar proceeding.

WAIVER: Each endorser and any other party liable on this note severally waives demand, presentment, notice of dishonor and protest, and consents to any extension or postponement of time of its payment without limit as to the number or period, to any substitution, exchange or release of all or any part of the Collateral, to the addition of any party, and to the release or discharge of, or suspension of any rights and remedies against, any person who may be liable for the payment of this note. No delay on the part of the Bank in the exercise of any right or remedy shall operate as a waiver. No single or partial exercise by the Bank of any right or remedy shall preclude any other future exercise of it or the exercise of any other right or remedy. No waiver or indulgence by the Bank of any default shall be effective unless in writing and signed by the Bank, nor shall a waiver on one occasion be construed as a bar to or waiver of that right on any future occasion.

MISCELLANEOUS: This note shall be binding on Borrower and its successors, and shall inure to the benefit of the Bank, its successors and assigns. Any reference to the Bank shall include any holder of this note. This note is governed by Indiana law. Section headings are for convenience of reference only and shall not affect the interpretation of this note. This note and any related loan documents embody the entire agreement between the Borrower and the Bank regarding the terms of the loan evidenced by this note and supersede all oral statements and prior writings relating to that loan.

WAIVER OF JURY TRIAL BY BANK AND BORROWER: The Bank and the Borrower, after consulting or having had the opportunity to consult with counsel, knowingly, voluntarily and intentionally waive any right either of them may have to a trial by jury in any litigation based upon or arising out of this note or any related instrument or agreement or any of the transactions contemplated by this note or any course of conduct, dealing, statements (whether oral or written), or actions of either of them. Neither the Bank nor the Borrower shall seek to consolidate, by counterclaim or otherwise, any action in which a jury trial has been waived with any other action in which a jury trial cannot be or has not been waived. These provisions shall not be deemed to have been modified in any respect or relinquished by either the Bank or the Borrower except by a written instrument executed by both of them.


                         MERIDIAN INSURANCE GROUP, INC.


                     By:_______________________________________
                         Norma J. Oman, President and Chief Executive Officer P.O. Box 1980
                         Indianapolis, IN  46206-1980
                         Tel:  (317) __________________
                         Fax:  (317) __________________


Borrower hereby designates that:

     an initial amount of $0.00 or 0.0% of the principal balance of this Note will bear interest at the Fixed Rate; and

     an initial amount of $12,000,000.00 or 100.0% of the principal balance of this Note will bear interest at a Fluctuating Rate.

                         MERIDIAN INSURANCE GROUP, INC.


                      By:_______________________________________
                         Norma J. Oman, President and Chief Executive Officer P.O. Box 1980
                         Indianapolis, IN  46206-1980
                         Tel.:  (317) __________________
                         Fax:  (317) __________________



                    DRAFT CLOSING CHECKLIST



BORROWER: MERIDIAN INSURANCE GROUP, INC.

LENDER:   NBD BANK, N.A., a national banking association

LOAN:          $ 12,000,000 Term Loan

PURPOSE : Capital contribution to subsidiary to accomplish the acquisition of Citizens Security Group, Inc. and its affiliates, and affiliation of Meridian entities with Citizens entities



ENABLING DOCUMENTS

8    Copy of articles of incorporation, bylaws

9    Certificate of existence

10   Resolution authorizing borrowing

11   Opinion of Counsel


LOAN DOCUMENTS

12   Term Loan Agreement

13   Note


MISCELLANEOUS


14   Copy of filed plan of merger (Certificate of merger to follow)

15   Copy  of  replacement Reinsurance  Pooling  Agreement, including
     Citizens entities

16   Copy   of   executed  Management   Services   Sharing
     Agreements, including Citizens entities

17   Copy   of  closing  statement  for  Acquisition   and
     Affiliation Transaction

18   Closing Statement for Loan






                       NON-QUALIFIED
                   STOCK OPTION AGREEMENT

 THIS AGREEMENT, made this 3rd day of March, 1997, between Meridian Insurance Group, Inc., with its principal office at Indianapolis, Indiana, (hereinafter called the
"Corporation") and
________________________________, residing at
_________________, ________, __________, __________,
(hereinafter called the "Employee").

                        WITNESSETH THAT:

 WHEREAS, the directors of the Corporation adopted the 1996
Employee Incentive Stock Plan (the "Plan") on December 6,
1995, and the shareholders of the Corporation approved the Plan at their meeting held on May 1, 1996; and

 WHEREAS, the Employee has been designated, in accordance with the terms of the Plan, as a key employee to whom an Option to purchase shares of the Corporation is to be granted;

 NOW, THEREFORE, it is mutually agreed as follows:

 1. The Corporation hereby grants to the Employee, on the terms and conditions hereinafter set forth, an Option to purchase all or any part of ________ shares of the Corporation's common shares at a price of $15.75 per share.
This Option is for all purposes pursuant and subject to the provisions of the Plan, and the Employee agrees to be bound by the rules and regulations for the administration of the Plan as presently prescribed or hereafter amended, and by any amendment, construction or interpretation of the Plan adopted by the Board of Directors of the Corporation.

 2. The right to purchase the shares subject to this Option shall accrue on the following dates provided the Employee is employed by the Corporation on such dates: one-third (1/3) on March 3, 1998, one-third (1/3) on March 3, 1999, and one-third (1/3) on March 3, 2000. No part of the Option shall lapse by reason of any omission to exercise the Option or any part thereof prior to March 3, 2007.

 3. This Option may be exercised only by written notice to the Corporation specifying the number of shares in respect of which the Option is being exercised and by payment to the Corporation in cash of the full purchase price for the shares so specified, or, at the option of the Employee the purchase price may be paid in whole or in part through the transfer to the Corporation of shares of Meridian stock previously acquired by the Employee.

 4. The Corporation shall take any action required by law and applicable regulations, including the Indiana Securities Act and the rules and regulations of the Indiana Securities Division, to authorize the issuance and delivery of any shares covered by this Option. Upon completion of such action and the receipt of payment for the shares in respect of which this Option is exercised, the Corporation shall deliver to the Employee or his duly authorized representatives, certificates for such shares, which shares shall be fully paid and non-assessable.

 5. (a) If prior to the delivery by the Corporation of all of the shares covered by this Option, there shall be any increase or decrease in the number of issued shares of the Corporation resulting from a subdivision or consolidation of shares or any other capital adjustment, the payment of a share dividend, or other increase or decrease in the shares of the Corporation effected without receipt of consideration, there shall be a proportionate and equitable adjustment of the terms of this Option with respect to the amount and class of shares remaining subject to the Option and the purchase price to be paid therefor, as determined by the Board of Directors or their designated Committee.


 (b) In the event that, prior to the delivery by the Corporation of all of the shares covered by this Option, there shall be a capital reorganization or reclassification of the Corporation resulting in a substitution of other shares for common shares, there shall be substituted for the shares of the Corporation the number of substitute shares which would have been issued in exchange for the common shares then remaining under the Option if such common shares had been then issued and outstanding.

 (c) If the Corporation shall enter into any agreement providing for the merger or consolidation of the Corporation with or into any other person, regardless of whether or not the Corporation shall be the surviving or resulting Corporation as a consequence of such merger or consolidation, the Corporation shall have the right to terminate this Agreement and to thereby terminate all rights thereunder on thirty (30) days' written notice to the Employee; provided, however, that if such merger or consolidation is not consummated within 180 days from the date of the notice, the Agreement so terminated shall be deemed to have been continuously in effect since the date of execution thereof. In the event of a dissolution or liquidation of the Corporation, the Corporation shall give thirty (30) days' written notice thereof to the Employee, and all rights of the Employee under this Agreement shall be deemed to be terminated upon such dissolution or liquidation.

 6. The Employee shall have no rights or privileges as a shareholder of the Corporation with respect to the common shares issuable under this Option until certificates representing such shares have been delivered to him.

 7. The Employee agrees, for himself and his personal representatives, that any and all shares purchased by him or them, upon the exercise of any portion of this Option, may be "restricted securities" within the meaning of Rule 144 promulgated by the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 (the "1933 Act"), or may otherwise be subject to the provisions of Rule 144. The Employee may be required to agree in writing, at any time deemed appropriate by the Corporation, that there will be no sale or other disposition of the shares (i) unless a registration statement is in effect with respect to the resale of such shares, (ii) unless the Employee has received an opinion from counsel for the Corporation to the effect that the shares may be sold without compliance with the registration provisions of the 1933 Act, or (iii) unless a "no-action" letter to that effect has been obtained from the staff of the SEC. In this connection, all certificates representing the shares purchased upon exercise of this Option may have set forth thereon a legend evidencing the foregoing restrictions in such form as the Corporation may determine, and appropriate stop transfer instructions may be issued to the Corporation's transfer agent in connection therewith. In addition, the Employee may be required to agree to any other limitation upon resale deemed appropriate by the Corporation for the purpose of complying with the then current rules and regulations of the SEC.

 8. This Option shall not be assignable or transferable by the Employee otherwise than by will or the laws of descent and distribution and shall be exercisable during his lifetime only by him.

 9. (a) If the Employee shall cease to be employed by a Company in the Meridian Group (as defined in the 1996 Employee Incentive Stock Plan) for reasons other than (i) death, (ii) discharge for cause, or (iii) voluntary action of the Participant without the written consent of the President of the Company (or the President's delegate), the Employee may exercise this Option at any time within three years after such termination, to the extent of the number of shares covered by this Option which were purchasable at the date of such termination; provided, however, that this Option shall be so exercisable only until the earlier of the expiration of such three-year period or the expiration date of such Option.

 (b) If the Employee shall cease to be employed by a Company in the Meridian Group either (i) for cause or (ii) by voluntary action of the Employee without the written consent of the President of the Company (or the President's delegate), this Option shall expire and any rights hereunder shall terminate immediately.

 (c) Should the Employee die either while in the employ of a Company in the Meridian Group or after termination of such employment (other than discharge for cause, by voluntary action of the Employee without the written consent of the President of the Company, or the President's delegate), the Option rights of the deceased Employee may be exercised by his or her Personal Representative until the earlier of one year after the Employee's death or three years after his or her termination of employment to the extent of the number of shares covered by this Option which were purchasable at the date of such death except that this Option shall not be exercisable on any date beyond the expiration date of this Option. If the Employee granted an Option should die within thirty days prior to the expiration date of such Option, if on the date of death the Employee was then entitled to exercise such Option, and if the Option expires without being exercised, the Personal Representative of the Employee shall receive in settlement a cash payment from the Company of a sum equal to the amount, if any, by which the Fair Market Value (determined on the expiration date of the Option) of Meridian Stock subject to the Option exceeds the Option Price.

 10. A leave of absence for the Employee during the term of this Option which is authorized by the Corporation shall not be deemed a termination of employment; however, the Employee may not exercise any Options hereunder during such leave of absence.

 11. Nothing in this Agreement shall be deemed to create any limitation or restriction upon such rights as the Corporation would otherwise have to terminate the employment of the Employee at any time for any reason.

 12. Any notice to be given or served under the terms of this Agreement shall be delivered to the Secretary of the Corporation and to the Employee at the address shown above, or such other address or addresses as either party may designate in writing to the other. Any such notice shall be deemed to have been duly given or delivered if it is sent by registered or certified mail, return receipt requested.

 13. This Agreement shall be construed in accordance with the laws of Indiana and shall be binding on and inure to the benefit of any successor or successors of the Corporation and the personal representatives of the Employee.

 IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.

                         MERIDIAN INSURANCE GROUP, INC.



By___________________________________________


Printed________________________________________


Title___________________________________________


Employee_______________________________________



              INCENTIVE STOCK OPTION AGREEMENT


 THIS AGREEMENT, made this 3rd day of March, 1997, by and between Meridian Insurance Group, Inc., with its principal office at Indianapolis, Indiana (hereinafter called the "Corporation"), and ______________________, residing at
_______________________, ___________, ___________,
__________, (hereinafter called the "Employee").

                      WITNESSETH THAT:

 WHEREAS, the directors of the Corporation adopted the 1996
Employee Incentive Stock Plan (the "Plan") on December 6,
1995, and the shareholders of the Corporation approved the Plan at their meeting held on May 1, 1996; and

 WHEREAS, the Employee has been designated, in accordance with the terms of the Plan, as a key employee to whom an Option to purchase shares of the Corporation is to be granted;

 NOW, THEREFORE, it is mutually agreed as follows:

 1. The Corporation hereby grants to the Employee, on the terms and conditions hereinafter set forth, an Option to purchase all or any part of _______ shares of the Corporation's common shares at a price of $15.75 per share.
This Option is for all purposes pursuant and subject to the provisions of the Plan, and the Employee agrees to be bound by the rules and regulations for the administration of the Plan as presently prescribed or hereafter amended, and by any amendment, construction or interpretation of the Plan adopted by the Board of Directors of the Corporation.

 2. The right to purchase the shares subject to this Option shall accrue on the following dates provided the Employee is employed by the Corporation on such dates: one-third on March 3, 1998; one-third on March 3, 1999, and one-third on March 3, 2000. No part of the Option shall lapse by reason of any omission to exercise the Option or any part thereof prior to March 3, 2007.

 3. This Option may be exercised only by written notice to the Corporation specifying the number of shares in respect of which the Option is being exercised and by payment to the Corporation in cash of the full purchase price for the shares so specified, or, at the option of the Employee the purchase price may be paid in whole or in part through the transfer to the Corporation of shares of Meridian stock previously acquired by the Employee.

 4. The Corporation shall take any action required by law and applicable regulations, including the Indiana Securities Act and the rules and regulations of the Indiana Securities Division, to authorize the issuance and delivery of any shares covered by this Option. Upon completion of such action and the receipt of payment for the shares in respect of which this Option is exercised, the Corporation shall deliver to the Employee or his duly authorized representatives, certificates for such shares, which shares shall be fully paid and non-assessable.

 5. (a) If prior to the delivery by the Corporation of all of the shares covered by this Option, there shall be any increase or decrease in the number of issued shares of the Corporation resulting from a subdivision or consolidation of shares or any other capital adjustment, the payment of a share dividend, or other increase or decrease in the shares of the Corporation effected without receipt of consideration, there shall be a proportionate and equitable adjustment of the terms of this Option with respect to the amount and class of shares remaining subject to the Option and the purchase price to be paid therefor, as determined by the Board of Directors or their designated Committee.

 (b) In the event that, prior to the delivery by the Corporation of all of the shares covered by this Option, there shall be a capital reorganization or reclassification of the Corporation resulting in a substitution of other shares for common shares, there shall be substituted for the shares of the Corporation the number of substitute shares which would have been issued in exchange for the common shares then remaining under the Option if such common shares had been then issued and outstanding.

 (c) If the Corporation shall enter into any agreement providing for the merger or consolidation of the Corporation with or into any other person, regardless of whether or not the Corporation shall be the surviving or resulting Corporation as a consequence of such merger or consolidation, the Corporation shall have the right to terminate this Agreement and to thereby terminate all rights thereunder on thirty (30) days' written notice to the Employee; provided, however, that if such merger or consolidation is not consummated within 180 days from the date of the notice, the Agreement so terminated shall be deemed to have been continuously in effect since the date of execution thereof. In the event of a dissolution or liquidation of the Corporation, the Corporation shall give thirty (30) days' written notice thereof to the Employee, and all rights of the Employee under this Agreement shall be deemed to be terminated upon such dissolution or liquidation.

 6. The Employee shall have no rights or privileges as a shareholder of the Corporation with respect to the common shares issuable under this Option until certificates representing such shares have been delivered to him.

 7. The Employee agrees, for himself and his personal representatives, that any and all shares purchased by him or them, upon the exercise of any portion of this Option, may be "restricted securities" within the meaning of Rule 144 promulgated by the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 (the "1933 Act"), or may otherwise be subject to the provisions of Rule 144. The Employee may be required to agree in writing, at any time deemed appropriate by the Corporation, that there will be no sale or other disposition of the shares (i) unless a registration statement is in effect with respect to the resale of such shares, (ii) unless the Employee has received an opinion from counsel for the Corporation to the effect that the shares may be sold without compliance with the registration provisions of the 1933 Act, or (iii) unless a "no-action" letter to that effect has been obtained from the staff of the SEC. In this connection, all certificates representing the shares purchased upon exercise of this Option may have set forth thereon a legend evidencing the foregoing restrictions in such form as the Corporation may determine, and appropriate stop transfer instructions may be issued to the Corporation's transfer agent in connection therewith. In addition, the Employee may be required to agree to any other limitation upon resale deemed appropriate by the Corporation for the purpose of complying with the then current rules and regulations of the SEC.

 8. This Option shall not be assignable or transferable by the Employee otherwise than by will or the laws of descent and distribution and shall be exercisable during his lifetime only by him.

 9. (a) If the Employee shall cease to be employed by a Company in the Meridian Group (as defined in the 1996 Employee Incentive Stock Plan) for reasons other than (i) death, (ii) discharge for cause, or (iii) voluntary action of the Participant without the written consent of the President of the Company (or the President's delegate), the Employee may exercise this Option at any time within three months after such termination, to the extent of the number of shares covered by this Option which were purchasable at the date of such termination; provided, however, that this Option shall be so exercisable only until the earlier of the expiration of such three-month period or the expiration date of such Option.

 (b) If the Employee shall cease to be employed by a Company in the Meridian Group either (i) for cause or (ii) by voluntary action of the Employee without the written consent of the President of the Company (or the President's delegate), this Option shall expire and any rights hereunder shall terminate immediately.

 (c) Should the Employee die either while in the employ of a Company in the Meridian Group or after termination of such employment (other than discharge for cause, by voluntary action of the Employee without the written consent of the President of the Company, or the President's delegate), the Option rights of the deceased Employee may be exercised by his or her Personal Representative until the earlier of one year after the Employee's death or three months after his or her termination of employment to the extent of the number of shares covered by this Option which were purchasable at the date of such death except that this Option shall not be so exercisable on any date beyond the expiration date of this Option. If the Employee granted an Option should die within thirty days prior to the expiration date of such Option, if on the date of death the Employee was then entitled to exercise such Option, and if the Option expires without being exercised, the Personal Representative of the Employee shall receive in settlement a cash payment from the Company of a sum equal to the amount, if any, by which the Fair Market Value (determined on the expiration date of the Option) of Meridian Stock subject to the Option exceeds the Option Price.

 10. A leave of absence for the Employee during the term of this Option which is authorized by the Corporation shall not be deemed a termination of employment; however, the Employee may not exercise any Options hereunder during such leave of absence.

 11. Nothing in this Agreement shall be deemed to create any limitation or restriction upon such rights as the Corporation would otherwise have to terminate the employment of the Employee at any time for any reason.

 12. Any notice to be given or served under the terms of this Agreement shall be delivered to the Secretary of the Corporation and to the Employee at the address shown above, or such other address or addresses as either party my designate in writing to the other. Any such notice shall be deemed to have been duly given or delivered if it is sent by registered or certified mail, return receipt requested.

 13. This Agreement shall be construed in accordance with the laws of Indiana and shall be binding on and inure to the benefit of any successor or successors of the Corporation and the personal representatives of the Employee.

 IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.

                                   MERIDIAN INSURANCE GROUP, INC.

                                   _____________________________________
                                   By:_____________________________
                                   Employee

                                   Title:____________________________


                       MERIDIAN INSURANCE
                     PARTICIPANT DESCRIPTION
        FISCAL YEAR 1996 ANNUAL EXECUTIVE INCENTIVE PLAN

Participant Name:

Title:

PURPOSE

Meridian's 1996 Annual Incentive Plan is designed to provide you with a very competitive opportunity to increase your cash compensation and your ownership of MIGI stock for the attainment of the annual financial objectives.

You have been selected to participate in this plan because you are in a position to substantially influence the accomplishment of the corporate objectives.

1996 ANNUAL PLAN CONCEPTS

The Plan is structured to pay a cash award based on meeting or exceeding the 1996 combined pre-tax income goals of the property-casualty operations. Each plan participant's total award is based on how well the companies do overall.

The size of your cash award may vary from ThresholdPercent to MaximumPercent of your annual base salary as of December 31, 1996, and is based on meeting at least the threshold pre-tax income goal.

PLAN DETAILS

The target cash award amount is calculated as a percent of your
1996 year-end salary.   For example, your target cash bonus is
TargetPercent. Using your salary as of December 31, 1995, your target award would be $TargetAward.

No incentive plan payment shall be made to any plan participant in years when the pre-tax income result fails to meet a minimum acceptable level. For fiscal year 1996, no incentives shall be paid if the combined pre-tax income is less than $X.

The corporate goals are established each year as part of the budgeting process. Applicable company goals and your accompanying awards are as follows:

              CORPORATE FINANCIAL PERFORMANCE
        Award Payout Schedule as a % of Base Salary
                      Pre-Tax Income         Your Award
                                              Potential
Maximum (120% of            $X            X% of base salary
goal)
Target (100% of             $X            X% of base salary
goal)
Threshold (80% of           $X            X% of base salary
goal)



Pre-tax income results must fully reach the threshold level to result in an award payout. The award will be pro-rated for results between threshold and maximum pre-tax income levels. For example, if pre-tax income is $X (halfway between target and maximum), then your bonus would be X percent (or halfway between the target and maximum award).

The Company has been motivated to adopt this plan, in part, to encourage and allow participants to increase their equity holdings in MIGI. As always, the timing of stock purchase(s) should be consistent with the safe harbor periods permitted by insider trading requirements. The Legal Department or Human Resources should be contacted in advance of any MIGI stock transaction to verify permissible timeframes.

AWARD PAYMENT

Barring unforeseen circumstances, individual cash awards will be finalized after the close of the fiscal year for payment in March. Normally, the award will be paid in cash at that time. All appropriate taxes will be deducted from the award payment.

TERMINATION OF EMPLOYMENT

No bonuses are payable in the event of a participant's termination during the Plan year other than by death, permanent disability or normal retirement, in which event a discretionary payment may be made. Generally, in order to be eligible for a bonus payout, the participant must be a full-time active employee of the Company at the time of the cash bonus payment. An employee for whom a formal leave of absence has been granted by the Company may be construed to be a full-time active employee of the Company at the time of cash bonus payment with the approval of the President.

The Joint Compensation Committee reserves the right to modify or terminate this incentive plan as necessary.



                       MERIDIAN INSURANCE
                     PARTICIPANT DESCRIPTION
        FISCAL YEAR 1997 ANNUAL EXECUTIVE INCENTIVE PLAN

Participant Name:

Title:

PURPOSE

Meridian's 1997 Annual Incentive Plan is designed to provide you with a very competitive opportunity to increase your cash compensation and your ownership of MIGI stock for the attainment of the annual financial objectives.

You have been selected to participate in this plan because you are in a position to substantially influence the accomplishment of the corporate objectives.

1997 ANNUAL PLAN CONCEPTS

The Plan is structured to pay an award in cash, in Meridian Insurance Group, Inc. stock or a combination of both, based on meeting or exceeding the 1997 consolidated combined pre-tax income goals of the property-casualty operations. Each plan participant's total award is based on how well the companies do overall.

The size of your cash award may vary from ThresholdPercent percent to MaximumPercent percent of your annual base salary as of December 31, 1997, and is based on meeting at least the threshold pre-tax income goal.

PLAN DETAILS

The target cash award amount is calculated as a percent of your 1997 year-end salary. For example, your target cash bonus is TargetPercent percent. Using your salary as of December 9, 1996, your target award would be $TargetAward.

No incentive plan payment shall be made to any plan participant in years when the pre-tax income result fails to meet a minimum acceptable level. For fiscal year 1997, no incentives shall be paid if the combined pre-tax income is less than $X.

The corporate goals are established each year as part of the budgeting process. Applicable company goals and your accompanying awards are as follows:

              CORPORATE FINANCIAL PERFORMANCE
        Award Payout Schedule as a % of Base Salary
                      Pre-Tax Income         Your Award
                                              Potential
Maximum (120% of            $X            X% of base salary
goal)
Target (100% of             $X            X% of base salary
goal)
Threshold (80% of           $X            X% of base salary
goal)
Pre-tax income results must fully reach the threshold level to result in an award payout. The award will be pro-rated for results between threshold and maximum pre-tax income levels. For example, if pre-tax income is $X (halfway between target and maximum), then your bonus would be ExamplePercent percent (or halfway between the target and maximum award).

The Company has been motivated to adopt this plan, in part, to encourage and allow participants to increase their equity holdings in MIGI. As always, the timing of stock purchase(s) should be consistent with the safe harbor periods permitted by insider trading requirements. The Legal Department or Human Resources should be contacted in advance of any MIGI stock transaction to verify permissible timeframes.

AWARD PAYMENT

Barring unforeseen circumstances, individual cash awards will be finalized after the close of the fiscal year for payment in March. The award is payable in cash, in stock of Meridian Insurance Group, Inc. or a combination of both payment methods. All appropriate taxes will be deducted from the award payment.

TERMINATION OF EMPLOYMENT

No bonuses are payable in the event of a participant's termination during the Plan year other than by death, permanent disability or normal retirement, in which event a discretionary payment may be made. Generally, in order to be eligible for a bonus payout, the participant must be a full-time active employee of the Company at the time of the cash bonus payment. An employee for whom a formal leave of absence has been granted by the Company may be construed to be a full-time active employee of the Company at the time of cash bonus payment with the approval of the President.
The Joint Compensation Committee reserves the right to modify or terminate this incentive plan as necessary.



                         DIRECTORS'
                       NON-QUALIFIED
                   STOCK OPTION AGREEMENT

      THIS AGREEMENT, made this ___day of _______, 199__, between Meridian Insurance Group, Inc., with its principal office at Indianapolis, Indiana, (hereinafter called the "Corporation") and ____________________________, residing at
_________________________________,  _________,   __________,
___________, (hereinafter called the "Director").

                      WITNESSETH THAT:

      WHEREAS, the Directors of the Corporation adopted the 1994 Outside Directors' Stock Option Plan (the "Plan") on March 4, 1994, and the shareholders of the Corporation approved the Plan at their meeting held on May 4, 1994; and

       WHEREAS,   the  Director  has  been  designated,   in
accordance with the terms of the Plan, as a Director to whom an Option to purchase shares of the Corporation is to be granted;

     NOW, THEREFORE, it is mutually agreed as follows:

      1. The Corporation hereby grants to the Director, on the terms and conditions hereinafter set forth, an Option to purchase all or any part of 1,000 shares of the Corporation's common shares at a price of $___ per share. This Option is for all purposes pursuant and subject to the provisions of the Plan, and the Director agrees to be bound by the rules and regulations for the administration of the Plan as presently prescribed or hereafter amended, and by any amendment, construction or interpretation of the Plan adopted by the Board of Directors of the Corporation.

      2. The right to purchase the shares subject to this Option shall accrue on ________________, 199__, provided the Director is a member of the Board of Directors of the Corporation on such date. No part of the Option shall lapse by reason of any omission to exercise the Option or any part thereof prior to _____________, 200__.

      3. This Option may be exercised only by written notice to the Corporation specifying the number of shares, which may not be less than 100 shares, in respect of which the Option is being exercised and by payment to the Corporation in cash of the full purchase price for the shares so specified, or, at the option of the Director the purchase price may be paid in whole or in part through the transfer to the Corporation of shares of Meridian stock previously acquired by the Director.

      4. The Corporation shall take any action required by law and applicable regulations, including the Indiana Securities Act and the rules and regulations of the Indiana Securities Division, to authorize the issuance and delivery of any shares covered by this Option. Upon completion of such action and the receipt of payment for the shares in respect of which this Option is exercised, the Corporation shall deliver to the Director or his duly authorized representatives, certificates for such shares, which shares shall be fully paid and non-assessable.

      5. (a) If prior to the delivery by the Corporation of all of the shares covered by this Option, there shall be any increase or decrease in the number of issued shares of the Corporation resulting from a subdivision or consolidation of shares or any other capital adjustment, the payment of a share dividend, or other increase or decrease in the shares of the Corporation effected without receipt of consideration, there shall be a proportionate and equitable adjustment of the terms of this Option with respect to the amount and class of shares remaining subject to the Option and the purchase price to be paid therefor, as determined by the Board of Directors or their designated Committee.

           (b) In the event that, prior to the delivery by the Corporation of all of the shares covered by this Option, there shall be a capital reorganization or reclassification of the Corporation resulting in a substitution of other shares for common shares, there shall be substituted for the shares of the Corporation the number of substitute shares which would have been issued in exchange for the common shares then remaining under the Option if such common shares had been then issued and outstanding.

           (c) If the Corporation shall enter into any agreement providing for the merger or consolidation of the Corporation with or into any other person, regardless of whether or not the Corporation shall be the surviving or resulting Corporation as a consequence of such merger or consolidation, the Corporation shall have the right to terminate this Agreement and to thereby terminate all rights thereunder on thirty (30) days' written notice to the Director, and upon giving of any such notice, all Options shall become immediately exercisable in full; provided, however, that if such merger or consolidation is not consummated within 180 days from the date of the notice, the Agreement so terminated shall be deemed to have been continuously in effect since the date of execution thereof. In the event of a dissolution or liquidation of the Corporation, the Corporation shall give thirty (30) days' written notice thereof to the Director, and upon giving of any such notice, all Options shall become immediately exercisable in full, and all rights of the Director under this Agreement shall be deemed to be terminated upon such dissolution or liquidation.

     6.   The Director shall have no rights or privileges as
a  shareholder of the Corporation with respect to the common
shares   issuable  under  this  Option  until   certificates
representing such shares have been delivered to him.

      7. The Director agrees, for himself and his personal representatives, that any and all shares purchased by him or them, upon the exercise of any portion of this Option, may be "restricted securities" within the meaning of Rule 144 promulgated by the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 (the "1933 Act"), or may otherwise be subject to the provisions of Rule 144. The Director may be required to agree in writing, at any time deemed appropriate by the Corporation, that there will be no sale or other disposition of the shares (i) unless a registration statement is in effect with respect to the resale of such shares, (ii) unless the Director has received an opinion from counsel for the Corporation to the effect that the shares may be sold without compliance with the registration provisions of the 1933 Act, or (iii) unless a "no-action" letter to that effect has been obtained from the staff of the SEC. In this connection, all certificates representing the shares purchased upon exercise of this Option may have set forth thereon a legend evidencing the foregoing restrictions in such form as the Corporation may determine, and appropriate stop transfer instructions may be issued to the Corporation's transfer agent in connection therewith. In addition, the Director may be required to agree to any other limitation upon resale deemed appropriate by the Corporation for the purpose of complying with the then current rules and regulations of the SEC.

       8.     This   Option  shall  not  be  assignable   or
transferable by the Director otherwise than by will or the laws of descent and distribution and shall be exercisable during his lifetime only by him.

      9. (a) If the Director shall cease to be a Director of a Company in the Meridian Group (as defined in the 1994 Outside Directors' Stock Option Plan) for reasons other than death, the Director may exercise this Option at any time within three years after such termination, to the extent of the number of shares covered by this Option which were purchasable at the date of such termination; provided, however, that this Option shall be so exercisable only until the earlier of the expiration of such three-year period or the expiration date of such Option.

           (b) Should the Director die either while serving as an Outside Director of a Company in the Meridian Group or after termination of such service, the Option rights of the deceased Director may be exercised by his or her Personal Representative until the earlier of one year after the Director's death or three years after his or her termination of service to the extent of the number of shares covered by this Option which were purchasable at the date of such death except that this Option shall not be exercisable on any date beyond the expiration date of this Option. If the Director granted an Option should die within thirty days prior to the expiration date of such Option, if on the date of death the Director was then entitled to exercise such Option, and if the Option expires without being exercised, the Personal Representative of the Director shall receive in settlement a cash payment from the Corporation of a sum equal to the amount, if any, by which the Fair Market Value (determined on the expiration date of the Option) of Meridian Stock subject to the Option exceeds the Option Price.

      10. Any notice to be given or served under the terms of this Agreement shall be delivered to the Secretary of the Corporation and to the Director at the address shown above, or such other address or addresses as either party may designate in writing to the other. Any such notice shall be deemed to have been duly given or delivered if it is sent by registered or certified mail, return receipt requested.

       11. This Agreement shall be construed in accordance with the laws of Indiana and shall be binding on and inure to the benefit of any successor or successors of the Corporation and the personal representatives of the Director.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.

                         MERIDIAN INSURANCE GROUP, INC.



By:______________________________________


Printed:___________________________________


Title:_____________________________________


Director___________________________________




              DEFERRED COMPENSATION PLAN AGREEMENT


      THIS AGREEMENT, made and entered into as of this 1st day of

August,  1995, by and between Citizens Security Mutual  Insurance

Company, a Minnesota corporation, with principal offices  in  Red

Wing,  Minnesota (hereinafter referred to as the "Company"),  and

Scott  Broughton, an individual residing in the City of Red Wing,

Minnesota (hereinafter referred to as the "Employee"),

     WITNESSETH THAT:

     WHEREAS, the Employee is employed by the Company; and

      WHEREAS,  the  Company  recognizes  the  valuable  services heretofore  performed  for  it by  the  Employee  and  wishes  to encourage his continued employment; and

      WHEREAS,  the  Employer  wishes to  provide  Employee  with

deferred   compensation  and  Employee  wishes  to   defer   such

compensation; and

      WHEREAS,  the parties hereto wish to provide the terms  and conditions  upon  which  the  Company  shall  pay  such  deferred compensation to the Employee or his designated beneficiary; and

      WHEREAS,  the parties hereto intend that this Agreement  be considered  an  unfunded  arrangement,  maintained  primarily  to provide deferred compensation benefits for the Employee, a member of  select group of management or highly compensated employees of the  Company, for purposes of the Employee Retirement Income  Act of 1974, as amended;

      NOW,  THEREFORE,  in consideration of the  mutual  promises herein contained, the parties hereto agree as follows:

     1.        DEFINITION OF TERMS.  Certain words and phrases are

defined  when  first used in later paragraphs of this  Agreement.

In  addition,  the following words and phrases when used  herein,

unless  the  context clearly requires otherwise, shall  have  the following respective meanings:

          (a) Agreement. This Agreement, together with any and all amendments or supplements thereto.

          (b) Early Retirement Date: The date the Employee attains fifty-five (55) years of age.

          (c)       Fiscal Year:  The taxable year of the Company.

          (d) Normal Retirement Date: The date the Employee attains sixty-five (65) years of age.

          (e) Retirement Account: Book entries maintained by the Company reflecting Deferred Amounts and Additions thereon; provided, however, that the existence of such book entries and the Retirement Account shall not create and shall not be deemed to create a trust of any kind, or a fiduciary relationship between the Company and the Employee, his designated beneficiary, or other beneficiaries under this Agreement.

     1.        DEFERRED COMPENSATION.  Commencing on the date this

Agreement  is made, and continuing through the date on which  the

Employee's employment terminates as herein provided or because of his  death,  early retirement, normal retirement, disability,  or any  other cause, (whichever shall first occur), the Employee and the  Company  agree that the Company shall credit  to  Employee's

Retirement  Account  Seven Thousand Dollars  ($7,000.00)  (herein

"Annual  Deferral  Sum"), on August 1,  1995  and  on  the  first business  day in August of each year thereafter.  The amounts  so

credited   to   Employee's  Retirement  Account  are  hereinafter

collectively referred to as "Deferred Amounts."

2. ACCRUED BENEFIT. The term Accrued Benefit when used with regard to the Employee shall mean the sum of all Deferred Amounts, plus any increases or decreases in value allocated to them, due and owing to the Employee or the Employee's beneficiaries on the date of retirement, disability retirement, termination or death, as the case may be; provided, however, that Accrued Benefit with regard to the Employee or the Employee's beneficiaries, shall never be less than the total of all Deferred Amounts deposited into that Employee's Retirement Account.

3. (a) Retirement Benefit. The Company agrees that, from and after the retirement of the Employee from the service of the Company upon reaching his Early Retirement Date or Normal Retirement Date, the Company shall thereafter pay as a retirement benefit ("Retirement Benefit") to the Employee the Employee's entire Accrued Benefit, plus an additional "Yield Amount" as determined below, payable in equal monthly installments for a period of two hundred forty (240) months, commencing with the first day of the first month following the Employee's retirement ("Commencement Date"). The additional Yield Amount to be paid shall be determined by applying the amount of yield on a U.S. Treasury Bond with a maturity occurring twenty (20) years after the Commencement Date, to the Accrued Benefit (or any balance of the Accrued Benefit which has not been paid to the Employee) as reported in the Wall Street Journal.

     (a)       Election of Benefits Upon Early Retirement Date or

Normal Retirement Date.  The Employee shall have the option, upon attaining his Early Retirement Date or Normal Retirement Date, to

elect  to  receive  his Retirement Benefit,  notwithstanding  his continued  employment with the Company after he has attained  his

Early  Retirement Date or Normal Retirement Date.  The Employee's

election  to  receive his Retirement Benefit notwithstanding  his continued  employment must be made in writing  at  least  fifteen

(15) days prior to his Early Retirement Date or Normal Retirement

Date,  whichever  applies.  The Retirement Benefit  payable  upon election pursuant to this paragraph 4(b) shall be the amount that would  have  been payable had the Employee retired  from  service with  the  Company  as  of his Early Retirement  Date  or  Normal

Retirement Date, whichever applies.  Any such election  shall  be

irrevocable,  and  shall  result  in  the  termination   of   the

Employee's right to any further deferrals hereunder.

     4.         DISABILITY RETIREMENT.  Notwithstanding any other

provision  hereof,  the  Employee shall be  entitled  to  receive payments  hereunder prior to his Early Retirement Date or  Normal

Retirement  Date, whichever applies, in any case in which  it  is determined  by a duly licensed physician selected by the  Company that,  because  of  ill health, accident, disability  or  general inability  because  of  age,  the Employee  is  no  longer  able,

properly and satisfactorily, to perform his regular duties as  an

Employee.  If the Employee's employment is terminated pursuant to this  paragraph  5,  the  disability retirement  benefit  payable hereunder ("Disability Retirement Benefit") shall be that  amount that  would  have  been payable as a Retirement Benefit  had  the

Employee attained his Normal Retirement Date on the date  of  the physician's  disability determination. The Disability  Retirement

Benefit  payable under this paragraph 5 shall be  distributed  in accordance  with  the  provisions of paragraph  4(a)  as  if  the

Employee  had  retired on the date of the physician's  disability determination.

5. (a) Death Benefit Prior to Commencement of Retirement Benefits. In the event of the Employee's death while in the employment of the Company and prior to the commencement of Retirement Benefits or Disability Retirement Benefits, the Company shall pay the Accrued Benefit in the Employee's Retirement Account as of the date of his death in equal monthly installments for a period of one hundred twenty (120) months to the Employee's designated beneficiary, in accordance with the last such designation received by the Company from the Employee prior to his death. If no such designation has been received by the Company from the Employee prior to his death or if said payments are otherwise to be made as provided herein, said payments shall be made to the Employee's then living spouse, so long as she shall live and thereafter to such person or persons, including her estate, as she may appoint under her Will, making specific reference hereto; if the Employee is not survived by a spouse or if she shall fail to so appoint, then said payments shall be made to the then living children of the Employee, if any, in equal shares, for their joint and survivor lives; and if none, or after their respective joint and survivor lives, any balance thereof in one lump sum to the estate of the Employee. Such payments shall commence on the first day of the first month following the Employee's death.

     (a)       Death Benefit After Commencement of Benefits.  In the

event   of  the  Employee's  death  after  the  commencement   of

Retirement  Benefits, Normal Retirement Benefits,  or  Disability

Retirement  Benefits,  but prior to the completion  of  all  such payments  due and owing hereunder, the Company shall continue  to make  such  payments,  in  equal monthly installments,  over  the remainder of the period specified in paragraph 4 or 5 hereof that would have been applicable to the Employee had he survived.  Such continuing  payments  shall be made to the Employee's  designated

beneficiary,  in  accordance  with  the  last  such   designation

received  by the Company from the Employee prior to his death  or if  said  payments  are otherwise to be made as provided  herein,

said payments shall be made to the Employee's then living spouse,

so  long  as  she  shall live and thereafter to  such  person  or person, including her estate, as she may appoint under her  Will,

making specific reference hereto; if the Employee is not survived by  a  spouse  or  if  she shall fail to so  appoint,  then  said payments  shall  be  made  to the then  living  children  of  the

Employee,  if any, in equal shares, for their joint and  survivor lives;  and if none, or after their respective joint and survivor lives,  any balance thereof in one lump sum to the estate of  the

Employee.   Such continuing payments shall commence on the  first

day of the first month following the Employee's death.

6.        TERMINATION BENEFIT.  In the event of the Employee's

termination  of  employment with the  Company  before  his  Early

Retirement  Date  for  any  reason,  other  than  his  disability retirement  or his death, the Company shall pay to the  Employee,

as  compensation for services rendered prior to such termination,

a  single  sum  equal  to the entire Accrued  Benefit  hereunder,

including   additions   thereto,  (the  "Termination   Benefit");

provided  however,  if the termination of  the  Employee  by  the

Company is for just cause, payment of the Accrued Benefit,  shall be  exclusive  of  additions thereto, and any and  all  additions credited  to the Employee's Retirement Account shall be forfeited to  the Company.  The Termination Benefit shall be payable on the first  day  of the first month following the termination  of  the

Employee's employment with the Company.  Just cause is defined as either  serious  criminal  conduct by the  Employee  against  the

Company, or conduct which the Employee knew was against the  best interests  of  the  Company at the time it was committed  by  the

Employee.

7. HARDSHIP BENEFIT. In the event the Employee suffers a financial hardship (as hereinafter defined), the Company may, if it deems advisable in its sole and absolute discretion, distribute to or utilize on behalf of the Employee as a hardship benefit (the "Hardship Benefit") any portion of the Employee's Retirement Account up to, but not in excess of, the Termination Benefit to which the Employee would have been entitled as of the date a Hardship Benefit is distributed or utilized. Any Hardship Benefit shall be distributed or utilized at such times as the Company shall determine, and the Accrued Benefit in the Employee's Retirement Account shall be reduced by the amount so distributed and/or utilized. Financial Hardship shall mean dire financial need of the Employee caused by temporary or permanent disability or incapacity, medical or educational expenses, the purchase or maintenance of a residence, or a material reduction in family income.

8. BENEFICIARY DESIGNATION. The Employee shall have the right, at any time, to submit in substantially the form attached hereto as Exhibit A, a written designation of primary and secondary beneficiaries to whom payment under this Agreement shall be made in the event of his death prior to complete distribution of the benefits due and payable under the Agreement. Each beneficiary designation shall become effective only when receipt thereof is acknowledged in writing by the Company.

9. NO TRUST CREATED. Nothing contained in this Agreement, and no action taken pursuant to its provisions by either party hereto shall create, or be construed to create, a trust of any kind, or a fiduciary relationship between the Company and the Employee, his designated beneficiary, other beneficiaries of the Employee or any other person.

10.  BENEFITS  PAYABLE  ONLY FROM GENERAL CORPORATE  ASSETS;

          UNSECURED GENERAL CREDITOR STATUS OF EMPLOYEE

          (a)       The payments to the Employee or his designated

     beneficiary or any other beneficiary hereunder shall be made from assets which shall continue, for all purposes, to be a part of the general, unrestricted assets of the Company; no person shall have any interest in any such assets by virtue of the provisions of this Agreement.  The Company's obligation hereunder shall be an unfunded and unsecured promise to pay money in the future.  To the extent that any person acquires a right to receive payments from the Company under the provisions hereof, such right shall be no greater than the right of any unsecured general creditor of the Company; no such person shall have nor require any legal or equitable right, interest or claim in or to any property  or assets of the Company.

(b) In the event that, in its discretion, the Company purchases an insurance policy or policies insuring the life of the Employee (or any other property), to allow the Company to recover the cost of providing benefits, in whole or in part, hereunder, neither the Employee, his designated beneficiary nor any other beneficiary shall have any rights whatsoever therein or in the proceeds therefrom. The Company shall be the sole owner and beneficiary of any such insurance policy and shall possess and may exercise all incidents or ownership therein. No such policy, policies or other property shall be held in any trust for the Employee or any other person nor as collateral security for any obligation of the Company hereunder.

11.       NO CONTRACT OF EMPLOYMENT.  Nothing contained herein

shall be construed to be a contract of employment for any term of years,  nor as conferring upon the Employee the right to continue to  be employed by the Company in his present capacity, or in any capacity.  It is expressly understood by the parties thereto that this  Agreement  relates to the payment of deferred  compensation for  the  Employee's services, payable after termination  of  his employment  with  the  Company, and is  not  intended  to  be  an employment contract.

12. BENEFITS NOT TRANSFERRABLE. Neither the Employee, his designated beneficiary, nor any other beneficiary under this Agreement shall have any power or right to transfer, assign, anticipate, hypothecate or otherwise encumber any part of all of the amounts payable hereunder. No such amounts shall be subject to seizure by any creditor of any such beneficiary, by a proceeding at law or in equity, nor shall such amounts be transferable by operation of law in the event of bankruptcy, insolvency or death of the Employee, his designated beneficiary, or any other beneficiary hereunder. Any such attempted assignment or transfer shall be void.

13.       DETERMINATION OF BENEFITS

     a. Claim. A person who believes that he or she is being denied a benefit to which he or she it entitled under the Plan (hereinafter referred to as a "Claimant") must first file a written request for such benefit with the Company, setting forth his or her claim. The request must be addressed to the President of the Company at its then principal place of business.

     b. Claim Decision. Upon receipt of a claim, the Company shall advise the Claimant that a reply will be forthcoming within ninety (90) days and shall, in fact, deliver such reply within such period. The Company may, however, extend the reply period for an additional ninety (90) days for reasonable cause.

     If the claim is denied in whole or in part, the Company shall adopt a written opinion, using language calculated to be understood by the Claimant, setting forth:

          (f)       The specific reason or reasons for such denial;

          (g) The specific reference to pertinent provisions of this Agreement on which such denial is based;

          (h) A description of any additional material or information necessary for the Claimant to perfect his claim and an explanation why such material or such information is necessary;

          (i) Appropriate information as to the steps to be taken if the Claimant wishes to submit the claim for review; and

          (j) The time limits for requesting a review under subsection c. and for review under subsection d. hereof.

     b. Request for Review. Within sixty (60) days after the receipt by the Claimant of the written opinion described above, the Claimant must request in writing that the Secretary of the Company review the determination of the Company. Such request must be addressed to the Secretary of the Company, at its then principal place of business. The Claimant or his duly authorized representative may, but need not, review the pertinent documents and submit issues and comments in writing for consideration by the Company. If the Claimant does not request a review of the Company's determination by the Secretary of the Company within such sixty (60) day period, he shall be barred and estopped from challenging the Company's determination.

     c. Review of Decision. Within sixty (60) days after the Secretary's receipt of a request for review, he will review the Company's determination. After considering all materials presented by the Claimant, the Secretary will render a written opinion, written in a manner calculated to be understood by the Claimant, setting forth the specific reasons for the decision and containing specific references to the pertinent provisions of this Agreement on which the decision is based. If special circumstances require that the sixty (60) day time period be extended, the Secretary will so notify the Claimant and will render the decision as soon as possible, but no later than one hundred twenty (120) days after receipt of the request for review.

     1.        AMENDMENT.  This Agreement may not be amended, altered

or modified, except by a written instrument signed by the parties hereto,  or their respective successors, and may not be otherwise terminated except as provided herein.

     2.        TERMINATION.  The Agreement may be terminated at any

time  by either party by written notice to the other party.   All

rights  and  obligations of the parties with  regard  to  Accrued

Benefits  shall  continue  in full  force  and  effect,  but  the

Employer  shall  not be required to credit any additional  Annual

Deferral   Sums   to   Employee's   Retirement   Account,   after

termination.

     3.        INUREMENT.  This Agreement shall be binding upon and

inure  to  the  benefit  of the Company and  its  successors  and assigns,  and  the  Employee, his successors,  heirs,  executors,

administrators and beneficiaries.

     4.        NOTICE.  Any notice, consent or demand required or

permitted  to  be  given under the provisions of  this  Agreement shall  be in writing, and shall be signed by the party giving  or making the same.  If such notice, consent or demand is mailed  to a party hereto, it shall be sent by United States certified mail,

postage prepaid, addressed to such party's last known address  as shown  on  the records of the Company.  The date of such  mailing

shall  be  deemed the date of notice, consent or demand.   Either

party  may  change the address to which notice is to be  sent  by giving notice of the change of address in the manner aforesaid.

     5.        GOVERNING LAW.  This Agreement, and the rights of the

parties  hereunder,  shall  be  governed  by  and  construed   in

accordance with the laws of the State of Minnesota.

       IN   WITNESS  WHEREOF,  the  parties  have  executed  this

Agreement,  in duplicate, effective as of the day and year  first above written.



                                   CITIZENS SECURITY MUTUAL
                                   INSURANCE COMPANY


                                   By
                                   Jerry Olson, Vice President and
                                   Corporate Secretary




                                   Scott Broughton




                      AGENCY AGREEMENT


THIS AGREEMENT made this __________________ day of
_________________ ,19___, by and between Citizens Security
Group, Red Wing, Minnesota, (hereinafter called "Company")
and
___________________________________________________________
city of _________________________________ in the county of
________________________ and the state of
_______________________ (hereinafter called "Agent") agreed as follows:

  I. AUTHORITY OF AGENT

     A. The Agent is an independent contractor, not an employee of the Company, and subject to requirements and prohibitions imposed by law, the terms of this Agreement, and the underwriting rules and regulations of the Company, is authorized to:

       1. Solicit, receive and transmit to the Company proposals for insurance contracts.

       2. Bind and execute insurance contracts as provided in the then current Instructions to Agents.

       3. Provide all usual and customary services of an insurance agent on all insurance contracts placed by the Agent with the Company.

       4. Collect and receipt for premiums and, except as to direct bill business or premium finance payments, as full compensation to retain commissions out of premiums so collected. The
          Agent agrees to refund return commissions on policy cancellations or reductions at the same rate at which commissions were originally retained.

       5. Exercise his authority personally or through his authorized employees.

       6. Represent other companies.

       7. Exercise exclusive and independent control of his time and the conduct of his agency.


  II.  PREMIUM ACCOUNTING

     The Agent and the Company shall comply with the following accounting procedures on insurance written in the Company and billed to the Agent:

     A. Itemized statements will be prepared monthly by the Company, or, when mutually agreed upon, by the Agent. These statements will be mailed by the 15th day following the account month reported.

     B. Each item owed by the Agent of the Company will be due 45 days after the end of the account month for which the statement was prepared.

     C. The omission of any items from the monthly statement will not affect the responsibility of either party to account for and pay all amounts due to the other party.

     D. Final additional premiums or interim premiums developed by audit or those premiums developed under reporting form policies may, by written notice, be turned over to the Company for collection provided that:

       1. The Agent will have no further responsibility for collection of the premiums;

       2. The Agent notifies the Company in writing within 45 days after the month in which the premiums first appeared on his statement;

       3. No commission will be due the Agent on premiums collected by the Company.

     E. The Agent's financial and accounting records pertaining to Company business will be subject to inspection and audit at all reasonable times by Company representatives.


  III. DIRECT BILL POLICY PROCEDURES

     The following procedures apply to direct bill business:

     A. The completed application shall be submitted to the Company in accordance with the provisions of the Company's direct bill program.

     B. The Company will be responsible for all premium billing and collection on renewals unless otherwise mutually agreed upon by the Agent and the Company.

     C. When the Company collects the premium, commissions will be paid to the Agent within 30 days after the end of the month in which premiums are received and recorded by the Company, subject to any return commissions due from Agent.

     D. A copy of all underwriting requests, audits, engineering reports, recommendations, cancellation or renewal notices, endorsements and statements, except for budget or premium finance notices, sent to the insured by the Company will be sent to the Agent.

     E. The Agent will be given an advance release of all mailings of informational material designed for sales promotion prior to actual mailing to the insured.

     F. The Agent's name will be clearly and prominently displayed on renewal policies, continuation notices or renewal certificates, and premium statements in print no smaller than any produced by the Company's electronic data processing on that document.

     G. Unless authorized by the Agent, the Company will not use, or permit use of, its records of business placed by the Agent with the Company to individually solicit policyholders for the sale of other lines of insurance or other products or services. When the Agent grants this authorization, he will be allowed the regular commission on sales resulting from the use of these records, and will retain ownership and control of any expirations arising from these sales.


  IV.  AGENCY SALE OR TRANSFER

     A. The Agent agrees to give advance notice to the Company of any sale or transfer of his business, or its consolidation with a successor firm, in order that the Company may, at its election and with the consent of the parties of interest:
          (1) Consent to the assignment of this
          Agreement to the successor, or (2) Enter into a new Agency Agreement with the successor. If neither
          (1) or (2) fo the foregoing are agreed upon, then the Company will place in effect a Limited
          Agency Agreement with the successor.

     B. There shall not be any interruption in service to policyholders upon the sale or transfer of the Agent's business.


  V. COMPENSATION

     As full compensation for services, the Company shall pay the Agent commissions on premiums written and paid for, at the rates specified in current "commission schedules". The Agent shall pay the Company return commission at the same rates on any return premiums, including return premium on cancellations ordered or made by the Company. Where no commission rate has been specified, but insurance has been submitted and accepted by the Company, the rates shall be determined by the Company. The schedule(s) of commissions allowable shall be subject to change provided the Company gives the Agency prior written notice not less than 90 days or the minimum number of days allowed by the applicable state statutes.


  VI.  CHANGES IN AGREEMENT

     A. This Agreement may be revised at any time by mutual agreement of the Agent and the Company.

     B. This Agreement may be revised by the Company only after it gives the Agent at least 60 days advance notice which sets forth the proposed revision and its effective date.

     C. The Agent and the Company each agree to confirm in writing and sign any revisions of this Agreement.


  VII. AMENDMENT AND TERMINATION PROCEDURES

     A. If the Agent is delinquent in payment of monies due the Company, the Company may, by written notice to the Agent, immediately suspend the Agent's authority under items 1, 2, 3, and 4 of Authority of Agent, to whatever extent the Company may elect, during the period the Agent remains delinquent in such payment. Routine differences in account which are minor in amount will not constitute delinquency in payment under this provision.

     B.   This Agreement shall terminate:

       1. Automatically, if any public authority cancels or declines to renew the Agent's license or certificate of authority;

       2. Upon either party giving at least 60 days written notice in advance to the other.

     C. In the event this Agreement is terminated in accordance with Section B2 above, the Company will:

       1. At the Agent's request, provide the Agent with a complete list of existing direct bill policies placed by the Agent with the Company, including the expiration date of such policies.

       2. At the Agent's request, authorize the reinsurance of all existing policies with another company, in which event the Agent shall, at no cost to the Company, arrange with an other insurer acceptable to the Company for the prompt assumption of such risks on terms acceptable to the Company and Agent. The reinsurance will be effective as of the termination date of this Agreement, and the Company agrees to promptly deliver to the assuming company a bordereau of the business reinsured.

     D. In the event of termination of this Agreement, the Agent having and continuing to promptly account for and pay to the Company the premiums for which he may be liable, the Agent's records, use and control of expirations will remain the property of the Agent and be left in his undisputed possession; otherwise the records, use and control of all expirations of business placed with the Company will become vested in the Company. If, in disposing of these records and expirations, the Company does not realize sufficient money to discharge in full the Agent's indebtedness to the Company, the Agent will remain liable for the balance of the indebtedness. Any amount realized in excess of indebtedness, less expense of disposing of the records and expirations, will be returned to the Agent.


  VIII.   INDEMNIFICATION OF AGENT

     A. The Company shall indemnify and hold the Agent harmless from liability for damages arising out of Company error or omission in the preparation or handling of any insurance contract or billing statement to which this Agreement applies, except to the extent that the Agent has caused, contributed to or compounded the error or omission.

     B. The Agent shall promptly notify the Company of any claim for damages as outlined above; and the Company, at its option, will have the right to assume or associate in the defense thereof.

     C. The Agent shall not, except at his own expense, voluntarily make any payment, assume any liability, or incur any expense related to such claim without the consent of the Company.

     D. Providing the Agent has complied with the above provisions the Company agrees to pay all expenses including legal fees reasonably incurred by the Agent in connection with the investigation or defense of any such claim.

     E. The Company shall indemnify and hold the Agent harmless against actual pecuniary damages which the Agent becomes obligated to pay, including costs of defense, due solely to the failure of the Company to comply with the requirements of Public Law 91-508 (The Fair Credit Reporting Act) in the procurement or use of consumer reports ordered by the Company, except to the extent that such damages are caused or contributed to by any act or omission of the Agent. The Agent shall immediately notify the Company of any claim or action relating to the Fair Credit Reporting Act, and the Company shall be entitled to defend such action with counsel of its choice.

  IX.  ARBITRATION

     In the event of any dispute arising out of or under this contract between the Agent and the Company, both agree to submit such dispute to arbitration, and the expenses will be borne equally.

     A. There will be three arbitrators; one will be selected by the Agent, one will be selected by the Company, and a third will be selected by those two arbitrators.

     B. The determination of the arbitrators will be final and binding on all parties hereto.



X.   CONDITIONS

     A. The provisions of this Agreement will not apply to business subject to the administration or control of any underwriting association, pool, plan or syndicate.

     B. This Agreement supersedes all previous agency agreements, including any amendments, whether written or oral, between the Company and the Agent.

     C. All sums paid by policyholders to the Agent or his representatives less any commission due the agent, shall be held in trust for the Company by the Agent and shall not be used to pay any expenses or other obligations. The making of payments or rendering of accounts pursuant to this Agreement do not convert the relationship to debtor and creditor as to such sums.

     D. Flat cancellations must be effected not later than forty-five (45) days after effective date of insurance or in conformity with the rule of the Rating
          Bureau having jurisdiction.  The Agent
          shall not be entitled to credit for flat cancellation until proof of such cancellation satisfactory to the Company be furnished to the Company.

     E.   Any policy forms, policies, manuals and other like
          Company supplies furnished to the Agent by the Company shall always remain the property of the Company and shall be returned to the Company, or its representative, promptly upon demand.




FOR THE COMPANY

_____________________________________



_____________________________________





*If Agent is operating under a trade or firm name, such name should be shown followed by the name and title or position of the individual signing such trade or firm name as Agent; in case of a Partnership, the names of all partners should be shown and this Agreement signed by at least one partner; if a Corporation, or a concern doing business under a name indicating incorporation, this Agreement should be signed in the name of the corporation or concern by proper officials.

                      AGENCY AGREEMENT


THIS AGREEMENT made this __________________ day of
_________________ ,19___, by and between Citizens Security
Mutual Insurance Company, Red Wing, Minnesota, (hereinafter
called "Company") and
___________________________________________________________
city of _________________________________ in the county of
________________________ and the state of
_______________________ (hereinafter called "Agent") agreed as follows:

  I. AUTHORITY OF AGENT

     A. The Agent is an independent contractor, not an employee of the Company, and subject to requirements and prohibitions imposed by law, the terms of this Agreement, and the underwriting rules and regulations of the Company, is authorized to:

       1. Solicit, receive and transmit to the Company proposals for insurance contracts.

       2. Bind and execute insurance contracts as provided in the then current Instructions to Agents.

       3. Provide all usual and customary services of an insurance agent on all insurance contracts placed by the Agent with the Company.

       4. Collect and receipt for premiums and, except as to direct bill business or premium finance payments, as full compensation to retain commissions out of premiums so collected. The
          Agent agrees to refund return commissions on policy cancellations or reductions at the same rate at which commissions were originally retained.

       5. Exercise his authority personally or through his authorized employees.

       6. Represent other companies.

       7. Exercise exclusive and independent control of his time and the conduct of his agency.


  II.  PREMIUM ACCOUNTING

     The Agent and the Company shall comply with the following accounting procedures on insurance written in the Company and billed to the Agent:

     A. Itemized statements will be prepared monthly by the Company, or, when mutually agreed upon, by the Agent. These statements will be mailed by the 15th day following the account month reported.

     B. Each item owed by the Agent of the Company will be due 45 days after the end of the account month for which the statement was prepared.

     C. The omission of any items from the monthly statement will not affect the responsibility of either party to account for and pay all amounts due to the other party.

     D. Final additional premiums or interim premiums developed by audit or those premiums developed under reporting form policies may, by written notice, be turned over to the Company for collection provided that:

       1. The Agent will have no further responsibility for collection of the premiums;

       2. The Agent notifies the Company in writing within 45 days after the month in which the premiums first appeared on his statement;

       3. No commission will be due the Agent on premiums collected by the Company.

     E. The Agent's financial and accounting records pertaining to Company business will be subject to inspection and audit at all reasonable times by Company representatives.


  III. DIRECT BILL POLICY PROCEDURES

     The following procedures apply to direct bill business:

     A. The completed application shall be submitted to the Company in accordance with the provisions of the Company's direct bill program.

     B. The Company will be responsible for all premium billing and collection on renewals unless otherwise mutually agreed upon by the Agent and the Company.

     C. When the Company collects the premium, commissions will be paid to the Agent within 30 days after the end of the month in which premiums are received and recorded by the Company, subject to any return commissions due from Agent.

     D. A copy of all underwriting requests, audits, engineering reports, recommendations, cancellation or renewal notices, endorsements and statements, except for budget or premium finance notices, sent to the insured by the Company will be sent to the Agent.

     E. The Agent will be given an advance release of all mailings of informational material designed for sales promotion prior to actual mailing to the insured.

     F. The Agent's name will be clearly and prominently displayed on renewal policies, continuation notices or renewal certificates, and premium statements in print no smaller than any produced by the Company's electronic data processing on that document.

     G.   Unless authorized by the Agent, the Company will
          not use, or permit use of, its records of
          business placed by the Agent with the Company to
          individually solicit policyholders for
          the sale of other lines of insurance or other products or
          services.   When the Agent grants this
          authorization, he will be allowed the regular commission on sales resulting from the use of these records, and will retain ownership and control of any expirations arising from these sales.


  IV.  AGENCY SALE OR TRANSFER

     A.   The Agent agrees to give advance notice to the
          Company of any sale or transfer of his
          business, or its consolidation with a successor firm, in order that the Company may, at its election and with the consent of the parties of interest: (1) Consent to the assignment of this Agreement to the successor, or (2) Enter into a new Agency Agreement with the successor. If neither (1) or (2) fo the foregoing are agreed upon, then the Company will place in effect a Limited Agency Agreement with the successor.

     B. There shall not be any interruption in service to policyholders upon the sale or transfer of the Agent's business.


  V. COMPENSATION

     As full compensation for services, the Company shall
     pay the Agent commissions on premiums written and
     paid for, at the rates specified in current "commission
     schedules".   The Agent shall pay the Company
     return commission at the same rates on any return
     premiums, including return premium on cancellations ordered
     or made by the Company.   Where no commission
     rate has been specified, but insurance has been submitted and accepted by the Company, the rates shall be determined by the Company. The schedule(s) of commissions allowable shall be subject to change provided the Company gives the Agency prior written notice not less than 90 days or the minimum number of days allowed by the applicable state statutes.


  VI.  CHANGES IN AGREEMENT

     A. This Agreement may be revised at any time by mutual agreement of the Agent and the Company.

     B. This Agreement may be revised by the Company only after it gives the Agent at least 60 days advance notice which sets forth the proposed revision and its effective date.

     C. The Agent and the Company each agree to confirm in writing and sign any revisions of this Agreement.


  VII. AMENDMENT AND TERMINATION PROCEDURES

     A. If the Agent is delinquent in payment of monies due the Company, the Company may, by written notice to the Agent, immediately suspend the Agent's authority under items 1, 2, 3, and 4 of Authority of Agent, to whatever extent the Company may elect, during the period the Agent remains delinquent in such payment. Routine differences in account which are minor in amount will not constitute delinquency in payment under this provision.

     B.   This Agreement shall terminate:

       1. Automatically, if any public authority cancels or declines to renew the Agent's license or certificate of authority;

       2. Upon either party giving at least 60 days written notice in advance to the other.

     C. In the event this Agreement is terminated in accordance with Section B2 above, the Company will:

       1. At the Agent's request, provide the Agent with a complete list of existing direct bill policies placed by the Agent with the Company, including the expiration date of such policies.

       2. At the Agent's request, authorize the reinsurance of all existing policies with another company, in which event the Agent shall, at no cost to the Company, arrange with an other insurer acceptable to the Company for the prompt assumption of such risks on terms acceptable to the Company and Agent. The reinsurance will be effective as of the termination date of this Agreement, and the Company agrees to promptly deliver to the assuming company a bordereau of the business reinsured.

     D. In the event of termination of this Agreement, the Agent having and continuing to promptly account for and pay to the Company the premiums for which he may be liable, the Agent's records, use and control of expirations will remain the property of the Agent and be left in his undisputed possession; otherwise the records, use and control of all expirations of business placed with the Company will become vested in the Company. If, in disposing of these records and expirations, the Company does not realize sufficient money to discharge in full the Agent's indebtedness to the Company, the Agent will remain liable for the balance of the indebtedness. Any amount realized in excess of indebtedness, less expense of disposing of the records and expirations, will be returned to the Agent.


  VIII.   INDEMNIFICATION OF AGENT

     A. The Company shall indemnify and hold the Agent harmless from liability for damages arising out of Company error or omission in the preparation or handling of any insurance contract or billing statement to which this Agreement applies, except to the extent that the Agent has caused, contributed to or compounded the error or omission.

     B. The Agent shall promptly notify the Company of any claim for damages as outlined above; and the Company, at its option, will have the right to assume or associate in the defense thereof.

     C. The Agent shall not, except at his own expense, voluntarily make any payment, assume any liability, or incur any expense related to such claim without the consent of the Company.

     D. Providing the Agent has complied with the above provisions the Company agrees to pay all expenses including legal fees reasonably incurred by the Agent in connection with the investigation or defense of any such claim.

     E. The Company shall indemnify and hold the Agent harmless against actual pecuniary damages which the Agent becomes obligated to pay, including costs of defense, due solely to the failure of the Company to comply with the requirements of Public Law
          91-508 (The Fair Credit Reporting Act) in the procurement or use of consumer reports ordered by the Company, except to the extent that such damages are caused or contributed to by any act or omission of the Agent. The Agent shall immediately notify the Company of any claim or action relating to the Fair Credit Reporting Act, and the Company shall be entitled to defend such action with counsel of its choice.

  IX.  ARBITRATION

     In the event of any dispute arising out of or under this contract between the Agent and the Company, both agree to submit such dispute to arbitration, and the expenses will be borne equally.

     A. There will be three arbitrators; one will be selected by the Agent, one will be selected by the Company, and a third will be selected by those two arbitrators.

     B. The determination of the arbitrators will be final and binding on all parties hereto.


  X. CONDITIONS

     A. The provisions of this Agreement will not apply to business subject to the administration or control of any underwriting association, pool, plan or syndicate.

     B. This Agreement supersedes all previous agency agreements, including any amendments, whether written or oral, between the Company and the Agent.

     C. All sums paid by policyholders to the Agent or his representatives less any commission due the agent, shall be held in trust for the Company by the Agent and shall not be used to pay any expenses or other obligations. The making of payments or rendering of accounts pursuant to this Agreement do not convert the relationship to debtor and creditor as to such sums.

     D. Flat cancellations must be effected not later than forty-five (45) days after effective date of insurance or in conformity with the rule of the Rating Bureau having jurisdiction. The Agent shall not be entitled to credit for flat cancellation until proof of such cancellation satisfactory to the Company be furnished to the Company.

     E.   Any policy forms, policies, manuals and other like
          Company supplies furnished to the Agent by the Company shall always remain the property of the Company and shall be returned to the Company, or its representative, promptly upon demand.




FOR THE COMPANY

_____________________________________



_____________________________________





*If Agent is operating under a trade or firm name, such name should be shown followed by the name and title or position of the individual signing such trade or firm name as Agent; in case of a Partnership, the names of all partners should be shown and this Agreement signed by at least one partner; if a Corporation, or a concern doing business under a name indicating incorporation, this Agreement should be signed in the name of the corporation or concern by proper officials.

                      AGENCY AGREEMENT

THIS AGREEMENT made this __________________ day of _________________ ,19___, by and between Insurance Company of Ohio, Red Wing, MN, (hereinafter called "Company") and
____________________________________________________________
___________ city of _____________________________________in
the county of _________________________ and the state of
_______________________ (hereinafter called "Agent") agreed as follows:

  I. AUTHORITY OF AGENT

     A. The Agent is an independent contractor, not an employee of the Company, and subject to requirements and prohibitions imposed by law, the terms of this Agreement, and the underwriting rules and regulations of the Company, is authorized to:

       1. Solicit, receive and transmit to the Company proposals for insurance contracts.

       2. Bind and execute insurance contracts as provided in the then current Instructions to Agents.

       3. Provide all usual and customary services of an insurance agent on all insurance contracts placed by the Agent with the Company.

       4. Collect and receipt for premiums and, except as to direct bill business or premium finance payments, as full compensation to retain commissions out of premiums so collected. The
Agent agrees to refund return commissions on policy cancellations or reductions at the same rate at which commissions were originally retained.

       5. Exercise his authority personally or through his authorized employees.

       6. Represent other companies.

       7. Exercise exclusive and independent control of his time and the conduct of his agency.


  II.  PREMIUM ACCOUNTING

     The Agent and the Company shall comply with the following accounting procedures on insurance written in the Company and billed to the Agent:

     A. Itemized statements will be prepared monthly by the Company, or, when mutually agreed upon, by the Agent. These statements will be mailed by the 15th day following the account month reported.

     B. Each item owed by the Agent of the Company will be due 45 days after the end of the account month for which the statement was prepared.

     C. The omission of any items from the monthly statement will not affect the responsibility of either party to account for and pay all amounts due to the other party.

     D. Final additional premiums or interim premiums developed by audit or those premiums developed under reporting form policies may, by written notice, be turned over to the Company for collection provided that:

       1. The Agent will have no further responsibility for collection of the premiums;

       2. The Agent notifies the Company in writing within 45 days after the month in which the premiums first appeared on his statement;

       3. No commission will be due the Agent on premiums collected by the Company.

       4. Commercial Audit Premiums are direct billed through CAP account when the audited policy term was direct billed on CAP.

     E. The Agent's financial and accounting records pertaining to Company business will be subject to inspection and audit at all reasonable times by Company representatives.


  III. DIRECT BILL POLICY PROCEDURES

     The following procedures apply to direct bill business:

     A. The completed application shall be submitted to the Company in accordance with the provisions of the Company's direct bill program.

     B. The Company will be responsible for all premium billing and collection on renewals unless otherwise mutually agreed upon by the Agent and the Company.

     C. When the Company collects the premium, commissions will be paid to the Agent within 30 days after the end of the month in which premiums are received and recorded by the Company, subject to any return commissions due from Agent.

     D. A copy of all underwriting requests, audits, engineering reports, recommendations, cancellation or renewal notices, endorsements and statements, except for budget or premium finance notices, sent to the insured by the Company will be sent to the Agent.

     E. The Agent's name will be clearly and prominently displayed on renewal policies, continuation notices or renewal certificates, and premium statements in print no smaller than any produced by the Company's electronic data processing on that document.

     F. Unless authorized by the Agent, the Company will not use, or permit use of, its records of business placed by the Agent with the Company to individually solicit policyholders for the sale of other lines of insurance or other products or services. When the Agent grants this authorization, he will be allowed the regular commission on sales resulting from the use of these records, and will retain ownership and control of any expirations arising from these sales.


  IV.  AGENCY SALE OR TRANSFER

     A. The Agent agrees to give advance notice to the Company of any sale or transfer of his business, or its consolidation with a successor firm, in order that the Company may, at its election and with the consent of the parties of interest:
(1) Consent to the assignment of this
Agreement to the successor, or  (2) Enter into a new Agency
Agreement with the successor.  If neither
(1) or (2) fo the foregoing are agreed upon, then the Company will place in effect a Limited
Agency Agreement with the successor.

     B. There shall not be any interruption in service to policyholders upon the sale or transfer of the Agent's business.


  V. COMPENSATION

     As full compensation for services, the Company shall pay the Agent commissions on premiums written and paid for, at the rates specified in current "commission schedules". The Agent shall pay the Company return commission at the same rates on any return premiums, including return premium on cancellations ordered or made by the Company. Where no commission rate has been specified, but insurance has been submitted and accepted by the Company, the rates shall be determined by the Company. The schedule(s) of commissions allowable shall be subject to change provided that the Company gives the Agency prior written notice not less than 90 days or the minimum number of days allowed by the applicable state statutes.


  VI.  CHANGES IN AGREEMENT

     A. This Agreement may be revised at any time by mutual agreement of the Agent and the Company.

     B. This Agreement may be revised by the Company only after it gives the Agent at least 60 days advance notice which sets forth the proposed revision and its effective date.

     C. The Agent and the Company each agree to confirm in writing and sign any revisions of this Agreement.


  VII. AMENDMENT AND TERMINATION PROCEDURES

     A. If the Agent is delinquent in payment of monies due the Company, the Company may, by written notice to the Agent, immediately suspend the Agent's authority under items 1, 2, 3, and 4 of Authority of Agent, to whatever extent the Company may elect, during the period the Agent remains delinquent in such payment. Routine differences in account which are minor in amount will not constitute delinquency in payment under this provision.

     B.   If the Agent's license is suspended by the State
Insurance Department, the Agent's authority under items 1 & 2 of Authority of Agent are suspended for duration of State Insurance Department suspension.

     C.   This Agreement shall terminate:

       1. Automatically, if any public authority cancels or declines to renew the Agent's license or certificate of authority;

       2. Upon the Company giving at least 180 days written notice in advance to the Agent unless a shorter time period is mutually agreed upon.

     D. In the event this Agreement is terminated in accordance with Section C2 above, the Company will:

       1. At the Agent's request, provide the Agent with a complete list of existing direct bill policies placed by the Agent with the Company, including the expiration date of such policies.

       2. At the Agent's request, authorize the reinsurance of all existing policies with another company, in which event the Agent shall, at no cost to the Company, arrange with an other insurer acceptable to the Company for the prompt assumption of such risks on terms acceptable to the Company and Agent. The reinsurance will be effective as of the termination date of this Agreement, and the Company agrees to promptly deliver to the assuming company a bordereau of the business reinsured.

     E. In the event of termination of this Agreement, the Agent having and continuing to promptly account for and pay to the Company the premiums for which he may be liable, the Agent's records, use and control of expirations will remain the property of the Agent and be left in his undisputed possession; otherwise the records, use and control of all expirations of business placed with the Company will become vested in the Company. If, in disposing of these records and expirations, the Company does not realize sufficient money to discharge in full the Agent's indebtedness to the Company, the Agent will remain liable for the balance of the indebtedness. Any amount realized in excess of indebtedness, less expense of disposing of the records and expirations, will be returned to the Agent.


  VIII.   INDEMNIFICATION OF AGENT

     A. The Company shall indemnify and hold the Agent harmless from liability for damages arising out of Company error or omission in the preparation or handling of any insurance contract or billing statement to which this Agreement applies, except to the extent that the Agent has caused, contributed to or compounded the error or omission.

     B. The Agent shall promptly notify the Company of any claim for damages as outlined above; and the Company, at its option, will have the right to assume or associate in the defense thereof.

     C. The Agent shall not, except at his own expense, voluntarily make any payment, assume any liability, or incur any expense related to such claim without the consent of the Company.

     D. Providing the Agent has complied with the above provisions the Company agrees to pay all expenses including legal fees reasonably incurred by the Agent in connection with the investigation or defense of any such claim.

     E. The Company shall indemnify and hold the Agent harmless against actual pecuniary damages which the Agent becomes obligated to pay, including costs of defense, due solely to the failure of the Company to comply with the requirements of Public Law 91-508 (The Fair Credit Reporting Act) in the procurement or use of consumer reports ordered by the Company, except to the extent that such damages are caused or contributed to by any act or omission of the Agent. The Agent shall immediately notify the Company of any claim or action relating to the Fair Credit Reporting Act, and the Company shall be entitled to defend such action with counsel of its choice.

  IX.  ARBITRATION

     In the event of any dispute arising out of or under this contract between the Agent and the Company, both agree to submit such dispute to arbitration, and the expenses will be borne equally.

     A. There will be three arbitrators; one will be selected by the Agent, one will be selected by the Company, and a third will be selected by those two arbitrators.

     B. The determination of the arbitrators will be final and binding on all parties hereto.


  X. CONDITIONS

     A. The provisions of this Agreement will not apply to business subject to the administration or control of any underwriting association, pool, plan or syndicate.

     B. This Agreement supersedes all previous agency agreements, including any amendments, whether written or oral, between the Company and the Agent.

     C. All sums paid by policyholders to the Agent or his representatives less any commission due the agent, shall be held in trust for the Company by the Agent and shall not be used to pay any expenses or other obligations. The making of payments or rendering of accounts pursuant to this Agreement do not convert the relationship to debtor and creditor as to such sums.

     D. Flat cancellations must be effected not later than forty-five (45) days after effective date of insurance or in conformity with the rule of the Rating
Bureau having jurisdiction.  The Agent
shall not be entitled to credit for flat cancellation until proof of such cancellation satisfactory to the Company be furnished to the Company.

     E.   Any policy forms, policies, manuals and other like
Company supplies furnished to the Agent by the Company shall always remain the property of the Company and shall be returned to the Company, or its representative, promptly upon demand.




FOR THE COMPANY

_____________________________________



_____________________________________

*If Agent is operating under a trade or firm name, such name should be shown followed by the name and title or position of the individual signing such trade or firm name as Agent; in case of a Partnership, the names of all partners should be shown and this Agreement signed by at least one partner; if a Corporation, or a concern doing business under a name indicating incorporation, this Agreement should be signed in the name of the corporation or concern by proper officials.

                LIMITED  AGENCY  AGREEMENT



THIS AGREEMENT made this __________________ day of
_________________ ,19___, by
and between Citizens Security Mutual Insurance Company, Red Wing, Minnesota, (hereinafter called "Company") and
____________________________________________________________
___________
city of _________________________________ in the county of
________________________
and the state of _______________________ (hereinafter called "Agent") agreed as follows:

I.   AUTHORITY OF AGENT

  A. The Agent is an independent contractor, not an employee of the Company, and subject to requirements imposed by law, the terms of this Agreement, and the underwriting rules and regulations of the Company, is authorized to:

     1.   Represent the Company for the sole purpose of
servicing and renewing members of the following
Association(s):_____________________________________________
____________________________________________________________
_____insurance contracts placed by the
Agent and with the Company. (Hereinafter called the "Association".)

     2. Issue and countersign appropriate endorsements on contracts for members of the
Association, provided that without prior approval of the Company, the endorsement will not increase the Company's liability or extend the term of any insurance contract.

     3. Collect and receipt for premiums: All members of the Association will be billed through Citizens Account Plan (CAP). Agencies shall receive the
Company's standard commission rates.
Policies submitted require (2) months premium included with the application. Business shall be submitted using the Company's applications. Commissions shall be paid on an annual or semi-annual basis. The Agent agrees to refund commissions on policy cancellations or reductions at the same rate at which commissions were originally retained.

     4. Exercise his authority personally or through his authorized employees.

     5.   Represent other companies.

     6. Exercise exclusive and independent control of his time and the conduct of his agency.

II.  PREMIUM ACCOUNTING

  The following procedures apply to all Association members' policies:

  A. The Company will be responsible for all premium billing and collection, unless otherwise mutually agreed upon by the Agent and the Company.

  B. Commissions will be paid to the Agent within 30 days after the end of the month in which premiums are received and recorded by the Company, subject to any return commissions due from the Agent.

  C. A copy of all underwriting requests, audits, engineering reports, recommendations, cancellation or renewal notices, endorsements and statements, except for budget or premium finance notices, sent to the insured by the Company will be sent to the Agent.


III. AGENCY SALE OR TRANSFER

  A. The Agent agrees to give advance notice to the Company of any sale or transfer of business, or its consolidation with a successor firm, in order that the Company may, at its election and with the consent of the parties of interest: (1) Consent to the assignment of this Agreement to the successor, or (2) Enter into a new agency agreement with the successor.

  B. There shall not be any interruption in service to policyholders upon the sale or transfer of the Agent's business.


IV.  CHANGES IN AGREEMENT

  A. This Agreement may be revised at any time by mutual agreement of the Agent and the Company.

  B. This Agreement may be revised by the Company only after it gives the Agent at least 60 days advance notice which sets forth the proposed revision and its effective date.

  C. The Agent and the Company each agree to confirm in writing and sign any revisions of this Agreement.


V.   AMENDMENT AND TERMINATION PROCEDURES

  A. If the Agent is delinquent in payment of monies due the Company, the Company may, by written notice to the Agent, immediately suspend the Agent's authority to whatever extent the Company may elect, during the period the Agent remains delinquent in such payment. Routine differences in account which are minor in amount will not constitute delinquency in payment under this provision.

  B. This Agreement shall terminate:

     1. Automatically, if any public authority cancels or declines to renew the Agent's license or certificate of authority;

     2.   One year after the Termination Date.

  C. In the event this Agreement is terminated in accordance with Section B2 above, the Company will:

     1. At the Agent's request, provide the Agent with a complete list of existing direct bill policies placed by the Agent with the Company, including the expiration date of such policies.

  D. In the event of termination of the Agreement, the Agent having promptly accounted for and paid to the Company the premiums for which he may be liable, the Agent's records, use and control of expirations will remain the property of the Agent and be left in his undisputed possession; otherwise the records, use and control of all expirations of business placed with the company will become vested in the company. If, in disposing of these records and expirations, the company does not realize sufficient money to discharge in full the Agent's indebtedness to the Company, the Agent will remain liable for the balance of the indebtedness. Any amount realized in excess of indebtedness, less expense of disposing of the records and expirations, will be returned to the Agent.


VI.  INDEMNIFICATION OF AGENT

  A. The Company shall indemnify and hold the Agent harmless from liability for damages arising out of Company error or omission in the preparation or handling of any insurance contract or billing statement to which the Agreement applies, except to the extent that the Agent has caused, contributed to or compounded the error or omission.

  B. The Agent shall promptly notify the Company of any claim for damages as outlined above; and the Company, at its option, will have the right to assume or associate in the defense thereof.

  C. The Agent shall not, except at his own expense, voluntarily make any payment, assume any liability, or incur any expense related to such claim without the consent of the Company.

  D. Providing the Agent has complied with the above provisions, the Company agrees to pay all expenses including legal fees reasonably incurred by the Agent in connection with the investigation or defense of any such claim.

  E. The Company shall indemnify and hold the Agent harmless against actual pecuniary damages which the Agent becomes obligated to pay, including costs of defense, due solely to the failure of the Company to comply with the requirements of Public Law 91-508 (The Fair Credit Reporting Act) in the procurement or use of consumer reports ordered by the Company, except to the extent that such damages are caused or contributed to by any act or omission of the Agent. The Agent shall immediately notify the Company of any claim or action relating to the Fair Credit Reporting Act, and the Company shall be entitled to defend such action with counsel of its choice.


VII.  ARBITRATION

  In the event of any dispute arising out of or under the contract between the Agent and the Company, both agree to submit such dispute or arbitration and the expenses will be borne equally.

  A. There will be three arbitrators; one will be selected by the Agent, one will be selected by the Company, and a third will be selected by those two arbitrators.

  B. The determination of the arbitrators will be final and binding on all parties thereto.


VIII. CONDITIONS

  A. The provisions of this Agreement will only apply to business subject to members of the Association. This Agreement will not apply to the administration or control of any other.

  B. This Agreement supercedes all previous agency agreements, including any amendments, whether written or oral, between the Company and the Agent.

  C. All sums paid by policyholders to the Agent or his representative less any commission due the Agent, shall be held in trust for the Company by the Agent and shall not be used to pay any expense or other obligations. The making of payments or rendering of accounts pursuant to this Agreement do not convert the relationship to debtor and creditor as to such sums.


FOR THE COMPANY:                             FOR THE AGENT:

________________________                     ________________________________


________________________


________________________                     _______________________________

             PERSONAL PARTNER AGENCY AGREEMENT


THIS AGREEMENT is made this __________________ day of ___________________ ,19___, by and between Citizens Security Mutual Insurance Company and Citizens Fund Insurance Company, Red Wing, Minnesota, (hereinafter called "Company") and
____________________________________________________________
__________, city of _________________________________ in the county of _________________________ and the state of
_______________________ (hereinafter called "Agent").  The
Company and
Agent agree as follows:

  I. AUTHORITY OF AGENT

     A. The Agent is an independent contractor, not an employee of the Company, and subject to requirements and prohibitions imposed by law, the terms of this Agreement, and the underwriting rules and regulations of the Company, and is authorized to:

       1. solicit, receive and transmit to the Company proposals for insurance contracts;

       2. bind and execute insurance contracts in accordance with the Company's underwriting guidelines;

       3. provide all usual and customary services of an insurance agent on all insurance contracts placed by the Agent with the Company;

       4. exercise authority personally or through authorized employees;

       5. represent other companies; and

       6. exercise exclusive and independent control of time and conduct of agency.


  II.  DIRECT BILL POLICY PROCEDURES

     A. All premiums will be billed through the direct bill plan.

     B. The Company will be responsible for all premium billing and collection on renewals unless otherwise mutually agreed upon by the Agent and the Company.

     C. Commissions will be paid to the Agent within 30 days after the end of the month in which the premium appears on the Agent's statement, subject to any return commissions due from Agent.

     D. A copy of all underwriting requests, audits, engineering reports, recommendations, cancellation or renewal notices, endorsements and statements, except for budget or premium finance notices, sent to the insured by the Company will be sent to the Agent. Additionally, all underwriting requests, applications, inspections, audits, engineering reports, cancellations or renewal notices generated by the Agent will be kept in the Agent's file and will be subject to audit by the company.

     E. The Agent's name will be clearly and prominently displayed on renewal policies, continuation notices or renewal certificates, and premium statements in print no smaller than any produced by the Company's electronic data processing on that document.

     F. The Agent's financial and accounting records pertaining to Company business will be subject to inspection and audit at all reasonable times by Company representatives.

     G. No commission will be due the Agent on premiums turned over to a collection agency by the Company.


  III. AGENCY SALE OR TRANSFER

     The Agent agrees to give advance notice to the Company of any sale or transfer of business, or Agency consolidation with a successor firm. This provides the Company the opportunity to: (1) consent to the assignment of this agreement to the successor, (2) enter into a new agreement with the successor, or (3) offer, in good faith, to purchase the book of business at a fair market price.


  IV.  COMPENSATION

     As full compensation for services, the Company shall pay the Agent commissions on premiums written, at the rates specified in current "commission schedules".
The Agent shall pay the Company return commission at the same rates on any return premiums, including return premium on cancellations ordered or made by the Company.
Where no commission rate has been specified, but insurance has been submitted and accepted by the Company, the rates shall be determined by the Company. The schedule(s) of commissions allowable shall be subject to change provided the Company gives the Agency prior written notice not less than six months or the minimum number of days allowed by the applicable state statutes.


  V. CHANGES IN AGREEMENT

     A. This Agreement may be revised at any time by mutual agreement of the Agent and the Company.

     B. This Agreement may be revised by the Company only after it gives the Agent at least 90 days advance notice which sets forth the proposed revision and its effective date.

     C. The Agent and the Company must confirm in writing revisions to this Agreement.


  VI.  TERMINATION PROCEDURES

     A.   This Agreement shall terminate:

       1. automatically, if any public authority cancels or declines to renew the Agent's license or certificate of authority;

       2. if the Agency does not inform the Company in advance of using any Agency file information (including MVRs, CBRs, CLUE Reports, and
Inspection Reports) for which the Agency was reimbursed, to transfer or solicit such accounts to another carrier;

       3. upon either party giving at least 90 days written notice in advance to the other; or

       4. automatically, if any portion of the Personal
Partner Software is given or demonstrated, in whole or in part, to any third party without the written consent of the Company.


  VII. INDEMNIFICATION OF AGENT

     A. The Company shall indemnify and hold the Agent harmless from liability for damages arising out of Company error or omission in the preparation or handling of any insurance contract or billing statement to which this Agreement applies, except to the extent that the Agent has caused, contributed to or compounded the error or omission.

     B. The Agent shall promptly notify the Company of any claim for damages as outlined above, and the Company, at its option, will have the right to assume or associate in the defense thereof.

     C. The Agent shall not, except at the Agent's own expense, voluntarily make any payment, assume any liability, or incur any expense related to such claim outside of the authority granted through the Company's E-Z Claim Draft Authority Program.

     D. Providing the Agent has complied with the above provisions, the Company agrees to pay all expenses including legal fees reasonably incurred by the Agent in connection with the investigation or defense of any such claim.

     E. The Company shall indemnify and hold the Agent harmless against actual pecuniary damages which the Agent becomes obligated to pay, including costs of defense, due solely to the failure of the Company to comply with the requirements of Public Law 91-508 (The Fair Credit Reporting Act) in the procurement or use of consumer reports ordered by the Company or Agency, except to the extent that such damages are caused or contributed to by any act or omission of the Agent. The Agent shall immediately notify the Company of any claim or action relating to the Fair Credit Reporting Act, and the Company shall be entitled to defend such action with counsel of its choice.


  VIII.   ARBITRATION

     In the event of any dispute arising out of or under this contract between the Agent and the Company, both agree to submit such dispute to arbitration, and the expenses will be borne equally.

     A. There will be three arbitrators: one selected by the Agent, one selected by the Company, and a third selected by those two arbitrators.

     B. The determination of the arbitrators will be final and binding on all parties hereto.


  IX.  CONDITIONS

     A. The provisions of this Agreement will not apply to business subject to the administration or control of any underwriting association, pool, plan or syndicate.

     B. This Agreement supersedes all previous agency agreements, including any amendments, whether written or oral, between the Company and the Agent as they apply to new personal lines business processed through or in conjunction with the Partners System.

     C. All sums paid by policyholders to the Agent or the Agent's representatives less any commission due the agent, shall be held in trust for the Company by the Agent and shall not be used to pay any expenses or other obligations. The making of payments or rendering of accounts pursuant to this Agreement do not convert the relationship to debtor and creditor as to such sums.

     D. Flat cancellations must be effected not later than forty-five (45) days after effective date of insurance or in conformity with the rule of the rating bureau having jurisdiction. The Agent shall not be entitled to credit for flat cancellation until proof of such cancellation, satisfactory to the Company, be furnished to the Company.

     E. Policy forms, individual account information, policies, manuals, computer hardware and software, and other like Company supplies furnished to the Agent by the Company shall always remain the property of the Company and shall be returned to the Company, or its representative, promptly upon demand. In addition, within fourteen (14) days following termination of this Agreement, the Agent will notify the Company, in writing, that all Company software has been removed from the Agent's hardware.

     F. The Agency will have a policy in force of no less than $500,000 Errors and Omissions insurance coverage.

     G. The Agency will file an annual business plan with the Company covering marketing area, growth, goals, balance of business, etc.

     H. The Agent will solicit business within a defined marketing area. The marketing area will be defined annually by the Agent and Company to accommodate the exclusivity of the program to all participants and the potential expansion of the Agent's operation.

     I.   The Personal Partner System, excluding the Boeckh
Cost Estimator, is a proprietary system
and may not be used to solicit or process business other than the Company's personal lines related business.


FOR THE COMPANY

_____________________________________



_____________________________________





*If Agent is operating under a trade or firm name, such name should be shown followed by the name and title or position of the individual signing such trade or firm name as Agent. In case of a partnership, the names of all partners should be shown and this Agreement signed by at least one partner. If a corporation, or a concern doing business under a name indicating incorporation, this Agreement should be signed in the name of the corporation or concern by proper officials.



             Personal Partner Contingency Plan


Citizens provides this Partner Contingency Plan on the net profits of business written and produced through the Partner as shown by the home office records of Citizens for each period and during the time this plan is in force. This agreement applies only to personal lines policies processed through the Partner system.

For the purpose of this agreement, the profit on business produced by the Partner during the year under consideration will be determined by the following formula:

I.   PHASE I
     Each December 31, the agency will be paid a flat 5% growth commission on premiums processed through the Partners program for the most recent prior calendar year, beginning each January 1, subject to a minimum of $100,000 per calendar year as reported on Citizens' AG01 reports.

     Phase I applies for the first three years of the Partner Agreement or until the agency reaches
     $350,000 in annual written premium (whichever is first). Phase II will apply for the following year if the agency reaches $350,000 during the current year.

II.  PHASE II
     At the end of each profit sharing year, the Net Profit or Loss shall be calculated as follows:

     A.   Earned Premiums                                  $_________________
          Subtract
           1.   Incurred Losses                            $_________________

           2.   Company Home Office Expense at 32.5%
                 of Written Premium                        $_________________

           3.   IBNR Factor at 2.5% of Written Premium     $_________________

           4.   Actual Allocated Loss Adjusting
                Expense Incurred                           $_________________

           5.   Previous Year's Deficit (if applicable)    $_________________

    B.   Total                                             $_________________


    C.   Profit (deficit)                                  $_________________

    D.   Profit Share Earned (50% of C; not to exceed 10%
         of WP)                                            $_________________

III.     FORMULA DEFINITIONS

    A. Earned Premiums are defined as the Written Premiums on business produced during the Profit Sharing Year minus the Unearned Premiums as of the end of the same year plus the Unearned Premiums as of the end of the prior year.

    B. Incurred Losses are defined as net losses paid during the Profit Sharing Year plus reserve for unpaid losses as of the end of the same year and minus reserve for unpaid losses as of the end of the prior year. If a negative total results, a zero total will be used.

    C. Annual Net Written Premiums are gross premiums less credits for premiums on cancellations and returns written by and recorded by Citizens during the Profit Sharing Year.

    D.   Partners' Home Office Expense shall be 32.5% of
         Written Premiums as defined above.

    E. Net Paid Losses shall mean the amount of money paid by Citizens on behalf of the insured for insured events less deduction for all salvage and subrogation recoveries from third parties.

    F. The Previous Year's Deficit is defined as II. (C) above on the prior year's profit share calculation and applies only when the number is less than zero. The maximum deficit carry forward for any single profit share year is three years.

    G. Allocated Loss Adjustment Expense shall mean the expenses incurred in connection with the settlement of a claim or a suit including expenses of litigation, expenses incurred to obtain subrogation and salvage recoveries, a pro rata portion of the salaries and expenses of the COMPANY'S field employees related to the adjusting of losses chargeable hereunder and expenses of the COMPANY'S officials incurred in connection with the settlement of losses chargeable hereunder. Salaries of the COMPANY'S officials and normal overhead charges, such as rent, heat, light, etc., shall not be considered as part of the loss adjustment expense.

IV. OTHER PROVISIONS

    A.   The Partner agent will be provided with a Profit
         Sharing Statement within a reasonable time after the close of the Profit Sharing period, and if a net profit is shown, the Company will promptly remit the resultant Profit Sharing payment to the Partner, if all premiums and other current indebtedness for the period have been paid. The Profit Sharing allowed the Partner, if any, is not payable unless the Partner has complied with all terms of this plan and the Partner Agreement. (No charge or deduction for Profit Sharing payment shall be made or claimed by the Partner in its accounts, and is payable only by Citizens' check.)

    B. Citizens' Partner home office records shall be considered binding and conclusive as to all information pertaining to this statement.

    C. A deficit is incurred any time the total of the Partner's Earned Premiums are less than the total of the following:

         1.   Incurred Losses;

         2.   Citizens' Home Office Expense factor of
              32.5% of Written Premium;

         3.   Citizens' Allocated Loss Adjustment Expenses
              Incurred;

         4.   IBNR Factor of 2.5%; and

         5.   The Previous Year's Deficit.

    D.   The maximum loss charged to your Partner
         Contingency Plan on any one loss will be $150,000.

    E. The maximum single year profit share earned II. (D) is capped at 10% of written premium.

    F. In the event of a change in the Partner's organizational structure during the Profit Sharing period, any Profit Sharing earned during that period shall be payable by Citizens to an assigned recipient as mutually agreed on by Citizens and the agency.

    G. Neither this plan, nor any rights hereunder shall be assignable, but the plan may be altered or amended at any time by written instrument to that effect.

    H. This plan pertains only to the business written through the Partners contract.

    I. This Citizens' Partner Contingency Plan is automatically canceled when the Partner's
         Agreement is canceled, and the Plan does not apply to premiums earned during a calendar year in which the Partner Agreement is canceled.

    J. The Citizens' Partner Contingency Plan is a voluntary plan on the part of the Citizens and is not, nor does it become, a part of any Agency
         Agreement now in force or subsequently
         executed between Citizens and the Partner; and Citizens reserves the right to amend or withdraw the Plan at any time.










                     NETWORK  AGENCIES
                    PROFIT SHARING PLAN



Citizens Security Group (hereafter called "Citizens") provides this Profit Sharing Plan on the net profits of the business written and produced through the a Network of four
(4) or more agencies as shown by the Home Office records of the Citizens for each period and during the time this plan is in force; the first such period beginning January 1, and ending on December 31, and each calendar year thereafter.

Profit Sharing payments shall not be payable to the Network for any Profit Sharing Year unless the Network's annual written premiums are:
                  $250,000 as of 12/31/96

The provisions of this plan do not pertain to premium production of underwriting associations, pools, or individual agency networks of three (3) or less.

For the purpose of this agreement, the profit on the business produced by the Network during the year under consideration will be determined by the following formula:


I.   FORMULA

At the end of each Profit Sharing Year (the accounting period beginning January 1 and ending December 31 of the same calendar year), the Net Profit or Loss shall be calculated as follows:

  A.  Earned premiums    $_______________

  B.  Incurred Losses (not less than zero) $_______________

  C.  Incurred Losses Percentage (B/A x 100) $_______________%

  D.  Gross Profit Percentage (50% - C) $_______________%

  E.  Gross Profit (D x A)    $_______________

  F.  Base Profit Share Due Network (___% x E) $_______________

  G.  Profit Share Due Network     $_______________

II. FORMULA DEFINITIONS (Letters refer to lettered items listed under Section I.)

  A. Annual Written Premiums are defined as gross premiums less credits for premiums on cancellations and returns written by agent and recorded by Company during the Profit Sharing Year.

  B. Earned Premiums are defined as the Written Premiums on business produced during the Profit Sharing
     Year minus the Unearned Premiums as of the end of the same year plus the Unearned Premium as of the end of the prior year.

  C. Incurred Losses are defined as net losses paid during the Profit Sharing Year plus reserve for unpaid losses as of the end of same year and minus reserve for unpaid losses as of the beginning of the same year. If a negative total results, a zero total will be used. The maximum amount charged for any one loss shall be the net amount paid or reserved, subject to
     Section VI. paragraph D. Incurred Losses
     Percentage is calculated by dividing the Incurred Losses by the Earned Premiums times 100. If such Percentage is greater than 50%, no further calculation will be made.

  D. Gross Profit Percentage is calculated by subtracting the Incurred Loss Percentage from 50%.

  E. Gross Profit is calculated by multiplying Earned
     Premiums by the Gross Profit Percentage.

  F. Base Profit Share Due Network shall be calculated by multiplying the Net Profit by the applicable
     Profit Share Percentage set forth in the following table:

                  (a)                 (b)
                 Annual           Profit Share
            Written Premiums       Percentage

                0  -  124,999          .0%
          125,000  -  250,000        10.0%
          250,001  -  500,000        12.5%
          500,001  -1,000,000        15.0%
        1,000,001  -2,000,000        20.0%
        2,000,001  -     over        25.0%

     Determination of base Profit Share Percentage: The percentage figure which is opposite the written premiums for the Profit Sharing Year is the base
     Profit Share Percentage (enter in Section I. F).

  G. Profit Share Due Network shall be the base profit share plus or minus any Bonus Plan percentages as set forth in Section III., Bonus Plan.


III. BONUS PLAN

  A. Growth Bonus

     1.   Citizens agrees to include the following Growth
          Bonus percentage points to the current
          year's base profit share percentage (Section II. F (b)) when the policy count as of 12/31 to the policy count of 1/1 of the same year as shown in Citizens agency statement is:

           % of Policy Count        Growth Bonus

            .949%  and   less          -1.0%
          +1.050%  to  +1.15%          +1.0%
          +1.151%  and  above          +2.0%

  B. Retention Bonus

     1.   Citizens agrees to include the following Retention
          Bonus percentage points to the base profit share percentage (Section II. F (b)) when policies in force as of 12/31 divided by the same policies in force as of 1/1 of the same year are:

                                     Retention
           In Force Retention       Bonus Points

            80.0%  -   90.99%           +2%
            91.0%  -  100.00%           +3%

  C. Loss Ratio Bonus

     1.   Citizens agrees to include the following Loss
          Ratio Bonus percentage points to the current year's base profit share percentage (Section II. F (b)) when the current year plus the preceding two years' loss ratios are:


                                     Loss Ratio
           3 Year Loss Ratios       Bonus Points

                0  -  25.99%            +4%
            26.0%  -  39.99%            +3%
            40.0%  -  49.99%            +2%
            50.0%  -  59.99%             0%
            60.0%  -  69.99%            -2%
            70.0%  -  79.99%            -3%
            80.0%  -    Over            -4%


IV.  DELINQUENCIES

     Citizens agrees to reduce the Network's total profit sharing percentage .5 points for each member agency of the Network delinquent more than once in payment of their account as provided in our Agency Agreement. Payments are based on the twelve (12) monthly statements which make up the Profit Sharing Period.


V.   INDIVIDUAL MEMBER MINIMUM PREMIUM REQUIREMENT

  A. Citizens agrees to reduce the Network's total profit sharing percentage .5 points for each member agency below $25,000 in volume with Citizens as of 12/31.
     Network members appointed within eighteen (18) months of 12/31 shall not be subject to this $25,000 minimum volume requirement.

  B. Citizens agrees to add .25 points to the total
     Network's total profit sharing percentage for each member agency above $100,000 in volume with Citizens as of 12/31.

  C. It is agreed to increase Section V. A to $50,000 and
     Section V. B to $200,000 effective 12/31/94.


VI.  OTHER PROVISIONS

  A. Citizens agrees to submit to the Network a Profit
     Sharing Statement within a reasonable time after the close of the Profit Sharing period, and if a net profit is shown, the Company will promptly remit the resultant profit sharing payment to the Network, if all premiums and other current indebtedness for the period have been paid. The profit sharing allowed the Network, if any, is not payable unless the Network has complied with all terms of this plan and our Agency Agreement. No charge or deduction for profit sharing payment shall be made or claimed by the Network in its accounts and is payable only by the Citizens' check.

  B. Citizens records shall be considered binding and conclusive as to all information pertaining to this Agreement.

  C. A deficit is incurred anytime the Network's Loss
     Percentage is in excess of 50%. There is no deficit carry-over, except as it may apply to the Loss Ratio
     Bonus, Section III. C (1).

  D. The maximum loss charged to Section I. B "Incurred
     Losses" per Network member for a Profit
     Sharing Year will be $100,000 on any one occurrence. Section
     III. C (1) shall include total losses incurred for the Bonus Period calculation.

  E. In the event of a change in Network ownership during the Profit Sharing Period, any profit sharing earned during that period shall be payable by the Citizens to the agency delegated by at least three (3) current Network members to Citizens at the close of that Profit Sharing period. It is also agreed, for the purpose of computing Profit Sharing, that the purchaser receive credit for all the earned premiums and is charged with all the incurred losses of the purchased agency subject to the terms of this agreement.

  F. Neither this plan, nor any rights hereunder shall be assignable, but the plan may be altered or amended at any time by written instrument to that effect.

  G. This plan supersedes all previous agreements, whether written or oral.

  H. This Network Profit Sharing Plan is automatically cancelled when the Network Agency Agreement is cancelled, and the Plan does not apply to premiums earned during a calendar year in which the Network
     Agreement is cancelled.

  I. The Network's Profit Sharing Plan is a voluntary plan on the part of the Citizens and is not, nor does it become, a part of any individual Agency or Network
     Agreement now in force or subsequently
     executed between the Company and any of its Agencies or Networks; and the Citizens reserves the right to amend or withdraw the Plan at any time.

                     INDIVIDUAL  AGENCY
                    PROFIT SHARING PLAN


Citizens Security Group (hereafter called "Citizens") provides this Profit Sharing Plan on the net profits of the business written and produced through the Agency as shown by the Home Office records of the Citizens for each period and during the time this plan is in force; the first such period beginning January 1, and ending on December 31, and each calendar year thereafter.

Profit Sharing payments shall not be payable to the Agency for any Profit Sharing Year unless the Agency's annual written premiums are:
                   $75,000 as of 12/31/96

          otherwise this plan will be inoperative.

The provisions of this plan do not pertain to premium production of underwriting associations, pools, or network/cluster agencies of four (4) or more.

No profit sharing will be paid if an Agency has been delinquent more than once in payment of account as provided in the Company's Agency Agreement. Payments are based on the twelve (12) monthly statements which make up the profit sharing.

For the purpose of this agreement, the profit on the business produced by the Agent during the year under consideration will be determined by the following formula:


I.   FORMULA

At the end of each Profit Sharing Year (the accounting period beginning January 1 and ending December 31 of the same calendar year), the Net Profit or Loss shall be calculated as follows:

  A.  Earned premiums    $______________

  B.  Incurred Losses (not less than zero)   $______________

  C.  Incurred Losses Percentage (B/A x 100)  $______________%

  D.  Gross Profit Percentage (50% - C) $______________%

  E.  Gross Profit (D x A)    $______________

  F.  Base Profit Share Due Agent (___% x E)  $______________

  G.  Profit Share Due Agent  $______________


II. FORMULA DEFINITIONS (Letters refer to lettered items listed under Section I.)

  A. Annual Written Premiums are defined as gross premiums less credits for premiums on cancellations and returns written by agent and recorded by Company during the Profit Sharing Year.

  B. Earned Premiums are defined as the Written Premiums on business produced during the Profit Sharing
     Year minus the Unearned Premiums as of the end of the same year plus the Unearned Premium as of the end of the prior year.

  C. Incurred Losses are defined as net losses paid during the Profit Sharing Year plus reserve for unpaid losses as of the end of same year and minus reserve for unpaid losses as of the beginning of the same year. If a negative total results, a zero total will be used. The maximum amount charged for any one loss shall be the net amount paid or reserved subject to
     Section V, paragraph D.Incurred Loss Percentage is calculated by dividing the Incurred Losses by the Earned Premiums times 100. If such Percentage is greater than 50%, no further calculation will be made.

  D. Gross Profit Percentage is calculated by subtracting the Incurred Loss Percentage from 50%.

  E. Gross Profit is calculated by multiplying Earned
     Premiums by the Gross Profit Percentage.

  F. Base Profit Share Due Agent shall be calculated by
     multiplying the Net Profit by the applicable
     Profit Share Percentage set forth in the following table:
                  (a)                    (b)
                 Annual           Base Profit Share
           Written Premiums           Percentage

                0  -   49,999              0%
           50,000  -  100,000           10.0%
          100,001  -  250,000           15.0%
          250,001  -  500,000           20.0%
          500,001  -     Over           25.0%

     Determination of base Profit Share Percentage: The percentage figure which is opposite the written premiums for the Profit Sharing Year is the base
     Profit Share Percentage (Enter in Section I. F).

  G. Profit Share Due Agent shall be the base profit share plus or minus any Bonus Plan percentages as set forth in Section III. and Section IV., Bonus Plan.


III. BONUS PLAN - Agencies with annual written premiums of $50,000 to $250,000:

  A. Growth Bonus

     1. The Citizens agrees to pay 1.25 times the dollar amount shown in Section I. F when the policy count as of 12/31 is in excess of 1.149% of the policy count as of 1/1 of the current year as shown in Citizens' agency statement.

     2. The Citizens agrees to pay .75 times the dollar amount shown in Section I. F when the policy count as of 12/31 is less than .949% of the policy count as of 1/1 of the current year as shown in Citizens' agency statement.

                Profit Sharing calculation ends here for
             agencies BELOW $250,000 annual written premiums.


IV. BONUS PLAN - Agencies with annual written premiums of $250,001 to $1,000,000:

  A. Growth Bonus

     1.   Citizens agrees to include the following Growth
          Bonus percentage points to the current
          year's base profit share percentage (Section II. F (b)) when the policy count as of 12/31 to the policy count of 1/1 of the current year as shown in Citizens agency statement is:

            % of Policy Count        Growth Bonus

            .949%  and    less           -1.0%
          +1.050%  to   +1.15%           +1.0%
          +1.151%  and   above           +2.0%

  B. Retention Bonus

     1.   Citizens agrees to include the following Retention
          Bonus percentage points to the base profit share percentage (Section II. F (b)) when policies in force as of 12/31 divided by the same policies in force as of 1/1 of the current year are:

                Current              Retention
          Retention Percentage      Bonus Points

            80.0%  -   90.99%           +2%
            91.0%  -  100.00%           +3%

  C. Loss Ratio Bonus

     1.   Citizens agrees to include the following Loss
          Ratio Bonus percentage points to the current year's base profit share percentage (Section II. F (b)) when the current year plus the preceding two years' total incurred losses to earned premiums loss ratio is:


                                              Loss Ratio
           3 Year Loss Ratios                Bonus Points

                0  -  25.99%                     +4%
           26.0%   -  39.99%                     +3%
            40.0%  -  49.99%                     +2%
            50.0%  -  59.99%                      0%
            60.0%  -  69.99%                     -2%
            70.0%  -  79.99%                     -3%
            80.0%  -    Over                     -4%


V.   OTHER PROVISIONS

  A. The Citizens agrees to submit to the Agency a Profit
     Sharing Statement within a reasonable time after the close of the Profit Sharing period, and if a net profit is shown, the Company will promptly remit the resultant profit sharing payment to the Agency, if all premiums and other current indebtedness for the period have been paid. The profit sharing allowed the agency, if any, is not payable unless the Agency has complied with all terms of this plan and our Agency Agreement. No charge or deduction for profit sharing payment shall be made or claimed by the Agency in its accounts and is payable only by the Citizens' check.

  B. Citizens records shall be considered binding and conclusive as to all information pertaining to this Agreement.

  C. A deficit is incurred anytime Agency's Loss Percentage is in excess of 50%. There is no deficit carry-over, except as it may apply to the Loss Ratio Bonus,
     Section IV. C (1).

  D. The maximum loss charged to Section I. B "Incurred
     Losses" for a Profit Sharing Year will be $100,000 on any one occurrence. Section IV. C (1), shall include total losses incurred for the Bonus
     Period calculation.

  E. In the event of a change in agency ownership during the Profit Sharing Period, any profit sharing earned during that period shall be payable by the Citizens to the agency owner shown on the Citizens records at the close of that Profit Sharing period. It is also agreed, for the purpose of computing Profit Sharing, that the purchaser receive credit for all the earned premiums and is charged with all the incurred losses of the purchased agency subject to the terms of this agreement.

  F. Neither this plan, nor any rights hereunder shall be assignable, but the plan may be altered or amended at any time by written instrument to that effect.

  G. This plan supersedes all previous agreements, whether written or oral.

  H. The Agent's Profit Sharing Plan is automatically cancelled when an Agency Agreement is cancelled, and the Plan does not apply to premiums earned during a calendar year in which the Agency Agreement is cancelled.

  I. The Agent's Profit Sharing Plan is a voluntary plan on the part of the Citizens and is not, nor does it become, a part of any Agency Agreement now in force or subsequently executed between the Company and any of its Agents; and the Citizens reserves the right to amend or withdraw the Plan at any time.